UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]

Filed by a party other than the Registrant [ ]

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[x]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

SunOpta Inc.
(Name of Registrant as Specified In Its Charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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SUNOPTA INC.
2233 Argentia Road
Suite 401, West Tower
Mississauga, ON L5N 2X7
905-821-9669

Dear Fellow Shareholder:	March [•], 2016

It is our pleasure to cordially invite you to attend in person, via the Internet or by telephone the Annual and Special Meeting of the Shareholders of SunOpta Inc., which will be held on Tuesday, May 10, 2016 at our corporate offices located at 2233 Argentia Road, Suite 401, West Tower, Mississauga, Ontario, Canada at 4:00 P.M. Eastern Daylight Time.

At our Annual and Special Meeting, shareholders will vote on: the election of our directors; the appointment of our independent public registered accounting firm and auditor and authorization to fix their remuneration; the compensation of our named executive officers; a proposal to ratify and confirm the Company’s Advance Notice By-Law relating to advance notice of proposed nominations to the Company's board; a resolution to ratify and confirm the Company’s Shareholder Rights Plan; and a resolution re-approving and amending the Company’s 2013 Stock Incentive Plan. In addition to these formal items of business, we will review the major developments of the past year and share with you some of our plans for the future.

You will have the opportunity to ask questions and express your views to the senior management of SunOpta Inc. and certain members of the Board of Directors who will be in attendance.

Your vote is important to us. Whether or not you intend to attend the meeting, please read the enclosed proxy statement and submit your vote by completing and returning the enclosed proxy card, or if you are a beneficial owner of shares held in “street name,” you may vote by telephone or via the Internet.

Sincerely,

Alan Murray Chair	Rik Jacobs Chief Executive Officer

SunOpta Inc.
2233 Argentia Road
Suite 401, West Tower
Mississauga, ON L5N 2X7
T:(905) 821-9669 F:(905) 819-7971

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 10, 2016

To the holders of the common shares of SunOpta Inc. (the “Company”):

Notice is hereby given that an Annual and Special Meeting of Shareholders of SunOpta Inc. (the “Meeting”) will be held on Tuesday, May 10, 2016 at 4:00 P.M. Eastern Daylight Time, at the Company’s corporate offices located at 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON, Canada L5N 2X7 for the following purposes:

1.	to elect the directors of the Company;
2.	to appoint the Company’s independent registered public accounting firm and auditor and to authorize the Audit Committee to fix their remuneration;
3.	to consider and, if deemed advisable, approve a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers;
4.

to consider and, if deemed advisable, to pass an ordinary resolution to confirm the Company’s Advance Notice By-Law No. 15 relating to advance notice of proposed nominations to the Company's board, a copy of which is reproduced as Exhibit A;

5.	to consider and, if deemed advisable, to pass an ordinary resolution to ratify and confirm the Company’s Shareholder Rights Plan, a copy of which is reproduced as Exhibit B;
6.	to consider and, if deemed advisable, to pass an ordinary resolution re-approving and amending the Company’s 2013 Stock Incentive Plan, a copy of which is attached as Exhibit C; and
7.	to consider and take action upon such other matters as may properly come before the Meeting or any adjournment or adjournments thereof.

You may also access the Meeting live by teleconference or over the Internet, by following the instructions provided in the accompanying Proxy Statement in the section “Questions and Answers About the Meeting and Voting - How can I vote?”

This Notice is accompanied by a Proxy Statement, a proxy card, the Annual Report of the Company on Form 10-K which includes the Audited Consolidated Financial Statements for the year ended January 2, 2016 and related Management’s Discussion and Analysis, and an envelope to return the proxy card.

The Board of Directors has fixed the close of business on March 11, 2016 as the record date for the determination of the shareholders of the Company entitled to receive notice of and to vote at the Meeting. All such shareholders are cordially invited to attend the Meeting.

Your vote is important. Whether or not you intend to attend the Meeting, please read the enclosed Proxy Statement and submit your vote by completing and returning the enclosed proxy card or if you are a beneficial owner of shares held in “street name,” you may vote by telephone or via the Internet.

If you have any questions or need assistance to vote, please contact our proxy solicitation agent, Kingsdale Shareholder Services by toll-free telephone in North America at 1-877-659-1822 or collect call at 1-416-867-2272 outside North America, or by email at contactus@kingsdaleshareholder.com.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2016.

This Proxy Statement, the accompanying proxy card and our Annual Report to Shareholders for the fiscal year ended January 2, 2016 are first being made available on or about March [•], 2016 to shareholders of the Company entitled to receive notice of and vote at the Meeting as of the record date, and such materials are also available on our website at www.sunopta.com, under the “Investor Relations” link.

In order to be represented by proxy at the Meeting, you must complete and submit the enclosed Form of Proxy or another appropriate form of proxy.

SUNOPTA INC.
PROXY STATEMENT
TABLE OF CONTENTS

Questions and Answers About the Meeting and Voting	2
Security Ownership of Certain Beneficial Owners and Management	8
Proposal One – Election of Directors	12
Corporate Governance	21
Proposal Two – Appointment and Remuneration of Independent Registered Public Accounting Firm and Auditor	32
Report of the Audit Committee	34
Proposal Three – Advisory Vote on the Compensation of Named Executive Officers	35
Executive Compensation	37
Proposal Four – Advance Notice By-Law	57
Proposal Five – Shareholder Rights Plan	59
Proposal Six – Re-Approving and Amending the 2013 Stock Incentive Plan	65
Certain Relationships and Transactions with Insiders and Related Persons	72
Executive Officers	73
Interests of Certain Persons in Matters to be Acted Upon	75
Shareholder Proposals for 2017 Annual Meeting of Shareholders; Shareholder Communications	75
Solicitation of Proxies	77
Form 10-K and Other Information	78
Other Matters	78

Advance Notice By-Law No. 15	Exhibit A
Shareholder Rights Plan	Exhibit B
Amended 2013 Stock Incentive Plan	Exhibit C

BASIS OF PRESENTATION

In this document, all currency amounts are expressed in United States (“U.S.”) dollars (“$”) unless otherwise stated. Amounts expressed in Canadian dollars are preceded by the symbol “Cdn $”. Amounts expressed in euros are preceded by the symbol “€”.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What is the Notice of Internet Availability of Proxy Materials that I received instead of complete proxy materials?

The Securities and Exchange Commission (the “SEC”) rules allow companies to furnish proxy materials, including this proxy statement and our Annual Report to Shareholders, by providing access to these documents on the Internet instead of mailing printed copies of our proxy materials to shareholders. Most shareholders who reside in the United States have received a Notice of Internet Availability of Proxy Materials (the “Notice”), which provides instructions for accessing proxy materials on a website or for requesting electronic or printed copies of the proxy materials.

If you would like to receive a paper copy of the proxy materials for the Annual and Special Meeting of Shareholders (the “Meeting”) of SunOpta Inc. (sometimes referred to as “we”, “us”, “our”, “the Company” or “SunOpta”) and for all future meetings, please follow the Notice instructions for requesting such materials. The chosen electronic delivery option lowers costs and reduces environmental impacts of printing and distributing the materials.

What is the date, time and place of the Meeting?

The Meeting will be held on Tuesday, May 10, 2016 at 4:00 P.M. Eastern Daylight Time at our corporate offices located at 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7.

You may also access the Meeting live by teleconference or over the Internet. To access the Meeting by teleconference, dial toll free at 1-877-312-9198 or international at 1-631-291-4622. To access the Meeting over the Internet, go to the Company’s website at www.sunopta.com. You should plan to access the Company’s website at least 15 minutes prior to the Meeting time in order to register, download and install any necessary audio software.

Why am I receiving proxy materials?

We sent you the Notice or this proxy statement relating to the Meeting (this “Proxy Statement”) and the accompanying proxy card because our Board of Directors (sometimes referred to as the “Board”) is soliciting your proxy to vote at the Meeting and at any adjournment or postponement thereof. You are invited to attend the Meeting and we request that you vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or vote by telephone or Internet as described below under “How can I vote?”

What are the items of business scheduled for the Meeting?

There are six matters scheduled for a vote:

•	the election of the director nominees specified in this Proxy Statement;
•	the appointment of Deloitte LLP as the Company’s independent registered public accounting firm and auditor and authorization for the Audit Committee to fix their remuneration;
•	a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers (“NEOs”);
•

a proposal to ratify and confirm the Company’s Advance Notice By-Law No. 15 relating to advance notice of proposed nominations of directors to the Company's Board, a copy of which is reproduced as Exhibit A;

•	a proposal to ratify and confirm the Company’s Shareholder Rights Plan, a copy of which is reproduced as Exhibit B; and
•	a proposal to re-approve and amend the Company’s 2013 Stock Incentive Plan, a copy of which is attached as Exhibit C.

Shareholders will also consider and take action upon such other matters as may properly come before the Meeting or any adjournment thereof. The Board is not currently aware of any other matters to be presented at the Meeting.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

What is included in the proxy materials?

The proxy materials include:

•	this Proxy Statement for the Meeting;
•	the accompanying proxy card; and
•

our Annual Report to Shareholders on Form 10-K for the year ended January 2, 2016, which includes the Audited Consolidated Financial Statements for the year ended January 2, 2016 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

What is a proxy?

It is your legal designation of another person to vote the shares you own. The other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

The enclosed proxy card contemplates that Robert McKeracher, Vice President and Chief Financial Officer, and Jill Barnett, General Counsel and Secretary, each be appointed to act as your proxy. However, you may choose another person to act as your proxy. If you wish to appoint as your proxy a person other than the individuals named on the proxy card to attend the Meeting and vote for you, you may do so by striking out the names on the proxy card and inserting the name of your proxy in the blank space provided in the proxy card, or you may complete another proper proxy card. Your appointed proxy need not be a shareholder of the Company.

Who is soliciting my proxy?

The proxy accompanying this Proxy Statement is solicited by management and the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular employees of the Company. None of the officers, directors or employees will be directly compensated for such services. In addition, Kingsdale Shareholder Services has been retained by the Company as our proxy solicitation agent in connection with the solicitation of proxies for the Meeting. The contact information for Kingsdale Shareholder Services is set out on the last page of this Proxy Statement. The Company will pay Kingsdale Shareholder Services a fee of approximately $25,000, plus reasonable out-of-pocket expenses, for these services. Solicitations of proxies may be made personally or by mail, facsimile, telephone, messenger, or e-mail. The Company will bear all proxy solicitation costs.

Who can vote at the Meeting?

Only shareholders of record at the close of business on March 11, 2016, or the record date, will be entitled to vote at the Meeting. On the record date, there were 85,439,680 common shares issued and outstanding.

In the event a shareholder of record transfers his, her or its common shares after the close of business on the record date, the transferee of those shares will be entitled to vote the transferred shares at the Meeting provided that he, she or it produces properly endorsed share certificates representing the transferred shares to the Company’s Secretary or transfer agent or otherwise establishes ownership of the transferred shares at least 10 days prior to the Meeting.

What is the difference between a shareholder of record and a shareholder who holds shares in street name?

Most shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are important distinctions between shares held of record and those owned in street name.

If you have any questions or need assistance completing your proxy or voting instruction form, please call Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Shareholder of Record – Shares Registered in Your Name

If on March 11, 2016 your shares were registered directly in your name with our transfer agent, you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals named on the proxy card, or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner – Shares Registered in the Name of Broker, Bank or Nominee

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Meeting unless you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. Your broker or nominee has provided voting instructions for you to use in directing the broker or nominee how to vote your shares. If you fail to provide sufficient instructions to your broker or nominee, that shareholder of record may be prohibited from voting your shares. See “What if I do not specify how my shares are to be voted?” and “What are ‘broker non-votes’?” below.

How can I vote?

You may vote your shares by one of the following methods:

Vote in Person. If you are the shareholder of record with respect to your shares, you may vote the shares in person at the Meeting. If you choose to vote in person at the Meeting, please bring your proxy card or personal identification. Shares held in street name may be voted in person by you only if you obtain a legal proxy from the shareholder of record giving you the right to vote your beneficially owned shares.

Vote by Telephone. To vote by telephone, call toll free 1-800-690-6903 or 1-800-454-8683. You will be prompted to provide your 16 digit control located on the Notice or your proxy card. Please note that telephone voting should not be used if you plan to attend the Meeting and vote in person or designate a proxy to vote on your behalf at the Meeting.

Vote by Facsimile (Canadian shareholders only). You may also submit your proxy card via facsimile by sending it to 1-866-623-5305.

Vote by Internet. To vote via the Internet, go to www.proxyvote.com and follow the simple instructions. You will be required to provide your 16 digit control number located on the Notice or your form of proxy.

Vote by Mail. If you received a printed set of proxy materials, you may complete, sign, date and mail the separate proxy card or other proper form of proxy in the envelope provided with this Proxy Statement. If you vote by telephone, Internet or facsimile, please do not mail your proxy card.

If you vote by telephone, facsimile or Internet, your vote must be cast no later than the proxy cut-off of 4:00 P.M. Eastern Daylight Time on Friday, May 6, 2016 (or 4:00 P.M. on the day before, excluding Saturdays, Sundays and holidays, any adjournment or postponement of the Meeting). If you vote by proxy, your completed proxy card must be received by Broadridge at 51 Mercedes Way, Edgewood, New York USA 11717, prior to 4:00 P.M. Eastern Daylight Time on Friday, May 6, 2016 (or 4:00 P.M. on the day before, excluding Saturdays, Sundays and holidays, any adjournment or postponement of the Meeting at which the proxy is to be used). The Chair of the Meeting may waive or extend the proxy cut-off without notice at his own discretion.

If your shares are held in street name by a broker, bank or other nominee, please refer to the instructions provided by that broker, bank or nominee regarding how to vote or how to revoke your voting instructions.

If you return a signed proxy card or use the telephone or Internet to vote before the Meeting, the person named as proxies in the proxy card will vote your common shares as you direct.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Even if you currently plan to attend the Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Meeting. Submitting your proxy via Internet, telephone or mail does not affect your right to vote in person at the Meeting.

How many votes are needed to approve each proposal?

The number of votes required to approve each of the proposals scheduled to be presented at the Meeting is as follows:

Proposal One: Election of Directors. Directors are elected by a plurality of the votes cast, meaning the nominees who receive the largest number of votes will be elected as directors, up to the maximum number of directors to be elected. However, in accordance with our Majority Voting Policy, any director who receives more “withhold” than “for” votes will be required to immediately submit his or her resignation as a director. See “Proposal One – Election of Directors – Majority Voting Policy” below.

Proposal Two: Appointment of Deloitte LLP as the Company’s independent registered public accounting firm and auditors and authorization of the Audit Committee to fix their remuneration. This proposal will be approved if the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal.

Proposal Three: Advisory vote regarding the compensation of the Company’s NEOs. This proposal will be approved if the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal. Although the outcome of this vote is not binding on us, we will consider the outcome of this vote when developing our compensation policies and practices, and when making compensation decisions in the future.

Proposal Four: Resolution to confirm the Company’s Advance Notice By-Law No. 15, relating to advance notice of proposed nominations to the Company's board. This proposal will be approved if the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal.

Proposal Five: Resolution to ratify and confirm the Company’s Shareholder Rights Plan. This proposal will be approved if the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal.

Proposal Six: Resolution re-approving and amending the Company’s 2013 Stock Incentive Plan. This proposal will be approved if the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal.

What if I do not specify how my shares are to be voted?

Shareholders of Record. If you are a shareholder of record and you submit a proxy card, but you do not provide voting instructions, your shares will be voted as follows:

FOR each of the seven nominees named in this Proxy Statement for election to the Company’s Board of Directors;

FOR the appointment of Deloitte LLP as the Company’s independent registered public accounting firm and auditor and authorization of the Audit Committee to fix their remuneration;

FOR the approval of the non-binding advisory resolution regarding the compensation of the Company’s NEOs;

FOR the proposal to ratify and confirm the Company’s Advance Notice By-Law No. 15 relating to advance notice of proposed nominations to the Company's board;

FOR the proposal to ratify and confirm the Company’s Shareholder Rights Plan; and

FOR the proposal to re-approve and amend the Company’s 2013 Stock Incentive Plan.

The Board does not expect that any additional matters will be brought before the Meeting. The persons appointed as proxies will vote in their discretion on any other matters that may properly come before the Meeting or any postponement or adjournment thereof, including any vote to postpone or adjourn the Meeting. Moreover, if for any reason any of our nominees is not available as a candidate for director, the persons named as proxies will vote for such other candidate or candidates as may be nominated by the Board.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker, bank or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Therefore, if you do not provide voting instructions to your broker, your broker may only vote your shares on Proposal Two. See “What are ‘broker non-votes’?” below.

What are “broker non-votes”?

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Under NASDAQ rules, brokers that do not receive voting instructions from the beneficial owner have the discretion to vote on certain routine matters, but do not have the discretion to vote on the election of directors to the Board, executive compensation matters or any other significant matter as determined by the SEC. We believe that Proposal Two relating to the appointment of Deloitte LLP as our independent registered public accounting firm is considered a matter on which brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. However, under current NASDAQ rules, we believe that brokers who have not received voting instructions from their clients will not be authorized to vote in their discretion on Proposals One, Three, Four, Five or Six. Accordingly, for beneficial owners of shares, if you do not give your broker specific instructions, your shares may not be voted on such proposals.

How are abstentions and broker non-votes counted?

Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting. The shares represented by proxies marked “abstain” will not be treated as affirmative or opposing votes. Broker non-votes will not affect the outcome of the vote on any of the proposals to be voted upon at the Meeting because the outcome of each vote depends on the number of votes cast rather than the number of shares entitled to vote.

How many votes do I have?

On each matter to be voted upon, you have one vote for each common share you owned as of March 11, 2016.

Who counts the votes?

The Company has nominated Broadridge Financial Solutions, Inc. to count and tabulate the votes. This is done independently of the Company to preserve the confidentiality of individual shareholder votes. Proxies are referred to the Company only in cases where a shareholder clearly intends to communicate with management, the validity of the proxy is in question or where it is necessary to do so to meet the requirements of applicable law.

Is my vote confidential?

The Company’s transfer agent preserves the confidentiality of individual shareholder votes, except where a shareholder clearly intends to communicate his or her individual position to the management of the Company or as necessary in order to comply with legal requirements.

If I need to contact the Company’s transfer agents, how do I reach them?

You can contact the transfer agent in Canada by mail at: TMX Equity Transfer Services, 200 University Avenue, Suite 400, Toronto, Ontario, Canada M5H 4H1, or via telephone at (416) 361-0930. You can contact the transfer agent in the USA by mail at: American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY USA 11219, or via telephone at (718) 921-8293.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

What does it mean if I receive more than one copy of the Notice or proxy card?

If you receive more than one copy of the Notice or more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card or follow the instructions on each copy of the Notice to ensure that all of your shares are voted.

How do I revoke or change my vote?

If you are a shareholder of record, you may revoke your proxy at any time before it is voted by one of the following methods:

Voting again by telephone or by Internet prior to 4:00 P.M. Eastern Daylight Time on May 6, 2016, as set forth above under “How can I vote?”;

Requesting, completing and mailing or delivering by facsimile a proper proxy card, as set forth above under “How can I vote?”;

Sending written notice of revocation, signed by you (or your duly authorized attorney), to the Company at the corporate office of the Company at 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7, at any time prior to the last business day preceding the date of the Meeting; or

Attending the Meeting (or any adjournment thereof) and delivering written notice of revocation prior to any vote to the Chair of the Meeting.

If you hold your shares in street name, you may revoke your proxy by following the instructions provided by your broker, bank or other nominee.

What is the quorum requirement?

Under NASDAQ listing rules and the Company’s by-laws, the presence at the Meeting, in person or represented by proxy, of at least two shareholders holding not less than one-third (33 1/3%) of the outstanding common shares shall constitute a quorum for the purpose of transacting business at the Meeting. As of the record date, there were 85,439,680 common shares outstanding. Therefore, holders of at least 28,479,895 common shares must be present, in person or represented by proxy, at the Meeting in order to establish a quorum. The Company encourages all of its shareholders to participate in the Meeting.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. We will publish final results in a Current Report on Form 8-K that we expect to file with the SEC and with applicable Canadian securities regulatory authorities within four business days of the Meeting. After the Form 8-K is filed, you may obtain a copy by visiting our website, by viewing our public filings in the U.S. at www.sec.gov or in Canada at www.sedar.com, by calling (905) 821-9669, by writing to Investor Relations, SunOpta Inc., 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7 or by sending an email to beth.mcgillivary@sunopta.com.

[Remainder of page left intentionally blank]

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following presents information regarding beneficial ownership of our common shares as of March 11, 2016 by:

•	each person who we know owns beneficially more than 5% of our common shares;
•	each of our directors and nominees;
•	each of our NEOs; and
•	all of our directors and executive officers as a group.

Under the regulations of the SEC, shares are generally deemed to be “beneficially owned” by a person if the person directly or indirectly has or shares voting power or investment power (including the power to dispose) over the shares, whether or not the person has any pecuniary interest in the shares, or if the person has the right to acquire voting power or investment power of the shares within 60 days, including through the exercise of any option, warrant or right. In accordance with the regulations of the SEC, in computing the number of common shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all common shares subject to options or other rights held by the person that are currently exercisable or exercisable within 60 days of March 11, 2016. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Based solely on our review of statements filed with the SEC pursuant to Section 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the Company is not aware of any other person or group that beneficially owns more than 5% of the Company’s common shares, except as noted below.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Tourbillon Capital Partners, L.P. 444 Madison Avenue, 26th Floor, New York, NY 10022	Common	8,450,000(2)	9.89%
West Face Capital Inc. 2 Bloor Street East, Suite 3000, Toronto, ON M4W 1A8	Common	7,371,243(3)	8.63%
Morgan Stanley 1585 Broadway, New York, NY 10036	Common	6,725,733(4)	7.87%
Daruma Capital Management, LLC 1120 Avenue of the Americas, 21st Floor, New York, NY 10036	Common	6,645,204(5)	7.78%

(1)	Percentage of class is calculated based on total common shares outstanding at March 11, 2016 of 85,439,680. This total does not include options of the Company.

(2)

According to a Schedule 13D filed jointly by Tourbillon Capital Partners, L.P. (“Tourbillon”), Tourbillon Global Long Alpha Fund, LLC (“Long Alpha Fund LLC”), Tourbillon Global Long Alpha Fund, Ltd (“Long Alpha Fund Ltd”), Tourbillon Global Master Fund, Ltd (“Global Master Fund” and collectively with Long Alpha Fund LLC and Long Alpha Fund Ltd, the “Funds”) and Jason H. Karp (“Karp”) with the SEC on February 4, 2016, Long Alpha Fund LLC owned directly 160,795 shares of common stock of the Company, Long Alpha Fund Ltd owned directly 587,779 shares of common stock of the Company, and Global Master Fund owned directly 7,701,426 shares of common stock of the Company. Collectively the Funds had shared voting and shared dispositive power over 8,450,000 shares of common stock of the Company. In addition, the Funds have an interest in an additional 12,014,779 shares of common stock of the Company under cash settled swaps, representing economic exposure comparable to an interest in an additional 14.1% of the outstanding common shares. Tourbillon is the Investment Manager of each of the Funds. Karp is the Chief Executive Officer of Tourbillon. By virtue of these relationships, each of Tourbillon and Karp may be deemed to beneficially own the shares of common stock of the Company owned by the Funds.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

(3)

According to a Schedule 13D filed jointly by West Face Capital Inc. (“West Face”) and Gregory A. Boland (“Boland”) with the SEC on January 5, 2016, each of West Face and Boland had shared voting and shared dispositive power over 7,371,243 shares of common stock of the Company.

(4)

According to a Schedule 13G filed jointly by Morgan Stanley (“Morgan Stanley”) and Morgan Stanley Capital Services LLC (“MSCS”) with the SEC on February 5, 2016, Morgan Stanley had sole voting power over 6,574,177 shares of common stock of the Company, and shared voting and shared dispositive power over 143,556 and 6,725,733 shares of common stock of the Company, respectively. MSCS had sole voting and shared dispositive power over 6,456,357 shares of common stock of the Company. The shares of common stock of the Company reported by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by MSCS, a wholly-owned subsidiary of Morgan Stanley.

(5)

According to a Schedule 13G filed jointly by Daruma Capital Management, LLC (“Daruma”) and Mariko O. Gordon (“Gordon”) with the SEC on February 12, 2016, each of Daruma and Gordon have shared power to vote 3,406,682 and shared power to dispose of 6,645,204 shares of common stock of the Company.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)			Total Number of Common Shares, Vested Options and Vested RSUs	Percent of Class(5)
	Common Shares	Vested Options(3)	Vested RSUs(4)
Jay Amato Director	29,213	55,000	-	84,213	*
Margaret Shan Atkins Director	13,381	-	1,195	14,576	*
Steven Bromley Former Vice Chair and Chief Executive Officer, Consultant(6)	266,015	386,443	-	652,458	*
Michael Detlefsen Director	44,862	6,000	-	50,862	*
Douglas Greene Director	200,543	55,000	-	255,543	*
Katrina Houde Director	55,691	55,000	-	110,691	*
Hendrik Jacobs President, Chief Executive Officer and Director	34,638	160,189	-	194,827	*
Jeremy Kendall Director(7)	420,974	63,600	-	484,574	*
Robert McKeracher Vice President and Chief Financial Officer	37,714	151,772	-	189,486	*
Alan Murray Chair of the Board	40,194	55,000	-	95,194	*
John Ruelle Chief Administrative Officer and Senior Vice President	23,759	111,746	-	135,505	*
Daniel Turney Senior Vice President of Operations	-	11,996	-	11,996	*
Gerard Versteegh President, International Sourcing and Supply	79,578	120,631	-	200,209	*
All directors and executive officers as a group (13)	1,246,562	1,232,377	1,195	2,480,134	2.90%

(1)	The address of each director and executive officer is 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7.

(2)

Unless otherwise indicated, the persons in this table have sole voting and dispositive power with respect to the common shares shown as beneficially owned by them. The information as to shares beneficially owned or over which control or direction is exercised, directly or indirectly, not being within the knowledge of the Company, has been furnished by the respective directors and executive officers individually.

(3)	The number of vested options includes options that will become exercisable within 60 days of March 11, 2016. The exercise price of vested options range from $4.45 to $11.30 per share.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

(4)	The number of vested Restricted Stock Units (“RSUs”) includes RSUs that will vest within 60 days of March 11, 2016.

(5)	Percentage of class is calculated based on 85,439,680 common shares outstanding at March 11, 2016 (*indicates less than 1% of the outstanding common shares).

(6)

Effective October 1, 2015, Mr. Bromley resigned as the Company’s Chief Executive Officer (“CEO”) and was succeeded by Hendrik Jacobs. Mr. Bromley served as Vice-Chair of the Company’s Board of Directors from October 1, 2015 until his resignation from the Company’s Board of Directors on December 31, 2015 (the “Separation Date”). Under the terms of his Separation Agreement dated July 6, 2015, Mr. Bromley will retain his outstanding stock options as of the Separation Date for a period of up to three years following the Separation Date (the “Separation Period”). Mr. Bromley has agreed to provide certain consulting services to the Company during the Separation Period.

(7)	Mr. Kendall is not standing for re-election at the Meeting.

The Company does not currently have a formal policy to prohibit officers and directors from hedging against declines in the market value of their equity based compensation or equity securities through the use of financial instruments. However, this practice is discouraged and the Company is not aware of any NEOs or directors engaging in any hedging transactions.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, among others, to file with the SEC an initial report of ownership of our common shares on Form 3 and reports of changes in ownership on Form 4 or Form 5. Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16 forms that they file related to SunOpta stock transactions. Under SEC rules, certain forms of indirect ownership and ownership of our common shares by certain family members are covered by these reporting requirements. As a matter of practice, our administrative staff assists our directors and executive officers in preparing initial ownership reports and reporting ownership changes and typically files these reports on their behalf.

Based solely on a review of the copies of Forms 4 and 5 furnished to us, or written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended January 2, 2016 all of our executive officers, directors and greater than 10% holders, if any, filed the reports required to be filed under Section 16(a) on a timely basis, except that Jeremy Kendall filed a Form 4 one day late on June 8, 2015.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

PROPOSAL ONE - ELECTION OF DIRECTORS

Nominees

The term of office of each director expires at the close of the next Annual Meeting of Shareholders unless he or she resigns or his or her office becomes vacant as a result of death, removal or other cause.

It is proposed that the following seven individuals be elected as directors of the Company at the Meeting. Each of the nominees named below has consented to be named herein and to serve as a director if elected. Management has no reason to believe that any of the nominees will not be a candidate or, if elected, will be unable to serve as a director. There are no family relationships among the Company’s directors, executive officers or persons nominated or chosen to become directors.

Board of Director Nominees in Alphabetical Order:

Jay Amato
Margaret Shan Atkins
Michael Detlefsen
Douglas Greene
Katrina Houde
Hendrik Jacobs
Alan Murray

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that shareholders vote FOR the election of each of the seven director nominees named above. The seven nominees who receive the greatest number of votes cast at the Meeting will be elected as directors. In accordance with our by-laws, any director who receives more “withhold” than “for” votes will be deemed to have tendered his or her resignation as a director. See “Majority Voting Policy” below. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal. If any of the nominees for director at the Meeting becomes unavailable for election for any reason, the proxies on this proposal will have discretionary authority to vote pursuant to the proxy for a substitute or substitutes.

Information About the Board Nominees

The biographies that follow provide certain information as of March 11, 2016 with respect to each director nominee. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such director should be nominated to serve on the Board in light of our business.

In addition to the factual information provided for each of the nominees, the Board and the Corporate Governance Committee (as Nominating Committee) also believe that each of the nominees has attributes that are important to an effective board, including: sound judgment and analytical skills; integrity and demonstrated high ethical standards; the ability to engage management and one another in a constructive and collaborative manner; diversity of background and experience; and the continued commitment to devote his or her time, energy and skills to ensure the growth and prosperity of the Company.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Majority Voting Policy

The Board has adopted a policy providing that, in an uncontested election of directors, shareholders will be able to vote in favor of, or to withhold from voting, separately for each director nominee. If any nominee receives a greater number of votes “withheld” than votes “for”, then that nominee is required to tender his or her resignation to the Board immediately following the relevant shareholder meeting. At the option of the nominee, his or her resignation may be unconditional and effective immediately or may be subject to or conditional upon acceptance by the Board and only effective upon acceptance by the Board. If the resignation is conditional upon acceptance by the Board, the Board will then refer the resignation for consideration by the Corporate Governance Committee which, among other matters, is responsible for selecting or recommending director nominees, and the Corporate Governance Committee will provide a recommendation as to whether the resignation should be accepted. Any director who tenders his or her resignation shall not participate in any meeting of the Board or of the Corporate Governance Committee, if he or she is a member of the Corporate Governance Committee, at which his or her resignation is considered. The Board shall accept the resignation absent exceptional circumstances. The Board will make its decision as to whether or not to accept the resignation within ninety (90) days after the date the resignation is tendered. The Board will promptly issue a news release with the Board’s decision and, if the decision is not to accept the resignation, shall include in the news release the reasons for its decision. A copy of the news release will be filed with the Toronto Stock Exchange and any other applicable regulatory authority.

[Remainder of page left intentionally blank]

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Jay Amato Age: 56 Location: New York, USA Director Since: Nov 2008 Independent Director	Jay Amato was appointed a Director of the Company and Chair of the Corporate Governance Committee in November 2008.

Mr. Amato served as President and Chief Executive Officer of NASDAQ-traded Viewpoint Corporation, a premier interactive media company. He was also President and Chief Operating Officer of Vanstar Corporation, a $2.8 billion public company with 7,000 employees that provided global computer outsourcing services. In addition, he was the founder and Chief Executive Officer of PersonalScreen Media LLC in New York, a company which developed new methods of monetizing video content on the web. Adding to a considerable list of accolades and accomplishments, Mr. Amato was nominated for an Academy of Television Arts & Sciences Emmy Award in 2008. Mr. Amato has also served on several non-profit Boards.

Director Qualifications. Mr. Amato brings extensive experience in building, managing and operating leading edge technology and media based companies in both the private sector and public markets to the SunOpta Board of Directors. He understands the role of new and emerging technologies and business practices and how to apply these for strategic benefit. When combined with his keen understanding of emerging governance practices, Mr. Amato brings a unique perspective to the Board of Directors.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
Board / Committee Membership	Meeting Attendance	Percentage
Member of Board Chair of Corporate Governance Committee Combined Total	10 of 11 5 of 5 15 of 16	91% 100% 94%
Equity Ownership
Common Shares	Options(1)	RSUs(1)	Total Common Shares, Options and RSUs	Total Market Value of Common Shares, Options and RSUs(2)
29,213	55,000	-	84,213	$417,696

(1)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of March 11, 2016.

(2)	The market value has been determined based on $4.96 being the closing price of the Company’s common shares as at March 11, 2016.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Margaret Shan Atkins Age: 59 Location: Illinois, USA Director Since: Oct 2014 Independent Director	Margaret Shan Atkins was appointed to the Board of Directors in October 2014. Ms. Atkins has served as Chair of the Audit Committee since January 2015.

Ms. Atkins has been an independent corporate director for more than a decade, serving on a number of public and private company boards in the United States and Canada. She spent most of her executive career in the retail/consumer sector, including various positions with Sears Roebuck & Co., a major North American retailer, from 1996 to 2001 where she was promoted to Executive Vice President in 1999. Prior to joining Sears, Ms. Atkins spent 14 years at Bain & Company, Inc., the international management consultancy, as a leader in Bain's consumer and retail practice. Ms. Atkins began her career as a public accountant at what is now PricewaterhouseCoopers LLP, a major accounting firm, and has designations as a Chartered Professional Accountant, Chartered Accountant (Ontario) and Certified Public Accountant (Illinois). Ms. Atkins holds an Honours Bachelor of Commerce degree from Queen’s University in Kingston, Ontario, as well as a Masters of Business Administration from Harvard University. She is recognized as a Board Governance Fellow by the (U.S.) National Association of Corporate Directors, and is also a member of the Canadian Institute of Corporate Directors.

Director Qualifications. Ms. Atkins currently serves on the boards of Spartan Nash Company (NASDAQ: SPTN), a national grocery wholesaler and retailer in the US, and the leading distributor of food products to the U.S. military commissary system worldwide and Darden Restaurants, Inc. (NYSE: DRI), an owner and operator of more than 1,500 restaurants in North America including Olive Garden, Longhorn Steakhouse and The Capital Grille. Ms. Atkins also presently serves as a director of True Value Hardware, a private cooperative of independent hardware stores in the U.S.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
Darden Restaurants, Inc. (NYSE: DRI) 10/14-Present
SpartanNash Company (NASD: SPTN) 12/13-Present
Spartan Stores (NASD: SPTN) 8/03-12/13
The Pep Boys – Manny, Moe & Jack (NYSE: PBY) 6/04-7/15
Tim Hortons (NYSE: THI) 5/07-12/14	Tim Hortons (TSX: THI) 5/07-12/14 Shoppers Drug Mart (TSX: SC) 5/05-5/12
Board / Committee Membership	Meeting Attendance	Percentage
Member of Board Chair of Audit Committee Member of Compensation Committee (1) Combined Total	10 of 11 4 of 4 3 of 3 17 of 18	91% 100% 100% 94%
Equity Ownership
Common Shares	Options(2)	RSUs(2)	Total Common Shares, Options and RSUs	Total Market Value of Common Shares, Options and RSUs(3)
13,381	-	1,195	14,576	$72,297

(1)	Ms. Atkins was appointed to the Compensation Committee in April 2015 and attended all committee meetings following her appointment date.

(2)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of March 11, 2016.

(3)	The market value has been determined based on $4.96 being the closing price of the Company’s common shares as at March 11, 2016.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Michael Detlefsen Age: 52 Location: Ontario, Canada Director Since: May 2013 Independent Director	Michael Detlefsen was elected as a Director of the Company in May 2013 and since that time has also served as a member of the Audit Committee.

Mr. Detlefsen is Co-Managing Director of Muir Detlefsen & Associates Limited. He was Chief Restructuring Officer of Organic Meadow Inc. from 2014 to 2015. From 2013 to 2014 he was Interim CEO of Ceres Global Ag Corp. and from 2008 to 2013, he was President of Ceres. Mr. Detlefsen was also previously with Maple Leaf Foods Inc. where he held the position of Vice President, Corporate Development from 1999 to 2000, Executive Vice President Vertical Coordination from 2000 to 2004 and President of Maple Leaf Global Foods, the global sales, marketing and trading subsidiary of Maple Leaf Foods Inc. from 2005 to 2007. Prior to joining Maple Leaf Foods, Mr. Detlefsen was with BCE Inc. in Montreal where he was Vice President, Corporate Development at Bell Canada International, from 1997 to 1999, responsible for telecom investments in Korea, Brazil, Mexico and the United Kingdom, and Vice President Strategy/Business Analysis/Mergers and Acquisitions at Bell Canada from 1996 to 1997.

Mr. Detlefsen’s work experience also includes roles as: a strategy consultant for Monitor Company, a Boston-based strategy consulting firm, from 1993 to 1996; Director, Corporate Strategy at Air Canada in Montreal, New York and Houston from 1989 to 1993; a consultant for Price Waterhouse’s Transportation Consulting Practice in Washington, D.C. from 1988 to 1989; and, a policy analyst for the Canadian Deputy Minister of Grains & Oilseeds in Ottawa, Canada from 1987 to 1988.

Mr. Detlefsen is currently a Director of the State Street Bank and Trust (Canada), a Director of Phoenix Canada Oil Company Limited, a Governor of the Royal Ontario Museum, a member of the Investment Committee of The Ontario College of Art and Design University, a member of Harvard University’s Private and Public, Scientific, Academic and Consumer Food Policy Committee and a member of the Finance Committee and 150th Anniversary Campaign Cabinet of Trinity College School.

Director Qualifications. Mr. Detlefsen brings extensive strategy, operating, transactional and governance experience in the food and other industries to the SunOpta Board of Directors. Mr. Detlefsen has a unique combination of domestic and international expertise and a deep understanding of global supply chain risks and opportunities.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	Phoenix Canada Oil Co. Ltd. (TSX: PCO) 12/15-Present
Board / Committee Membership	Meeting Attendance	Percentage
Member of Board Member of Audit Committee Combined Total	11 of 11 4 of 4 15 of 15	100% 100% 100%
Equity Ownership
Common Shares	Options (1)	RSUs(1)	Total Common Shares, Options and RSUs	Total Market Value of Common Shares, Options and RSUs(2)
44,862	6,000	-	50,862	$252,276

(1)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of March 11, 2016.

(2)	The market value has been determined based on $4.96 being the closing price of the Company’s common shares as at March 11, 2016.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Douglas Greene Age: 66 Location: Colorado, USA Director Since: Sep 2008 Independent Director

Doug Greene was appointed to the Board of Directors in September 2008 and currently is a member of the Corporate Governance Committee.

Mr. Greene is a pioneer in the natural and organic foods industry. Mr. Greene founded New Hope Natural Media, the largest Business to Business media group in the natural products industry and ran this company for twenty years, selling it to Penton Media in 1999. He was a board member of Penton Media which was listed on the NYSE and subsequently NASDAQ (OTCBB: PTON) from 1999 to 2005 and served on its Executive, Compensation and Audit Committees. From 1994 to 2005 Mr. Greene was Chairman of Vitrina Group of Moscow, publishers and event producers for the grocery, restaurant and wine industries.

Mr. Greene is a Board member of NextFoods and Z2 Entertainment and has served on several non profit boards.

Director Qualifications. Mr. Greene brings extensive knowledge and experience in the natural and organic foods industry to the SunOpta Board of Directors. He has diverse international business experience in both private and public organizations and is able to leverage this experience with his in-depth industry knowledge. The combination of extensive industry knowledge and diverse business experience uniquely qualifies Mr. Greene as a Director of the Company.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
Board / Committee Membership	Meeting Attendance	Percentage
Member of Board Member of Corporate Governance Committee Combined Total	11 of 11 5 of 5 16 of 16	100% 100% 100%
Equity Ownership
Common Shares	Options (1)	RSUs(1)	Total Common Shares, Options and RSUs	Total Market Value of Common Shares, Options and RSUs(2)
200,543	55,000	-	255,543	$1,267,493

(1)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of March 11, 2016.

(2)	The market value has been determined based on $4.96 being the closing price of the Company’s common shares as at March 11, 2016.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Katrina Houde Age: 57 Location: Ontario, Canada Director Since: Dec 2000 Independent Director

Katrina Houde was appointed to the Board of Directors in December 2000 and was appointed Chair of the Compensation Committee in August 2014 and also serves as a member of the Audit Committee. Ms. Houde has been an independent consultant since March 2000.

From January 1999 to March 2000, Ms. Houde was President of Cuddy Food Products, a division of Cuddy International Corp. and was Chief Operating Officer of Cuddy International Corp. from January 1996 to January 1999. She is a Director of a number of private and charitable organizations.

Director Qualifications. Ms. Houde has held a variety of senior level positions in the food industry. When combined with her extensive knowledge of the Company’s history, strategies and governance practices, she brings valuable insight and experience to the Board of Directors.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
Board / Committee Membership	Meeting Attendance	Percentage
Member of Board Chair of Compensation Committee Member of Audit Committee Combined Total	11 of 11 5 of 5 4 of 4 20 of 20	100% 100% 100% 100%
Equity Ownership
Common Shares	Options (1)	RSUs(1)	Total Common Shares, Options and RSUs	Total Market Value of Common Shares, Options and RSUs(2)
55,691	55,000	-	110,691	$549,027

(1)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of March 11, 2016.

(2)	The market value has been determined based on $4.96 being the closing price of the Company’s common shares as at March 11, 2016.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Hendrik Jacobs Age: 55 Location: Ontario, Canada Director Since: Oct 2015 Non-Independent

Hendrik Jacobs was promoted from President and Chief Operating Officer to President and Chief Executive Officer on October 1, 2015. Mr. Jacobs joined the Company in August 2012 and brings over 20 years of international sales, marketing, innovation, strategic development and general management experience to this role. Over the previous 11 years Mr. Jacobs held a number of progressively responsible positions with Tetra Pak, the world’s leading supplier of equipment and materials for the processing and packaging of liquid food products. In his last position with Tetra Pak, Mr. Jacobs served as Cluster Vice President for North Europe with responsibility for the United Kingdom, Ireland, Scandinavia and the Baltic States.

Prior to this role, he served as Managing Director Benelux with responsibility for the Netherlands, Belgium and Luxemburg, as Vice President of Strategy and Planning with responsibility for setting long term technology and product development strategies, and as Vice President of Sales for TetraPak USA. Prior to joining Tetra Pak, Mr. Jacobs held a number of international sales, marketing and general management positions with PepsiCo, Royal Dutch Ahold and the Coca-Cola Company. Mr. Jacobs holds a Masters of Business Administration degree from the American Graduate School of International Management and a Bachelor of Business Administration from Oregon State University.

Director Qualifications. Mr. Jacobs brings to the SunOpta Board of Directors a significant understanding of the Company’s business and operations acquired through his service as the President and Chief Operating Officer and President and Chief Executive Officer of the Company. His extensive international experience with multiple companies in the food manufacturing and beverage industry and his sales and marketing experience provide the Board with a valuable perspective.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
Board / Committee Membership	Meeting Attendance	Percentage
Member of Board (1)	4 of 4	100%
Equity Ownership
Common Shares	Options (2)	Total Common Shares, Options and RSUs	Total Market Value of Common Shares, Options and RSUs(3)
34,638	160,189	194,827	$966,342

(1)	Mr. Jacobs was appointed Director of the Company on October 1, 2015 and attended all board meetings following his appointment date.

(2)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of March 11, 2016.

(3)	The market value has been determined based on $4.96 being the closing price of the Company’s common shares as at March 11, 2016.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Alan Murray Age: 56 Location: Colorado, USA Director Since: Jul 2010 Independent Director

Alan Murray has served as a Director of the Company since July 2010. He was appointed Chair of the Board of the Company in August 2014 and also serves on the Compensation Committee and Corporate Governance Committee. In the past he has served as Vice Chair, Chair of the Compensation Committee and was a member of the Audit Committee.

Mr. Murray is currently the Chief Executive Officer of NextFoods, creators of GoodBelly probiotic drink based in Boulder, Colorado and has over 30 years of previous experience as a supplier to the food industry in three continents. Mr. Murray spent 10 years with Unilever, primarily in marketing roles both in the Netherlands and South Africa. From 1990 to 2010 he worked for Tetra Pak, the world leader in processing and packaging systems serving the food industry. During this period he led their operations in South Africa, Central Europe (Czech Republic and Slovakia) and North America. Mr. Murray has been a Board member of the National Food Processors Association, now merged with Grocery Manufacturers Association, and the International Dairy Foods Association. He was also Co-founder and Chairman of the industry group Carton Council, a body founded to stimulate the recycling of beverage cartons.

Mr. Murray has not served on any other reporting issuer’s Board of Directors but serves as a Director of a number of private organizations.

Director Qualifications. Mr. Murray brings strong business experience to the SunOpta Board of Directors having a background in manufacturing, business turnaround, business integration and profitable revenue growth. Mr. Murray has lived and worked abroad with experience in Western and Eastern Europe and Africa. Mr. Murray’s deep understanding of the food business and extensive exposure to international business is an asset to the Board as the Company continues to expand its food operations globally.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
Board / Committee Membership	Meeting Attendance	Percentage
Chair of the Board	11 of 11	100%
Member of Compensation Committee	5 of 5	100%
Member of Corporate Governance Committee (1)	2 of 2	100%
Combined Total	18 of 18	100%
Equity Ownership
Common Shares	Options (2)	RSUs(2)	Total Common Shares, Options and RSUs	Total Market Value of Common Shares, Options and RSUs(3)
40,194	55,000	-	95,194	$472,162

(1)	Mr. Murray was appointed to the Corporate Governance Committee in August 2015 and attended all committee meetings following his appointment date.

(2)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of March 11, 2016.

(3)	The market value has been determined based on $4.96 being the closing price of the Company’s common shares as at March 11, 2016.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

CORPORATE GOVERNANCE

Introduction

The Board of Directors believes that effective corporate governance contributes to improved corporate performance and enhanced shareholder value. Consequently, the Board of Directors is committed to ensuring that the Company follows best practices and continually seeks to enhance and improve its corporate governance practices.

Board Mandate

The Board is responsible for the stewardship of the Company and to supervise the management of the business and affairs of the Company in accordance with the best interests of the Company and its shareholders. The Board establishes overall policies and standards for the Company. Where appropriate, the directors rely upon management and the advice of the Company’s outside advisors and auditors. The Board also delegates certain responsibilities to its standing committees, based upon the approved charters of each such committee.

In accordance with its mandate, the Board oversees and reviews the development and implementation of the following significant corporate plans and initiatives, among others:

•	the Company’s strategic planning process;
•	the identification of the principal risks to the Company’s business and the implementation of systems to manage these risks, whether financial, operational, environmental, safety-related or otherwise;
•	succession planning and evaluation of relative strengths of existing management including the needs to ensure sufficient depth of management;
•	oversight of communications and public disclosure including the Company’s disclosure policy and receiving feedback from stakeholders;
•	analysis and approval of significant transactions including material acquisitions and dispositions of businesses or other Company assets; and
•	the Company’s internal controls and management information systems.

Board Composition, Leadership and Size

The articles of the Company provide that its Board of Directors shall consist of a minimum of five and a maximum of fifteen directors. Presently, the Board of Directors consists of eight directors. Seven of these directors are being nominated for re-election at the Meeting. After serving as a director of the Company for 38 years, Jeremy Kendall is not standing for re-election as a director at the Meeting. The Board intends to add one or two additional directors following the Meeting as part of its succession planning activities.

In accordance with its mandate, the Corporate Governance Committee regularly considers the appropriate skills and characteristics required of Board members, taking into consideration the Board's short-term needs and long-term succession plans. The Corporate Governance Committee believes that the Board should be comprised of directors with a broad range of experience and expertise. Additionally, the committee develops and periodically updates a long-term plan for the Board's composition taking into consideration the independence, age, skills, experience and availability of service to the Company of its members, as well as the opportunities, risks, and strategic direction of the Company. Having regard to the results of the foregoing, the Corporate Governance Committees makes recommendations to the full Board regarding the size and composition of the Board and seeks to identify qualified individuals to become Board members as deemed appropriate.

All directors are elected annually. The committee has not established a retirement age for the members of the Board, nor a limitation of term of service. However, these restrictions are considered from time to time by the Corporate Governance Committee. The committee prefers that directors, without regard to their age, are rigorously evaluated on their attendance and contributions to the business of the Board and Company.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Each of the directors and executive officers of the Company is required to certify on an annual basis that he or she has reviewed and is knowledgeable as to the contents of the Company’s Business Ethics and Code of Conduct (the “Code”) and is not aware of any violations of the Code. All new employees of the Company are required to certify at the time of hiring that they have reviewed and are knowledgeable as to the contents of the Code. The Company monitors compliance with the Code through management oversight and regular communications with employees. In addition the Company has established and maintains, through an independent third party service provider, a confidential toll-free ethics reporting hotline which all directors, officers and employees are advised of and encouraged to use to report matters which may constitute violations of the Code.

The Board, each committee and each of the individual directors are assessed annually with the assistance of a third party consulting firm specializing in board effectiveness (the “Board Effectiveness Consultant”). Each of the directors is required to complete an assessment which is prepared and reviewed by the Board Effectiveness Consultant. The results of this review are reported to, and discussed in detail at, a meeting of the full Board of Directors.

On July 7, 2015, we announced the appointment of Hendrik Jacobs, our former President and Chief Operating Officer, to President and CEO, effective October 1, 2015. In conjunction with this appointment, Mr. Jacobs also became a member of our Board of Directors effective October 1, 2015. Jacobs succeeded former CEO, Steven Bromley, who served as Vice-Chair of the Board of Directors from October 1, 2015 until his resignation from the Company on December 31, 2015.

Hendrik Jacobs, our CEO, currently serves on the Board of Directors and Alan Murray is the Chair of the Board. The Board does not have a formal policy concerning the separation of the roles of CEO and Chair, as the Board believes that it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board. As indicated above, these roles are currently separate.

The Chair of the Board sets the agenda for meetings of the Board with input and feedback from the directors. All committees of the Board are chaired by independent directors. The Board and the Corporate Governance Committee believe that the current Board leadership structure is an appropriate structure for the Company and will continue to periodically evaluate whether the structure is in the best interests of the Company and its shareholders.

Director Independence

Under NASDAQ listing rules, a majority of the members of the Board must be “independent directors”. An independent director under NASDAQ listing rules is a person other than an executive officer or employee or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

National Policy 58-201 – Corporate Governance Guidelines of the Canadian Securities Administrators (the “CSA”) recommends that boards of directors of reporting issuers be composed of a majority of independent directors. A director is considered independent only where the board determines that the director has no “material relationship” with the Company. Director independence of each of the current directors is determined by the Board of Directors with reference to the requirements as set forth by the CSA in National Instrument 52-110 - Audit Committees, as well as the rules and regulations of the Toronto Stock Exchange (the “TSX”), NASDAQ and SEC.

The Board has determined that each of the following six directors nominated for election are independent: Jay Amato, Margaret Shan Atkins, Michael Detlefsen, Douglas Green, Katrina Houde and Alan Murray who has served as Chair of the Board since August 2014. As a result, if all of the director nominees are elected at the Meeting, six of the seven directors will be independent. These independent directors currently comprise in full the membership of each standing Board committee described in this Proxy Statement. Hendrik Jacobs, CEO, is currently an officer of the Company, and is therefore not considered independent.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Executive Sessions

The independent directors meet without management and non-independent directors at regularly scheduled in-person Board meetings, generally following meetings of the full Board. The Chair of the Board presides over these meetings.

Meeting Attendance

The Board held eleven duly called meetings during fiscal year 2015. Each incumbent board member attended 100% of the aggregate number of meetings held by the Board and all committees on which he or she served other than two directors who each missed one Board meeting.

Term Limits

A director’s term of office is from the date on which he or she is elected or appointed until the close of the next annual meeting. At this time, the Board has not adopted term limits for directors as it believes it is important to find a balance between ensuring a mechanism for fresh ideas and viewpoints while not losing the insight, experience and other benefits of continuity contributed by longer serving directors. As diversity of views from longer-term and newly-appointed directors can contribute to effective decision making, the Board plans to review the Company’s current approach with respect to term limits.

Diversity

The Board believes that directors with diverse backgrounds and experiences benefit the Company by enabling the Board to consider issues from a variety of perspectives. In 2015, the Board approved a separate written diversity policy, which is posted at http://investor.sunopta.com/governance.cfm. Although the Company has not adopted targets relating to the identification and nomination of women directors to date, in support of the Company’s commitment to diversity, when selecting qualified candidates to serve on the Board, SunOpta will consider a wide range of diversity criteria including gender, ethnicity, personal abilities, geographic location and other factors. The Board seeks to include members not only with diverse backgrounds, but also with skills and experience, including appropriate financial and other expertise relevant to the business of the Company, in order to find the best qualified candidates given the needs and circumstances of the Board.

Currently, the Board is comprised of two female directors (25%) and six male directors (75%). Assuming all of the Company’s nominees are elected, the Board will be comprised of two female directors (29%) and five male directors (71%) following the meeting. The Board hopes to increase the representation of women on the Board as turnover occurs, taking into account the skills, experience and knowledge desired at that particular time by the Board.

With respect to executive officer positions, currently there are three females (25%) and nine males (75%) at this level within the Company. While there are currently no specific goals or plans with respect to women in named executive officer positions, the Company hopes to increase the representation of women at the executive officer level as positions are available, taking into account the skills, experience and knowledge desired at that particular time by the Company.

Director Orientation and Continuing Education

The Company has a formal director orientation policy to ensure that all new directors receive proper orientation to facilitate the level of familiarity with the Company’s practices, policies and operations required to meet Board responsibilities.

The current process to orient new directors is as follows:

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Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

1)

The new director meets with the Chair of the Board and the Company’s Chief Executive Officer to discuss various information about the Company, including history, vision, mission and values, organization structure, shareholdings, strategic plan, fiscal business plan and budget, historical and current year to date fiscal results.

2)

The new director meets with the Chair to discuss the aspects of the Board such as organizational documents and Board and committee minutes for the past year, Board administration matters, expense reimbursement practices, and Company policies.

3)

The new director meets with other directors of the Company and certain members of management which allow new directors an opportunity to ask questions about the role of the Board, its committees and directors and the nature and operation of the Company. Following nomination, new directors are encouraged to meet other members of management and to visit the Company’s premises and view its operations.

4)

New directors are provided access to the Company’s continuous disclosure documents as filed with the SEC and on SEDAR, investor presentation material, director mandate and the Company’s Business Ethics and Code of Conduct policies. New directors are required to affirm that they have read and understand the Company’s Business Ethics and Code of Conduct.

The Company also encourages directors to attend other appropriate continuing education programs. Furthermore, the Board and its committees received a number of presentations in 2015 to expand the Board’s knowledge of the Company’s business, industry and principal risks and opportunities. Presentation topics included consumer research on key Consumer Products’ categories, assessment of inventory and reserves, review of credit and collections policy, commodity risks and product development and innovation. As well, written materials likely to be of interest to directors that have been published in periodicals, newspapers or by legal or accounting firms are routinely forwarded to directors or included with Board and committee meeting materials.

Board Role in Risk Oversight

The Board has risk oversight responsibility and sets the tone for risk tolerance within the Company. The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the shareholders. The Board understands that its focus on effective risk oversight is critical to setting the Company’s culture towards effective risk management. To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk. The Board maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages the Company’s most significant risk exposures. The Board receives regular updates from management about the Company’s most significant risks to enable it to evaluate whether management is responding appropriately. During each regularly scheduled Board meeting, the Board also reviews components of the Company’s long-term strategic plans and the principal issues, including foreseeable risks that the Company expects to face in the future.

The Board oversees risk management directly, as well as through its committees. For example, the Audit Committee reviews the Company’s policies and practices with respect to risk assessment and risk management, including discussing with senior management major financial risks and the steps taken to monitor and control exposure to such risk. The Corporate Governance Committee considers risks related to succession planning and internal trading governance and the Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of executive compensation programs and arrangements. See below for additional information about the Board’s committees. Each of these committees is required to make regular reports of its actions and any recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Board Committees

The Board of Directors presently has three committees, with the principal functions and membership described below. Each committee has a charter, which is available at our website at www.sunopta.com, under the “Investors” link. The following table summarizes the current membership of each of our three Board committees. Each of the three committees is composed entirely of independent directors.

Director	Audit Committee	Corporate Governance Committee	Compensation Committee
Jay Amato		√ (Chair)
Michael Detlefsen	√
Douglas Greene		√
Margaret Shan Atkins	√ (Chair)		√
Katrina Houde	√		√ (Chair)
Alan Murray		√	√

Audit Committee

The Audit Committee’s duties and responsibilities are documented in a formal Audit Committee Charter, which is regularly updated. These duties and responsibilities include (a) providing oversight of the financial reporting process and management’s responsibility for the integrity, accuracy and objectivity of financial reports and related financial reporting practices; (b) recommending to the Board the appointment and authorizing remuneration of the Company’s auditors; (c) providing oversight of the adequacy of the Company’s system of internal and related disclosure controls; and (d) providing oversight of management practices relating to ethical considerations and business conduct, including compliance with laws and regulations. The Audit Committee meets a minimum of four times a year, once to review the Annual Report on Form 10-K and annual Audited Consolidated Financial Statements, and once before each quarter’s earnings are filed to review interim financial statements and the Quarterly Report on Form 10-Q which is filed with the SEC in the U.S. and with applicable securities regulators in Canada. Other meetings may be held at the discretion of the Chair of the Audit Committee. The Audit Committee has free and unfettered access to Deloitte LLP, the Company’s independent registered accounting firm and auditors, the Company’s risk management and internal audit team and the Company’s internal and external legal advisors.

The Audit Committee maintains a company-wide whistle-blower policy related to the reporting of concerns in accounting or internal controls. This policy gives all employees of the Company the option of using a hot line administered by a third party for communication of concerns dealing with a wide range of matters including accounting practices, internal controls or other matters affecting the Company’s or the employees well-being.

Our Audit Committee is currently comprised of Margaret Shan Atkins (Chair), Michael Detlefsen, and Katrina Houde. The Board has determined that each member of the Audit Committee (1) is “independent” as defined by applicable SEC and CSA rules and NASDAQ and TSX listing rules; (2) has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (3) is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. In addition, the Board has determined that Margaret Shan Atkins meets the definition of “audit committee financial expert,” as defined in SEC and CSA rules, and has appointed Ms. Atkins as Chair of the Audit Committee.

The report of the Audit Committee appears under the heading “Report of the Audit Committee” below.

The Audit Committee met formally four times during fiscal 2015.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Corporate Governance Committee (Nominating Committee)

The Corporate Governance Committee’s duties and responsibilities are documented in a formal Corporate Governance Committee Charter, which is updated regularly. These duties and responsibilities include: (a) identifying individuals qualified to become members of the Board of Directors, and selecting or recommending director nominees; (b) developing and recommending to the Board of Directors corporate governance principles applicable to the Company; (c) leading the Board of Directors in its annual review of the performance of the Board of Directors; (d) recommending to the Board of Directors director nominees for each committee; (e) discharging the responsibilities of the Board of Directors relating to compensation of the Company’s directors; (f) leading the Board of Directors in its annual review of the performance of the Chief Executive Officer; and (g) regularly assessing the effectiveness of the Company’s governance policies and practices.

The Corporate Governance Committee, in its capacity as the Nominating Committee, concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, shareholders or external sources and all self-nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by shareholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. To be considered for membership on the Board, the Nominating Committee will consider certain necessary criteria that a candidate should meet, which would include the following: (a) be of proven integrity with a record of substantial achievement; (b) have demonstrated ability and sound judgment that usually will be based on broad experience but, particularly, industry experience; (c) be able and willing to devote the required amount of time to the Company’s affairs, including attendance at Board and committee meetings; (d) possess a judicious and critical temperament that will enable objective appraisal of management’s plans and programs; and (e) be committed to building sound, long-term Company growth. The committee also takes into consideration the range of skills and expertise that should be represented on the Board, geographic experience with businesses and organizations, and potential conflicts of interest that could arise with director candidates. Evaluation of candidates occurs on the basis of materials submitted by or on behalf of the candidate. If a candidate continues to be of interest, additional information about her/him is obtained through inquiries to various sources and, if warranted, interviews. The Company adheres to its diversity policy and seeks to include members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to the business of the Company.

A shareholder may recommend a person as a nominee for election as a director at the Company’s next annual meeting of shareholders by writing to the Secretary of the Company. In order for a shareholder to formally nominate a person for election as a director, including by submitting a shareholder proposal in accordance with the Canada Business Corporations Act, the shareholder must comply with the Company’s Advance Notice By-Law. See “Proposal Four – Confirmation Of Advance Notice By-Law” and “Shareholder Proposals for 2017 Annual and Special Meeting of Shareholders; Shareholder Communications.”

Our Corporate Governance Committee is currently comprised of Jay Amato (Chair), Doug Greene and Alan Murray, each of whom has been determined by the Board to be independent.

The Corporate Governance Committee met formally five times during fiscal 2015.

Compensation Committee

The Compensation Committee’s duties and responsibilities are documented in a formal Compensation Committee Charter, which is updated regularly. These duties and responsibilities include to (a) reward executives for long-term strategic management and enhancement of shareholder value; (b) support a performance-oriented environment that rewards achievement of internal Company goals and recognizes the Company’s performance compared to the performance of similarly situated companies; (c) attract and retain executives whose abilities are considered essential to the long-term success and competitiveness of the Company through the Company’s salary administration program; (d) align the financial interests of the Company’s executives with those of the shareholders; and (e) ensure fair and equitable treatment for all employees.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

The function of the Compensation Committee is to determine the compensation of the Chief Executive Officer as well as to review and approve the compensation recommended by the Chief Executive Officer for certain officers of the Company and to review overall general compensation policies and practices for all employees of the Company. In addition, this committee oversees the administration of the Company’s 2013 Stock Incentive Plan and the Company’s Amended and Restated 2002 Stock Option Plan (collectively, the “Stock Incentive Plans”), Employee Stock Purchase Plan and any other incentive plans that may be established for the benefit of employees of the Company.

Our Compensation Committee is currently comprised of Katrina Houde (Chair), Margaret Shan Atkins and Alan Murray, each of whom has been determined by the Board to be independent.

Our Compensation Committee has deep experience with compensation matters. Specifically:

•

Ms. Houde, the Chair of the Compensation Committee, is a certified human resource professional and was a Director or Vice President of Human Resources with three organizations. While at Cuddy Foods she had oversight responsibilities for compensation and pay practices.

•

Ms. Atkins has extensive compensation related experience from both a senior operating and board governance perspective having served as a senior operational executive and as a member of Compensation Committees of other publicly traded and private organizations.

•

Mr. Murray, as the former Chief Executive Officer of Tetra Pak North America was responsible for senior management annual performance and salary reviews, is familiar and worked with major firms who produce salary surveys, has designed and implemented variable compensation systems for senior management, and has set guidelines for and approved total company compensation programs for over 400 salaried employees annually.

The report of the Compensation Committee appears under the heading “Executive Compensation-Compensation Committee Report” below.

The Compensation Committee met formally five times during fiscal 2015.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has served as one of our officers or employees at any time over the past year. None of our executive officers serve as a member of the Compensation Committee of any other entity that has an executive officer serving as a member of our Board or Compensation Committee. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Furthermore, other than with respect to the Company’s Board of Directors, none of the Company’s directors currently sits on the same public company board as any other director.

Code of Ethics

The Company has a Code of Ethics policy titled “Business Ethics and Code of Conduct.” The policy is applicable to all employees, including the Company’s executive officers and employees performing similar functions, as well as all persons serving as directors and consultants to the Company. A copy of the Business Ethics and Code of Conduct is available, without charge, at www.sunopta.com or upon written request to the Company at SunOpta Inc., 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7. Any amendments to, or waivers of, the Business Ethics and Code of Conduct which specifically relate to any financial professional will be disclosed promptly following the date of such amendment or waiver at www.sunopta.com.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Insider Ownership Guidelines for Directors, Officers and Executives

The Board of Directors approved insider ownership guidelines for all non-employee directors and members of the senior management in May 2012 and in August 2015 approved an amendment to the insider ownership guidelines for all non-employee directors. These guidelines are intended to align the interests of directors and management with those of our shareholders.

The insider ownership guidelines encompass the following parameters:

1.

Insider ownership guidelines are mandatory for all non-employee members of the Board of Directors and members of the Senior Leadership Team. All persons covered by these guidelines will have the option to request an exemption from these requirements based on consideration of their personal circumstances by the Compensation Committee.

2.	Stock ownership targets established as follows:

a.	Chief Executive Officer – three times base salary
b.	Directors – five times annual cash retainers
c.	NEOs (named executive officers - includes Chief Financial Officer and three most highly compensated officers) – two times base salary
d.	All other Senior Leadership Team members – one times base salary

3.	Targets are based on direct shareholdings only and do not account for the value of “in-the-money” options.

4.

In determining whether the required investment levels have been met, holdings are valued using the higher of the cost basis of the stock when acquired, or the market closing price on the last trading day of each fiscal quarter.

5.

All participants are provided a five-year transition period to be in compliance with the ownership target. At the end of that period, CEO, other NEO’s and the Senior Leadership Team not in compliance will receive 50% of all subsequent short-term incentive payments in the form of equity until such time as the minimum holding is established.

In August 2015, the directors increased their ownership target from three to five times the annual cash retainer and removed the requirement to receive equity in lieu of cash if ownership is below 50% of the required ownership target. As of January 2, 2016, four of the seven directors were in compliance with only Ms. Atkins, who joined the Board less than 18 months ago, below 55% and, as of March 11, 2016, two of the seven director nominees were in compliance due to the change in the stock price.

Compensation of Directors

Annual compensation for non-employee directors is comprised of cash and equity-based compensation. Cash compensation consists of an annual retainer and supplemental retainers for the chairs and members of Board committees. Equity compensation traditionally consisted of options granted under the Stock Incentive Plans but commencing in 2014 the Company began granting RSUs instead of options. In addition, Mr. Kendall and Mr. Bromley received certain fees and incentives from Opta Minerals Inc. as compensation for serving on the board of directors and certain committees of the board of Opta Minerals Inc., one of our subsidiaries, and Jeremy Kendall receives additional compensation in the form of a retirement allowance under a contract with the Company, all of which is set forth in more detail in the table below. Steven Bromley, our former CEO is not included in this table since he was an employee of the Company during 2015 and received no additional compensation for his service as a director of SunOpta; thus, his compensation is shown in the Summary Compensation Table.

In 2014 the Board of Directors adopted a Stock Deferral Plan for non-employee directors for the purpose of providing a mechanism for non-employee directors to defer the receipt of common shares issued under RSUs granted under the 2013 Stock Incentive Plan. The receipt of shares is deferred until up to five years after the director ceases to be a director, as elected in advance by the director. One director chose to defer their stock upon commencing 2015 and three directors have deferred commencing 2016.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

In January 2014, the Company also provided the option to directors to receive stock in lieu of cash compensation. Four directors chose to receive stock in lieu of cash in 2015. As of March 11, 2016 two directors have chosen to receive stock in lieu of cash compensation.

In August 2015, the Board of Directors adjusted the non-employee director compensation. The compensation was adjusted to be based upon US dollars and reduce varying meeting fees. Each non-employee director receives the following compensation (as applicable):

i.	Annual cash retainer of:

•	$45,000 for serving as a director;
•	$50,000 for serving as the Chair of the Board;
•	$17,000 for serving as the Chair of the Audit Committee;
•	$12,500 for serving as the Chair of the Compensation Committee;
•	$8,000 for serving as the Chair of the Corporate Governance Committee;
•	$6,000 annually for serving on the Audit Committee; and
•	$3,000 annually for serving on other committees.

ii.	Travel:

•	$1,250 for travel in excess of four hours

iii.	Annual Equity Compensation Restricted Units Awards

•	having a value of $85,000

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

The annual retainer amounts set forth above reflect the adjustment approved by the Board of Directors in August 2015. The total 2015 compensation for our non-employee directors is shown in the following table (Canadian dollar amounts have been converted to U.S. dollars using the average exchange rate for the year of Cdn $1.00 = $0.7820):

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Other Compensation ($)(3)	Opta Minerals Inc. Board of Directors’ Fees ($)(4)	Total ($)
Jay Amato	54,583	89,915	3,879	-	148,377
Margaret Shan Atkins	67,890	89,915	3,879	-	161,684
Michael Detlefsen	51,560	89,915	1,353	-	142,828
Peter Fraser(5)	22,678	-	-	-	22,678
Doug Greene	45,245	89,915	2,346	-	137,506
Katrina Houde	60,221	89,915	1,353	-	151,489
Jeremy Kendall	48,177	89,915	20,903	36,559	195,554
Alan Murray	99,829	109,894	9,744	-	219,467
Allan Routh(5)	18,573	-	151,173	-	169,746

(1)	Includes common shares issued in lieu of cash for annual retainers valued at market value at the time of receipt.

(2)

Consists of the aggregate grant-date fair value of RSUs granted to directors under the Stock Incentive Plans, calculated in accordance with FASB ASC Topic 718. The fair value of each RSU is estimated based on the closing price of the Company’s common shares on the date of grant. The RSUs vest one- third annually beginning on the first anniversary of the grant date. At the end of fiscal 2015, the non- employee directors held total stock options and RSUs as follows:

Name	Stock Options	RSUs	Total
Jay Amato	70,000	14,146	84,146
Margaret Shan Atkins	-	12,514	12,514
Michael Detlefsen	15,000	14,146	29,146
Doug Greene	70,000	14,146	84,146
Katrina Houde	70,000	14,146	84,146
Jeremy Kendall	82,000	15,306	97,306
Alan Murray	70,000	16,130	86,130

(3)

Other compensation includes travel fees for all directors. For Mr. Kendall, other compensation also reflects a retiring allowance in the amount of $19,550 (Cdn $25,000) paid under a contract with the Company. For Mr. Routh, other compensation also reflects an amount of $150,000 paid under a consulting contract with the Company.

(4)	For serving on the Board of Directors of Opta Minerals Inc., Mr. Kendall was paid director fees of $36,559 (Cdn $46,750).

(5)	Messrs. Fraser and Routh did not stand for re-election at the Annual Meeting on May 28, 2015.

The Board believes that compensation for non-employee directors should be competitive and should fairly compensate directors for the time and skills devoted to serving our Company but, for independent directors, should not be so significant as to compromise independence.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

All of our directors are reimbursed for reasonable out-of-pocket expenses incurred for attending meetings of our Board or its committees and for other reasonable expenses related to the performance of their duties as directors. The Board believes that our total director compensation package is competitive with the compensation offered by other companies and is fair and appropriate in light of the responsibilities and obligations of our directors.

Penalties and Sanctions and Personal Bankruptcies

The information related to cease trade orders and bankruptcies, not being within the knowledge of the Company, has been furnished by the directors. Except as disclosed below, none of the proposed nominees for election to the Board of Directors:

1)

is, as at the date of this Proxy Statement, or was within 10 years before the date of the Proxy Statement, a director or chief executive officer or chief financial officer of any company (including the Company) that:

(i)

was the subject of an order (as defined in Form 51-102F5 made under National Instrument 51-102 of the CSA) that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(ii)

was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer, or chief financial officer, and which resulted from an event that occurred while that person was acting in the capacity as a director, chief executive officer, or chief financial officer; or

2)

is at the date hereof, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

3)

has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder.

In December 2014, Michael Detlefsen was appointed as Chief Restructuring Officer of Organic Meadow Inc. and its subsidiary, Organic Meadow Ltd. (collectively, “Organic Meadow”) to guide Organic Meadow through a proposed restructuring process when it was experiencing significant operational and financial difficulties. As part of the restructuring process, Organic Meadow filed a proposal for creditor protection pursuant to the Bankruptcy and Insolvency Act (Canada) on April 1, 2015. Organic Meadow emerged from bankruptcy protection on September 9, 2015 and was later sold in November 2015, following which Mr. Detlefsen resigned as Chief Restructuring Officer.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
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PROPOSAL TWO – APPOINTMENT AND REMUNERATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM AND AUDITOR

Appointment of Independent Registered Public Accounting Firm and Auditor

The Audit Committee of the Board has recommended that Deloitte LLP (“Deloitte”) be reappointed as the Company’s independent registered public accounting firm and auditor until the close of the next annual meeting of shareholders. Shareholders will be asked to vote at the Meeting to appoint Deloitte as the Company’s independent registered public accounting firm and auditor until the close of the next annual meeting of shareholders and to authorize the Audit Committee to fix their remuneration. Deloitte has served as our auditors since 2008. One or more representatives of Deloitte will attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders in attendance.

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR the appointment of Deloitte as the Company’s independent registered public accounting firm and auditor until the close of the next annual meeting of shareholders and FOR authorizing the Audit Committee to fix their remuneration. In the event that shareholders do not appoint Deloitte as the Company’s auditors at the Meeting and another accounting firm is not appointed, the Audit Committee will reconsider its recommendation and the Board will select another accounting firm to serve as the Company’s independent registered public accounting firm and auditor.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal.

Auditor Fees

The following table sets forth the aggregate fees billed by Deloitte for each of the last two fiscal years (including out-of-pocket expenses):

	Fiscal 2015	Fiscal 2014
Fee Category	($)	($)

Audit Fees	1,946,238	2,137,590
Audit-Related Fees	486,383	130,875
Tax Fees	120,000	-
Other Fees	-	-
Total Fees	2,552,621	2,268,465

Following is a description of the nature of services comprising the fees disclosed under each category.

Audit Fees. These amounts relate to the annual audit of the Company’s consolidated financial statements included in the Company’s Annual Reports on Form 10-K, annual audits of the effectiveness of the Company’s internal control over financial reporting, reviews of interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services provided in connection with statutory audits or regulatory filings.

Audit-Related Fees: These amounts relate to due diligence procedures and accounting consultations in connection with acquisitions or divestitures, and other audit-related projects.

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Tax Fees: Amounts paid related to tax compliance, tax advice and tax planning.

Other Fees: Amounts paid related to miscellaneous matters other than reported above.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee has a policy for the pre-approval of audit and non-audit services that may be provided by the Company’s independent registered public accounting firm. The committee’s policy is to require pre-approval for all audit and permissible non-audit services provided by Deloitte prior to the engagement with the exception that management is authorized to engage Deloitte in respect of services to the extent that (a) each individual engagement is not more than $50,000, and (b) the aggregate for all engagements does not exceed $100,000. These services are subsequently approved at the next scheduled Audit Committee meeting. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated to its Chair authority to pre-approve proposed audit and non-audit services that arise between Audit Committee meetings, provided that the decision to approve the service is presented at the next scheduled Audit Committee meeting. All audit and non-audit services performed by Deloitte during the fiscal year ended January 2, 2016 were approved in accordance with this policy.

Financial Information Systems Design and Implementation Fees

No fees were billed by Deloitte to the Company during any of the last two fiscal years for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (financial information systems design and implementation services).

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of the Company assists the Board in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of the Company’s internal controls. Specific responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which can be found on SunOpta’s website at www.sunopta.com. The members of the Audit Committee are Margaret Shan Atkins (Chair), Michael Detlefsen and Katrina Houde, each of whom meets the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and applicable independence requirements of the NASDAQ listing rules and National Instrument 52-110 – Audit Committees of the CSA.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended January 2, 2016 with the Company’s management. The Audit Committee has discussed with Deloitte, the Company's independent registered public accounting firm and auditor, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte communications with the Audit Committee concerning independence, and has discussed with Deloitte its independence.

In reliance on the review and the discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 2, 2016, for filing with the SEC and applicable Canadian securities regulators.

This report has been submitted by Margaret Shan Atkins (Chair), Michael Detlefsen and Katrina Houde, all members of the Audit Committee.

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

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PROPOSAL THREE – ADVISORY VOTE REGARDING THE COMPENSATION OF NAMED
EXECUTIVE OFFICERS

Background

In order to ensure an appropriate level of director accountability to the Company’s shareholders and to ensure that shareholders have an opportunity to engage with the Board of Directors about executive compensation matters, the Company has had a policy since 2010 to seek an advisory vote on an annual basis from shareholders on the Company’s executive compensation practices. Shareholders have previously voted on an advisory basis for the Company to hold an advisory vote regarding the compensation of NEOs on an annual basis. The Board understands that our shareholders have a meaningful interest in our executive compensation policies, and believes that shareholders should have the opportunity to fully understand the objectives, philosophy and principles the Board has used to make executive compensation decisions. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, now mandates that the Company enable shareholders to vote to approve, on an advisory, non-binding basis, the compensation of the NEOs named in the Summary Compensation Table set forth in this Proxy Statement.

Discussion and Resolution

In accordance with Company policy and Section 14A of the Exchange Act, we are asking shareholders to indicate their support for the compensation of the NEOs. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the NEOs’ compensation. Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Meeting.

As described in detail under the heading “Executive Compensation-Compensation Discussion and Analysis,” the Company’s executive compensation objectives are to (a) attract and retain key executive officers who contribute to the Company’s long-term success, (b) align the executive officers’ interests with the interests of shareholders, (c) promote an ownership mentality among key leadership and the Board, (d) enhance the overall performance of the Company and (e) recognize and reward individual performance and responsibility.

In order to meet the Company’s executive compensation objectives, the Board realizes that the perspectives of our shareholders are important. Therefore, on an annual basis we seek input from our shareholders on our executive compensation programs and practices. Shareholder feedback is incorporated into the design of our arrangements. Further, since we annually hold a “say-on-pay” vote, we have the opportunity to understand and communicate the results to shareholders. At our 2015 annual meeting 96.5% of the votes cast were voted for approval of the compensation of our NEOs. The Compensation Committee believes that the results of this vote affirmed shareholders’ support of the Company’s approach to executive compensation, and therefore we did not substantially change our approach to executive compensation in fiscal 2015. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for its executive team.

2015 Say on Pay Vote
For	45,456,530
Against	1,665,125
Abstain	92,513
Total	47,214,168

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2016 Annual and Special Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and narrative discussion under the Executive Compensation caption.”

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The “say-on-pay” vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR the advisory resolution regarding the compensation of the Company’s NEOs.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favor of this proposal constitute a majority of the total votes cast on this proposal. While this vote is required by law, it will neither be binding on the Company or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board of Directors. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal.

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EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee:
Katrina Houde - Chair
Margaret Shan Atkins
Alan Murray

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes, among other things, the key principles and approaches used to determine material elements of compensation awarded to, earned by and/or paid to our CEO, Chief Financial Officer, and the three most highly compensated executive officers other than the CEO and Chief Financial Officer who were serving as executive officers on January 2, 2016 (referred to in this Proxy Statement as the “NEOs”). This discussion addresses our compensation policies for the fiscal year ended January 2, 2016 as they affected the NEOs, and should be read in conjunction with the tables set forth in this “Executive Compensation” section.

Executive Summary

The Company completed a transformational year repositioning our business with three strategic acquisitions and major capital projects to expand our capacity and capabilities for our Consumer Products Segment. The acquisitions immediately provided scale and market leadership in frozen fruit, ensured integrated production opportunity for juice and further expanded our objective to increase turn-key private label consumer product solutions for retailers. Our Global Ingredients Segment realized volume growth and increased profitability, while supporting our two-touch CPG business. The Company also made a significant leadership change with the CEO position. Hendrik Jacobs succeeded Steven Bromley as CEO on October 1, 2015, and the organization has re-focused its attention to execution and accelerated performance. Financially we increased revenue by 3.8% and secured our capital structure with new long-term debt facilities. Progress on earnings, margins and return on net assets fell below expectations. Our executive compensation for 2015 reflects the shortfall in financial performance, wherein none of our Senior Leadership Team members will receive a short term incentive award. For 2016 we are highly focused on execution which includes strengthening operational efficiency, expanding margins, optimizing our portfolio and business structure and reducing our leverage ratio.

With our core strategies in mind, to focus on an efficient vertically integrated supply chain to build private label brands in healthy emerging markets, our executive compensation philosophy and the policies that support it are intended to reward our executives for long-term strategic management and their efforts to enhance shareholder value. The philosophy also supports a performance-oriented environment that rewards achievement of internal Company goals and recognizes the Company’s performance compared to the performance of similarly situated companies. The objectives of our executive compensation program are to:

•	attract and retain key executive officers critical to our long-term success;
•	align the executive officers’ interests with the interests of shareholders, through long-term and annual incentives and opportunities for long-term value creation;
•	promote an ownership mentality among key leadership;
•	enhance the overall performance of the Company; and
•	recognize and reward individual performance and responsibility.

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Our executive total compensation program is targeted at 50th percentile peer group levels, and is administered in a manner intended to provide above 50th percentile pay for outstanding performance, and below 50th percentile pay for less than expected performance. The compensation incentive structure is directly tied to business outcomes. In 2015 the short term incentive awards were based upon key financials metrics such as Return on Net Assets, Net Income and Return on Equity. In 2015 the long term incentive award was comprised of a combination of stock options and three-year performance share units (“PSUs”).

The Composition and Role of Our Compensation Committee

The Compensation Committee consists entirely of non-employee directors, within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and “independent directors” within the meaning of NASDAQ listing rules and National Policy 58-201 – Corporate Governance Guidelines of the CSA. Pursuant to the Compensation Committee Charter, the Compensation Committee of the Board of Directors is responsible for determining salaries and incentive compensation for officers, including the NEOs, and administering the Stock Incentive Plans and the Employee Stock Purchase Plan. The Compensation Committee is also responsible for reviewing the Company’s leadership programs, human resources policies and procedures and diversity programs and metrics. The Compensation Committee delegates authority for expense authorization, administrative matters and various follow-up and miscellaneous items to senior management of the Company.

The Compensation Committee assesses and determines the level of compensation for the CEO. Our CEO assesses and recommends to the Compensation Committee compensation levels for the other executive officers based on the performance of the business and/or certain business units, third-party compensation data from Towers Watson Surveys and internal equity, changes in responsibility and the individual’s overall contribution to the Company’s success. These recommendations are submitted to the Compensation Committee for decision and final approval. The CEO plays an administrative role in setting director compensation. He assists the Board in selecting and working with advisors who provide guidance and comparable market data with regards to director compensation levels and practices. The Board has ultimate responsibility and authority for approving and setting director compensation levels and practices.

Overview of Executive Total Compensation Program

Our executive compensation program generally consists of base salary, short-term cash incentive compensation (annual bonuses), long-term incentive compensation in the form of stock options and performance-based stock awards. The Company’s target compensation mix indicates our preference for total compensation to reflect approximately 50% of pay linked to performance versus 50% for fixed compensation. The CEO’s compensation is more heavily weighted towards performance at approximately 70%. The Company generally emphasizes long-term incentive opportunities more than annual incentives, in order to reward primarily for the creation of long-term shareholder value. Combined with our current stock ownership guidelines, we believe our compensation program places the appropriate emphasis on recruitment/retention considerations; incentive pay tied to annual operating performance; and long-term incentives with both downside risk and upside potential aligned with the interests of our shareholders.

Our executive officers also participate in benefit programs that are generally available to all our employees, including medical benefits, the Stock Incentive Plans, the Employee Stock Purchase Plan and a registered retirement savings plan (RRSP) or 401(k) plan. The following chart outlines the primary elements of our executive compensation program.

Component	Definition	Comments
Base Salary	Annualized base salary	Based on external benchmarks for the specific position and performance of the executive and is generally targeted to make up 30% to 50% of total direct compensation to NEOs. The base salary of executive officers including NEOs is reviewed and approved on an annual basis by the Compensation Committee.

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Component	Definition	Comments
Short Term Incentive (Annual Bonus)	An annual cash reward (annual incentive) is paid to executives based on specific financial metrics. Fiscal 2015 metrics included Net Income, Return On Equity and Return On Net Assets.	The incentive rewards the achievement of the Company’s annual fiscal targets chosen to have the greatest impact on shareholder value and is generally targeted to make up 20% to 30% of total direct compensation to NEOs. The specific metrics are reviewed and approved on an annual basis by the Compensation Committee.
Long Term Incentive (LTI)	Long-term incentives are granted to provide value over a multi-year period while aligning the interests of executives with the interests of shareholders. The 2015 long-term incentive plan includes a combination of stock options and performance share units (PSUs).	Aligns the executive officers’ interests with the shareholders’ interests and rewards the executives over a longer period of time in line with shareholder value and is generally targeted to make up 30% to 50% of total direct compensation to NEOs. PSU metrics are determined by the Compensation Committee.
Total Direct Compensation	The sum of base salary, annual bonus and LTI.	A commonly used measure of comparative value.
Other Compensation	All other compensation paid to the executive, including Company matches to the 401(k) or RRSP (Registered Retirement Savings Plan), automobile benefits, health care benefits and other benefits.	These are necessary to be competitive in the marketplace and are generally provided as part of a broad-based set of employee benefit plans.
Stock Ownership Guidelines	Three times salary for Chief Executive Officer and two times salary for other NEOs. If guidelines are not met by May 2017 for those employed as of May 2012, and five years following commencement of employment for those employed after May 2012, then 50% of the annual bonus is paid in stock until target ownership levels are achieved.	Furthers alignment with shareholders, by requiring mandatory stock holdings by executives, and providing both upside opportunities and downside risk.

designed to provide a level of incentives that do not encourage our executive officers to take unnecessary risks in managing their respective business units or functions. As discussed below, a meaningful portion of our executive officers’ compensation is performance-based. Our annual incentive compensation program is designed to reward annual financial and/or strategic performance that represents interim outcomes towards the long-term success of our Company. We specifically evaluate our annual performance goals to ensure avoidance of risk-taking that focuses excessively on short-term profits at the sacrifice of the long-term health of our Company. Likewise, we use long-term equity incentive awards that we believe provide the appropriate link to long-term shareholder interests through their link to our strategic targets, our stock price and multi-year vesting requirements. The primary equity vehicle historically used has been stock options in order to align executives with stock price appreciation. In 2015 we continued using a blend of stock options and PSUs. In combination, the Compensation Committee believes that the various elements of our executive compensation program sufficiently tie our executives’ compensation opportunities to our focus on sustained long-term growth and performance.

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Base Salary

The base salary is designed to be a secure base of compensation sufficient to attract and retain high caliber talent for critical executive roles. The base salary is targeted at the 50th percentile of the peer group, with any positioning below or above the target based on experience, performance, and/or special recruitment/retention considerations.

The Compensation Committee determines the base salary for the CEO, and any adjustment is effective as of the first pay period of the second quarter of each fiscal year. The CEO recommends the base salary for executive officers to the Compensation Committee based on the above stated factors, with the Compensation Committee having ultimate approval authority.

For fiscal 2015, compensation for executive officers was assessed based on a review of executive officers with comparable qualifications, experience and responsibilities of the peer group, as well as current economic factors impacting the market. Base compensation was also assessed in light of a particular individual’s contribution as a whole, including the ability to motivate others, develop the necessary skills to grow, recognize and pursue new business opportunities and initiate programs to enhance the Company’s growth and improve shareholder value.

In April 2015 base salaries for the NEOs increased as follows: 4.11% to $445,761 (Cdn $570,000) for Mr. Jacobs, 2.35% to $289,354 (Cdn $370,000) for Mr. McKeracher, 3.5% to $371,565 for Mr. Ruelle, 4.13% to $306,025 (€275,922) for Mr. Versteegh, and 2% to $312,120 for Mr. Turney. Mr. Bromley’s base salary remained unchanged from 2014. In addition to annual merit increases, Mr. Jacobs’ base salary was increased to $650,000 upon his promotion to CEO on October 1, 2015 pursuant to the terms of his new employment agreement, and Mr. McKeracher’s base salary was increased to $308,905 (Cdn $395,000) on July 12th to bring him closer to the 50th percentile of the peer group.

Short-Term Incentives

General. Short-term incentives for executives and management are provided through annual bonus plans based on the performance of the business. The Compensation Committee establishes short-term incentive target opportunities for each executive officer based on comparative data from the peer group and reviews the incentive plan annually to ensure structure and metrics are optimally tied to the strategic objectives of our Company. Objectives for the CEO are established by the Compensation Committee. Objectives and targets established for executive officers other than the CEO are also established by the Compensation Committee, taking into account the recommendations of the CEO. The objective of our short-term incentive is to align the behavior of executives and management with the overall strategy of the business and shareholder interests.

For fiscal 2015, eligible executives’ annual incentive is based on a combination of the following performance components:

Annual Incentive Measures and Weightings by Role
Annual Incentive Measures	Corporate NEO	Corporate SVP (Turney)	Segment SVP (Versteegh)
SunOpta Foods Return on Net Assets (RONA)	50%	50%	50%
SunOpta Foods Net Income (NI)	-	20%	20%
SunOpta Consolidated NI	25%	-	-
SunOpta Foods Return on Equity (ROE)	-	20%	-
SunOpta Consolidated ROE	25%	-	-
Segment RONA	-	-	20%
Operating Segment Financials	-	10%	10%

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ROE is calculated by dividing consolidated net income by closing 2014 shareholders’ equity.

RONA is calculated by taking the sum of operating income plus items of other income and expense incurred in the normal course of business, and dividing it by the average net assets within the defined group. Average Net Assets is defined as total assets, excluding cash and intercompany receivables, less total liabilities, excluding intercompany and external debt, calculated as an average of fiscal 2015 monthly closing balances.

Our NEO threshold, target and maximum incentive awards for 2015 are listed in the following table.

Executive	2015 Annual Bonus Opportunities
	Threshold		Target		Maximum
	% of Salary	$	% of Salary	$	% of Salary	$
Hendrik Jacobs(1)(2)	0%	$0	66%	328,757	133%	657,515
Steven Bromley(2)	0%	$0	75%	334,321	150%	668,642
Robert McKeracher(2)	0%	$0	50%	154,452	100%	308,905
John Ruelle	0%	$0	50%	185,783	100%	371,565
Gerard Versteegh(3)	0%	$0	40%	122,410	80%	244,820
Daniel Turney	0%	$0	40%	124,848	80%	249,696

(1)	Per Mr. Jacobs' employment agreement upon promotion to CEO, he was eligible for a prorated target incentive: 50% of salary up to September 30, 2015 and 100% of salary as of October 1, 2015.

(2)	Paid in Canadian dollars. Awards have been converted to U.S. dollars using the average exchange rate for the year of Cdn $1.00 = $0.7820.

(3)	Paid in euros. Awards have been converted to U.S. dollars using the average exchange rate for the year of €1 = $1.1091.

Performance Target. As a matter of practice, the Compensation Committee sets an initial performance target for each performance component and these targets are adjusted by the Compensation Committee for acquisitions/divestitures that occur throughout the year. All performance components have a minimum threshold of 90% of the related performance target. If performance is 90% of the performance target or below, no incentive will be paid for that specific performance component. Incentive payouts begin to accrue at the first dollar of achievement over 90% of the applicable performance target, are paid 100% when performance target levels are met and can be paid to a maximum of 200% based on 120% of performance target levels. The targets are also evaluated by the Compensation Committee at the end of the year to determine whether the targets need to be adjusted due to any other extraordinary transactions during the year.

Short-term incentive awards are also subject to a circuit breaker. For any payout to occur on the financial performance measures, SunOpta Foods RONA must be equal to or greater than a minimum threshold of 85% of the related performance target.

Due to the shortfall in financial performance in 2015, none of the executives will receive a short term incentive award.

Clawback. In the event of material non-compliance with any financial reporting requirements that leads to an accounting restatement, the Company has established authority as part of the short-term incentive plan to recover from current and former executives any incentive-based compensation, for the three years preceding the restatement, which would not have been awarded under the restated financial statements.

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In 2016 the short term incentive award parameters have been changed to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), Consumer Product Segment gross margin dollars and leverage (ratio of total debt to EBITDA).

Long-Term Incentives

Long-term incentives for executive officers and key employees in 2015 were provided through the Stock Incentive Plans. The objectives of these plans are to align executive and shareholder long-term interests by creating a strong and direct link between executive compensation and shareholder return, to enable executives to develop and maintain a long-term ownership position in our common shares, to attract, retain and motivate qualified employees, directors, officers and consultants in order to achieve the Company’s long-term growth and profitability objectives, to provide competitive levels of remuneration and to recognize individual initiatives and achievements. Long-term incentives are usually granted annually to our executive officers and certain key employees. In selecting executives eligible to receive long-term incentives and determining the amount and frequency of such grants, the Compensation Committee evaluates a variety of factors, including the following:

•	the job level of the employee;
•	the grant-date fair value of equity grants and other equity awards provided by peer group companies to employees at comparable job levels;
•	past, current and prospective service rendered, or to be rendered, by the applicable employee;
•	historical grants to the applicable employee;
•	recruitment and retention considerations; and
•	significant promotions, especially to a Vice President or executive officer position.

Long-term incentives are awarded annually by the Compensation Committee at the Board of Directors meeting following the annual salary review and as part of the annual compensation analysis, or at other times throughout the year if deemed appropriate by the Compensation Committee. The long-term incentive awards to executive officers other than the CEO take into account recommendations by the CEO.

In 2014, the Compensation Committee approved a change to the long term incentive award for the executive officers to include a performance-based element. In 2015 another performance-based award was granted under the same structure as 2014. Half of the long term incentive award is granted in the form of stock options that vest over a five-year period, with 20% of the total grant vesting annually on the anniversary date of the original grant and expiring on the tenth anniversary of the grant date. Half of the long term incentive is granted in PSUs. The PSUs will be paid out in shares after three years based upon performance against the financial target established at the time of the 2015 grant. The Compensation Committee established 15% as the target goal for SunOpta Foods RONA for the year ending December 31, 2017 to achieve a 100% payout under the PSUs. The PSUs will be paid out on a sliding scale based on performance against the target, with a 50% payout at achievement of 86.6% of the target level and a maximum payout of 200% for achievement of 113.3% of the target level. No payout will be made if performance is less than 86.6% of the target. Due to the shortfall in financial performance, we do not expect the 2014 PSU awards will be paid.

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The following table summarizes the number and grant date fair value of stock options and PSUs at target granted in 2015, as well as the total long-term incentive award at target:

Title	2015 Long-Term Incentive Awards
	Stock Options		Target PSUs		Total Target LTI
	#	$	#	$	#	$
Hendrik Jacobs	36,916	$202,093	20,049	201,893	56,965	403,986
Steven Bromley	36,916	$202,093	20,049	201,893	56,965	403,986
Robert McKeracher	22,120	$121,094	12,013	120,971	34,133	242,065
John Ruelle	24,435	$133,767	13,270	133,629	37,705	267,396
Gerard Versteegh	15,750	$86,222	8,553	86,129	24,303	172,351
Daniel Turney	12,828	$70,226	6,967	70,158	19,795	140,384

Upon the announcement of the promotion of Mr. Jacobs to CEO on July 6, 2015, Mr. Jacobs was granted a one-time award consisting of 23,000 stock options and 23,000 PSUs. The terms of these awards are identical to the long-term incentive awards.

Other Compensation

Our executive officers are eligible to receive the same types of benefits that we make available to other employees, including:

•	Group health benefits, which includes medical, dental, vision and prescription drug coverage, group life insurance and short-term and long-term disability plans; and

•	Retirement benefits in the form of a 401(k) plan for U.S. employees and a Registered Retirement Savings Plan match for Canadian employees and a defined benefit pension plan for certain European employees.

In addition, from time to time executive officers receive additional perquisites that are not generally available to other employees, including automobile benefits and club memberships. For additional information regarding other compensation during the most recently completed fiscal year, see the “All Other Compensation” column in the Summary Compensation Table below. We take a conservative approach to other compensation, given our focus on pay for performance.

Limitations on Deductions

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid to our CEO and the three other most highly compensated executive officers (other than the Chief Financial Officer) to $1,000,000 per year, but contains an exception for certain performance-based compensation. For the fiscal year ended January 2, 2016, grants of stock options and PSUs under the Stock Incentive Plans were intended to satisfy the requirements for deductible compensation for employees residing in the United States. While our general policy is to preserve the deductibility of most compensation paid to executive officers, we may authorize payments that may not be deductible if we believe they are in the best interests of the Company and its shareholders.

Executive Compensation Peer Group and Use of Compensation Consultants

All compensation decisions are determined following a review of many factors that we believe are relevant, including third-party compensation data, our achievements over the past year, the individual’s contributions to our success, any significant changes in role or responsibility and the internal equity of compensation relationships.

In general, we intend that the overall total compensation opportunities provided to the executive officers should reflect competitive compensation for executive officers with corresponding responsibilities in comparable industries providing similar products and services. In setting total compensation, we target a mix of base salary, short-term incentives and long-term incentives and retain the flexibility to adjust this mix and compensation levels based on actual performance as well as changes in the market. To the extent determined to be appropriate, we also consider general economic conditions, our financial performance, including corporate net income, return on equity and return on net assets, and individual merit in setting compensation policies for our executive officers. In 2015 the Compensation Committee decided to change vendors for improved service levels and further separate executive compensation consulting from other consultative engagements within the Company.

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The Compensation Committee retained the services of Towers Watson (“Towers Watson”) as its independent executive compensation consultant. We retained Towers Watson in order to gain perspective on emerging trends, issues, pay levels, and design at peer group organizations. Towers Watson was also requested to assess the current compensation philosophy and no changes were made. The Compensation Committee has reviewed the independence of Towers Watson and has determined that Towers Watson is independent. Towers Watson provides services at the direction of the Compensation Committee, the Compensation Committee has specific authority in managing all work by Towers Watson, and any interaction between Towers Watson and management is at the direction of the Compensation Committee. The Compensation Committee periodically met with Towers Watson without management being present. For 2015, the total fees charged by Towers Watson amounted to $115,978. In 2015, Towers Watson was in attendance at three Compensation Committee meetings, two in person and one telephonic.

The Compensation Committee takes steps to monitor and manage the independence of its compensation consultant and annually reviews the role of the compensation consultant. As a result of the policies and procedures in place with respect to the compensation consultant, the Compensation Committee believes that the compensation consultant is able to provide candid, direct and objective advice to the Compensation Committee that is not influenced by management or any other services provided to us by Towers Watson. As a result, the Compensation Committee believes that Towers Watson is fully independent for purposes of serving as the Compensation Committee’s compensation consultant. The Compensation Committee considered the following six factors with respect to Towers Watson: (i) the provision of other services to the Company by Towers Watson; (ii) the amount of fees received from the Company by Towers Watson , as a percentage of the total revenue of Towers Watson; (iii) the policies and procedures of Towers Watson that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Towers Watson with a member of the Committee; (v) any stock of the Company owned by Towers Watson; and (vi) any business or personal relationship of Towers Watson with an executive officer of the Company. After considering the foregoing factors, the Compensation Committee determined that the work of Towers Watson with the Compensation Committee for fiscal 2015 did not raise any conflict of interest. Towers Watson is not engaged in any other consulting for the Company.

The Compensation Committee worked with Towers Watson to provide perspective specifically regarding potential improvements to its executive compensation program that will enhance and optimize the relationship between pay and performance, guidance on CEO pay and director pay.

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With the assistance of Towers Watson, the Compensation Committee established the 2015 peer group for executive compensation comparisons. As summarized in the table below, the peer group consists of 22 food and beverage companies that reflect the Company’s labor market for key executive talent and align with the Company’s industry lifecycle stage and selected financial measures. In 2015, three similarly positioned companies of the Company were added to the peer group in 2015 (as shown in bold italics below).

Company	GICS Industry Description	Total Revenue ($M)	Total Assets ($M)	Market Cap ($M)
B&G Foods Inc.	Packaged Foods and Meats	$725	$1,484	$1,601
Boston Beer Co. Inc.	Brewers	$739	$444	$4,109
Boulder Brands, Inc.	Packaged Foods and Meats	$461	$775	$613
Calavo Growers Inc.	Packaged Foods and Meats	$783	$283	$694
Cal-Maine Foods, Inc.	Packaged Foods and Meats	$1,441	$812	$1,696
Coca-Cola Bottling Co.	Soft Drinks	$1,641	$1,276	$904
Cott Corporation	Soft Drinks	$2,094	$1,426	$708
Darling Ingredients Inc.	Agricultural Products	$1,724	$3,244	$2,796
Diamond Foods, Inc.	Packaged Foods and Meats	$865	$1,193	$772
Farmer Brothers Co.	Packaged Foods and Meats	$528	$266	$479
J&J Snack Foods Corp.	Packaged Foods and Meats	$919	$705	$1,834
John B Sanfilippo & Son Inc.	Packaged Foods and Meats	$779	$395	$406
Lancaster Colony Corporation	Packaged Foods and Meats	$1,041	$639	$2,459
Monster Beverage Corporation	Soft Drinks	$2,246	$1,421	$19,605
Post Holdings, Inc.	Packaged Foods and Meats	$2,411	$7,731	$2,473
Sanderson Farms, Inc.	Packaged Foods and Meats	$2,775	$1,111	$1,851
Seneca Foods Corp.	Packaged Foods and Meats	$1,340	$769	$292
Snyder's-Lance, Inc.	Packaged Foods and Meats	$1,761	$1,765	$2,044
The Hain Celestial Group, Inc.	Packaged Foods and Meats	$2,154	$2,965	$5,367
Tootsie Roll Industries Inc.	Packaged Foods and Meats	$543	$888	$1,932
Treehouse Foods, Inc.	Packaged Foods and Meats	$2,294	$2,721	$3,839
WhiteWave Foods Company	Packaged Foods and Meats	$2,542	$2,283	$5,749
	25th Percentile	$780	$720	$725
	50th Percentile	$1,390	$1,150	$1,840
	75th Percentile	$2,140	$1,695	$2,715
SunOpta Inc.	Packaged Foods and Meats	$1,182	$706	$704
	SunOpta Percent Rank	45%	24%	22%

*New 2015 peers are in bold italics

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Compensation of Named Executive Officers

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Hendrik Jacobs(5)(7) Director, President and Chief Executive Officer	2015 2014 2013	492,914 487,784 496,499	438,793 209,807 -	321,869 208,576 395,100	- 184,030 -	137,221 47,817 93,965	1,390,797 1,138,014 985,564
Steven Bromley(6)(7) Former Vice Chair and Chief Executive Officer	2015 2014 2013	445,762 511,202 519,493	201,893 218,429 -	202,093 217,143 439,000	- 293,739 -	59,259 70,991 70,946	909,007 1,311,504 1,029,439
Robert McKeracher(7) Vice President and Chief Financial Officer	2015 2014 2013	296,588 323,890 328,324	120,971 127,882 -	121,094 127,123 263,400	- 121,511 -	26,635 31,061 36,011	565,288 731,467 627,735
John Ruelle Chief Administrative Officer and Senior Vice President	2015 2014 2013	368,221 355,360 335,909	133,629 126,989 -	133,767 126,240 263,400	- 133,279 -	15,186 16,380 15,959	650,803 758,248 615,268
Gerard Versteegh(8) President, International Sourcing and Supply	2015 2014 2013	306,025 351,984 334,271	86,129 72,230 -	86,222 71,801 153,668	- 144,488 40,302	- - -	478,376 640,503 528,241
Daniel Turney Senior Vice President, Operations	2015	310,472	70,158	70,226	-	21,725	472,581

(1)

Consists of the aggregate grant-date fair value of PSUs granted to our NEOs under the Stock Incentive Plans, calculated in accordance with FASB ASC Topic 718. Please see Note 13, “Stock-Based Compensation,” to SunOpta Inc.’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of PSUs. The amounts reflect the value of the PSUs at the probable outcome of Company performance at the grant date, which was the target level. The grant-date fair values of PSU awards at the maximum level of payout are as follow: Mr. Jacobs - $877,586; Mr. Bromley - $403,786; Mr. McKeracher - $241,942; Mr. Ruelle - $267,258; Mr. Versteegh - $172,258; and Mr. Turney - $140,316. For additional information on our long-term equity incentive awards, see “—Compensation Discussion and Analysis—Long Term Incentives.”

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(2)

Consists of the aggregate grant-date fair value of stock options granted to our NEOs under the Stock Incentive Plans, calculated in accordance with FASB ASC Topic 718. Please see Note 13, “Stock-Based Compensation,” to SunOpta Inc.’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options. For additional information on our long-term equity incentive awards, see “—Compensation Discussion and Analysis—Long Term Incentives.”

(3)

Consists of payments awarded to our NEOs under our short-term incentive plan. These amounts were earned in the years indicated and paid in the following April. For additional information on our short-term incentive annual bonus plans, see “—Compensation Discussion and Analysis—Short Term Incentives.”

(4)

Represents life insurance and critical illness benefits, retirement savings contributions, automobile benefits, and club membership benefits. The amount for Mr. Jacobs includes a $100,000 gross payment for a one time housing allowance. The amount for Mr. Bromley also includes director fees received as compensation for serving as a director of Opta Minerals Inc., a subsidiary of the Company. See table below.

(5)	Mr. Jacobs succeeded Mr. Bromley as CEO and was appointed to the Board of Directors effective October 1, 2015.

(6)

Mr. Bromley served as CEO until October 1, 2015 and served as Vice-Chair from October 1, 2015 until December 31, 2015. Under the terms of his Separation Agreement, Mr. Bromley continued to receive his base salary of Cdn $570,000 through December 31, 2015. Subsequent to the termination of Mr. Bromley’s employment on December 31, 2015, the Company will pay Mr. Bromley a monthly amount of Cdn $43,025.51, less applicable withholding, for a period of thirty-six months. The payments reflect the equivalent of twenty-four months of Mr. Bromley’s salary, bonus and certain benefits paid out over a thirty-six month period. Mr. Bromley or the Company may elect to have the unpaid balance of the separation payments paid as a lump sum, subject to certain conditions.

(7)

These officers are paid in Canadian dollars. Their compensation has been converted to U.S. dollars using the average annual exchange rate applicable for each year. For 2015, 2014, and 2013, these rates were 0.7820, 0.9054 and 0.9706 Canadian dollars for each U.S. dollar, respectively. Effective October 1, 2015, Mr. Jacobs’ new employment agreement designated his base salary in U.S. dollars.

(8)

Mr. Versteegh is paid in euros. His compensation has been converted to U.S. dollars using the average annual exchange rate applicable for each year. For 2015, 2014 and 2013, these rates were 1.1091, 1.3283 and 1.3282 euros for each U.S. dollar, respectively.

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The following table details the various components included in the “All Other Compensation” column for 2015.

All Other Compensation

Name	Retirement Plan/401(k) Contribu- tions ($)	Auto ($)	Life and Critical Illness Insurance ($)	Memberships ($)	Other ($)(1)	Directors’ Fees for Opta Minerals Inc. ($)(2)	Total ($)
Hendrik Jacobs(3)	9,748	12,637	2,161	1,955	110,720	-	137,221
Steven Bromley(3)	9,748	14,969	7,953	-	-	26,589	59,259
Robert McKeracher(3)	9,748	14,726	2,161	-	-	-	26,635
John Ruelle	11,925	1,598	-	-	1,663	-	15,186
Gerard Versteegh	-	-	-	-	-	-	-
Daniel Turney	11,925	9,000	-	-	800	-	21,725

(1)

For Mr. Jacobs, represents an international living allowance for January 2015 through September 2015 of $10,720 (Cdn $13,708) and a one-time housing allowance of $100,000 (Cdn $127,871). For Mr. Ruelle, represents long-term disability insurance of $942 and wellness rewards of $720. For Mr. Turney, represents long-term disability insurance of $800.

(2)	For serving on the Board of Directors of Opta Minerals Inc., Mr. Bromley was paid director fees of $26,589 (Cdn $34,000).

(3)	Amounts paid in Canadian dollars.

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The following table summarizes grants of long-term equity incentive awards to our NEOs in fiscal 2015, and the estimated possible payouts under our short-term incentive plan for fiscal 2015.

Grants of Plan-Based Awards

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Securities Under- lying Options (#)(3)	Exercise or Base Price of Option Awards ($/Share)	Grant-Date Fair Value of Stock Awards and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Tart (#)	Maximum (#)
Hendrik Jacobs	N/A 05/12/2015 05/12/2015 07/06/2015 07/06/2015	- - - - -	328,757 - - - -	657,515 - - - -	- 10,025 - 11,500 -	- 20,049 - 23,000 -	- 40,098 - 46,000 -	- - 36,916 - 23,000	- - 10.08 - 10.52	- 201,893 202,093 236,900 119,776
Steven Bromley	N/A 05/12/2015 05/12/2015	- - -	334,321 - -	668,642 - -	- 10,025 -	- 20,049 -	- 40,098 -	- - 36,916	- - 10.08	- 201,893 202,093
Robert McKeracher	N/A 05/12/2015 05/12/2015	- - -	154,452 - -	308,905 - -	- 6,007 -	- 12,013 -	- 24,026 -	- - 22,120	- - 10.08	- 120,971 121,094
John Ruelle	N/A 05/12/2015 05/12/2015	- - -	185,783 - -	371,565 - -	- 6,635 -	- 13,270 -	- 26,540 -	- - 24,435	- - 10.08	- 133,629 133,767
Gerard Versteegh	N/A 05/12/2015 05/12/2015	- - -	122,410 - -	244,820 - -	- 4,277 -	- 8,553 -	- 17,106 -	- - 15,750	- - 10.08	- 86,129 86,222
Daniel Turney	N/A 05/12/2015 05/12/2015	- - -	124,848 - -	249,696 - -	- 3,484 -	- 6,967 -	- 13,934 -	- - 12,828	- - 10.08	- 70,158 70,226

(1)

Reflects each NEO’s possible payouts under our short-term incentive plan for fiscal 2015. Amounts shown indicate each NEO’s potential bonus assuming successful completion of the NEO’s performance objectives. All performance components of short-term incentive have a minimum requirement of 90% achievement before the incentive plan begins to payout. Per Mr. Jacobs' employment agreement upon promotion to CEO, he was eligible for a prorated target incentive: 50% of salary prior to September 30, 2015 and 100% of salary as of October 1, 2015.

(2)

Reflects the potential number of PSU awards that may vest and convert into common shares if the predetermined performance measure meets or exceeds established thresholds for the year ending December 31, 2017. If the predetermined performance measure is below the established minimum threshold, no PSUs will vest.

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(3)

Represents grants of stock options to purchase common shares, which vest at a rate of 20% annually beginning on the first anniversary of the grant date and expire on the tenth anniversary of the grant date.

(4)

Consists of the aggregate grant-date fair value of equity incentive awards granted to our NEOs under the Stock Incentive Plans, calculated in accordance with FASB ASC Topic 718. Please see Note 13, “Stock- Based Compensation,” to SunOpta Inc.’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of stock-based awards. The amounts reflect the value of the PSUs at the probable outcome of Company performance as of the grant date.

The following table summarizes the outstanding equity award holdings of our NEOs as of January 2, 2016. This table incudes unexercised and unvested option awards and unvested PSUs.

Outstanding Equity Awards at Fiscal Year End

Name	Option Awards					Stock Awards
	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Hendrik Jacobs	08/09/2012 05/07/2013 05/13/2014 05/13/2014 05/12/2015 05/12/2015 07/06/2015 07/06/2015	100,000 36,000 6,189 - - - - -	100,000 54,000 24,757 - 36,916 - 23,000 -	5.14 7.36 11.30 - 10.08 - 10.52 -	08/09/2022 05/07/2023 05/13/2024 - 05/12/2025 - 07/06/2025 -	- - - 18,567 - 20,049 - 23,000	- - - 126,998 - 137,135 - 157,320
Steven Bromley(3)	01/03/2011 05/08/2012 05/07/2013 05/13/2014 05/13/2014 05/12/2015 05/12/2015	160,000 90,000 40,000 6,443 - - -	40,000 60,000 60,000 25,774 - 36,916 -	7.72 5.73 7.36 11.30 - 10.08 -	01/03/2017 05/08/2022 05/07/2023 05/13/2024 - 05/12/2025 -	- - - - 19,330 - 20,049	- - - - 132,217 - 137,135

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Name	Option Awards					Stock Awards
	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Robert McKeracher	05/12/2010 05/11/2011 11/08/2011 05/08/2012 05/07/2013 05/13/2014 05/13/2014 05/12/2015 05/12/2015	8,000 8,000 40,000 42,000 24,000 3,772 - - -	- 2,000 10,000 28,000 36,000 15,089 - 22,120 -	4.45 7.35 5.05 5.73 7.36 11.30 - 10.08 -	05/12/2016 05/11/2017 11/08/2017 05/08/2022 05/07/2023 05/13/2024 - 05/12/2025 -	- - - - - - 11,317 - 12,013	- - - - - - 77,408 - 82,169
John Ruelle	05/11/2011 11/08/2011 05/08/2012 05/07/2013 05/13/2014 05/13/2014 05/12/2015 05/12/2015	- 40,000 42,000 - 3,746 - - -	2,000 10,000 28,000 36,000 14,984 - 24,435 -	7.35 5.05 5.73 7.36 11.30 - 10.08 -	05/11/2017 11/08/2017 05/08/2022 05/07/2023 05/13/2024 - 05/12/2025 -	- - - - - 11,238 - 13,270	- - - - - 76,868 - 90,767
Gerard Versteegh	05/12/2010 05/11/2011 03/05/2012 05/08/2012 05/07/2013 05/13/2014 05/13/2014 05/12/2015 05/12/2015	23,500 18,000 21,000 21,000 14,000 2,131 - - -	- 4,500 14,000 14,000 21,000 8,522 - 15,750 -	4.45 7.35 5.15 5.73 7.36 11.30 - 10.08 -	05/12/2016 05/11/2017 03/05/2018 05/08/2022 05/07/2023 05/13/2024 - 05/12/2025 -	- - - - - - 6,392 - 8,553	- - - - - - 43,721 - 58,503
Daniel Turney	08/07/2013 05/13/2014 05/13/2014 05/12/2015 05/12/2015	10,000 1,996 - - -	15,000 7,982 - 12,828 -	8.23 11.30 - 10.08 -	08/07/2023 05/13/2024 - 05/12/2025 -	- - 5,987 - 6,967	- - 40,951 - 47,654

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(1)	Option awards vest at a rate of 20% per year over five years.

(2)

Represents PSUs granted in 2014 and 2015. The number of PSUs shown is based on the number of shares that would be issued at the end of the performance period at the target level of performance subject to continued employment. The 2014 and 2015 PSUs vest at the end of a three-year performance period ending on December 31, 2016 and December 31, 2017, respectively, based on the Company’s performance against the performance goal. For the 2015 PSUs, see prior table for the maximum number of shares that could become vested. The market value of the PSUs is based on the closing market price of the Company’s common shares on the last trading day of fiscal 2015 of $6.84.

(3)

As of the Separation Date, Mr. Bromley held 296,443 vested stock options and 222,690 unvested stock options that will continue to vest during the Separation Period. All stock options that are vested or vest during the Separation Period must be exercised by Mr. Bromley no later than the end of the Separation Period. Any unexercised or unvested stock options at the end of the Separation Period will expire. In addition, as of the Separation Date, Mr. Bromley held 39,379 PSUs that may vest during the Separation Period in accordance with the Company’s 2014 and 2015 Long Term Incentive Plans. In the event of a change in control during the Separation Period, all of Mr. Bromley’s unvested stock options (including those stock options that would have otherwise vested after the end of the Separation Period) and PSUs will immediately vest. No stock options or PSUs were granted to Mr. Bromley after the Separation Date.

Option Exercises During Fiscal 2015

The following table details certain information concerning stock options exercised by the NEOs during the fiscal year ended January 2, 2016.

Option Exercises

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Hendrik Jacobs	-	-
Steven Bromley	150,000	942,024
Robert McKeracher	2,200	21,614
John Ruelle	22,000	64,534
Gerard Versteegh	-	-
Daniel Turney	-	-

(1)	Value Realized on Exercise is calculated as the difference between the total fair market value of the shares on the date of exercise, less the total exercise price paid for the shares.

Payments on Termination or Change of Control

The Company’s 2013 Stock Incentive Plan provides that, in the event of a merger, consolidation or plan of exchange involving the Company pursuant to which outstanding shares are converted into cash or other stock, securities or property, or a sale, lease or exchange or other transfer of all or substantially all of the assets of the Company, the Company’s Board of Directors may, in its sole discretion, provide that outstanding awards under the plan shall be treated in accordance with any of the following alternatives: (i) the outstanding award may be converted into a similar award based on the stock of the surviving or acquiring company, taking into account the relative values of the companies involved in the transaction; (ii) the outstanding award may be cancelled by the Company and the holder would receive cash in an amount equal to the value of the award, as determined by the Company’s Board of Directors; or (iii) the outstanding award may become fully exercisable and the Company’s Board of Directors would provide an arrangement pursuant to which the holder would have a reasonable opportunity to exercise any award or otherwise realize the value of the award.

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The Company’s 2002 Stock Option Plan, as amended and restated in May 2011 provides for immediate vesting of all unvested stock options in the event of a change of control. A “change of control” is defined as: (i) the acquisition by a person or group of beneficial ownership of 50% or more of the outstanding voting securities of the Company; (ii) a merger or similar transaction between the Company and another entity whereby voting security holders of the Company immediately prior to such event receive less than 50% of the outstanding voting securities of the entity surviving the event; (iii) the liquidation, dissolution or winding up of the Company; or (iv) the sale or other disposition of all or substantially all of the Company’s assets.

With the exception of Mr. Turney, we have entered into employment or other agreements with our NEOs, most of which provide for certain benefits upon a change of control of the Company or upon a termination of employment by the Company without cause. In our agreements, “change of control” is generally defined as the acquisition of at least 50% of the common shares of the Company by a person or group. In Mr. Jacobs’ employment agreement, the definition of “change of control” also includes certain mergers and similar transactions. Separation benefits for Mr. Turney fall under the Company-wide U.S. Employment Separation Practice.

In Mr. Jacobs’ agreement, “cause” is defined as: (i) employee has materially breached the provisions of this Agreement in any respect; (ii) employee has engaged in material misconduct, including material failure to perform employee’s duties as an officer or employee of the Company, or has provided information about employee’s qualifications, experience, character, or reputation that is false or misleading; (iii) employee has committed fraud, theft, misappropriation, breach of fiduciary duty or embezzlement in connection with the Company’s business; (iv) employee has been convicted or has pleaded guilty, no contest, or nolo contendere to any felony; or (v) employee’s use of narcotics, liquor or illicit drugs that has a detrimental effect on the performance of his employment responsibilities, as determined by the Company. The agreements with Messrs. McKeracher, Ruelle and Versteegh do not provide a definition of the term “cause.”

The benefits to be received by the NEOs in connection with a change of control or upon termination of employment under certain circumstances are summarized as follows:

Steven Bromley

On July 6, 2015, Mr. Bromley and the Company agreed Mr. Bromley would transition to Vice Chair on October 1, 2015 and then separate from the Company on December 31, 2015. Based upon Mr. Bromley’s Separation Agreement he will receive total severance of $1,211,313 (Cdn $1,548,918) to be paid over a period of thirty six months commencing January 8, 2016, and continuation of medical and dental insurance benefits for 24 months. Mr. Bromley’s stock options and PSU’s will continue to vest during the separation period.

Change of Control: Upon a change of control during Mr. Bromley’s separation period but before the full separation payment date, all unvested options and performance share units will vest. In addition, any owed separation pay will immediately pay out in a lump sum.

Payment upon death: In the event Mr. Bromley dies prior to the full separation payment date, a lump sum payment will be made to his estate and all continued vesting of options and PSU’s will cease.

Non-Competition and Non-Solicitation Obligations: Mr. Bromley’s separation agreement contains non-competition and non-solicitation covenants extending for two years following his effective departure date which was December 31, 2015.

Hendrik Jacobs

Change of Control: Upon a Change of Control, all of Mr. Jacobs’ unvested options will immediately vest. In addition, the Company will (a) pay Mr. Jacobs in a lump sum an amount equal to 24 months base salary plus the amount equal to the average of the bonuses paid to him for the last two years of employment; (b) continue allowable medical and insurance benefits for 24 months following termination of employment; and (c) pay in a lump sum the amounts the Company previously paid for long term disability insurance, life insurance and auto allowance for 24 months following termination of employment. These severance benefits are conditioned upon Mr. Jacobs’ delivery of a release in favor of the Company.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Termination by the Company without Cause: Upon a termination of Mr. Jacobs’ employment without cause, he would receive similar severance benefits as described above under a Change of Control, except that the vesting of unvested options would not be accelerated.

Termination upon Death: In the event Mr. Jacobs dies while employed by the Company, the Company has agreed to pay a prorated bonus through the date of his death and provide health benefits to his family for 18 months following his death.

Non-Competition and Non-Solicitation Obligations: Mr. Jacobs’ employment agreement contains non-competition and non-solicitation covenants that extend for two years following the termination of Mr. Jacobs’ employment with the Company.

Robert McKeracher
Change of Control: Upon a Change of Control, all of Mr. McKeracher’s unvested options will immediately vest. If material changes are proposed to Mr. McKeracher’s position, he will have the option of terminating his employment and receiving a lump sum severance payment equal to 12 months (plus an additional one month per year of service from October 2011 up to a maximum of 18 months) of his base salary and a bonus payment as described below and continuation of his auto allowance and certain medical, dental and insurance benefits for between 12 and 18 months, depending on his length of service. For purposes of calculating the lump sum severance payment, the bonus payment will be based on the higher of (a) the average of his bonus for the year in which termination occurs, on a prorated basis based on year to date results (assuming a minimum of six months have elapsed during the year in which employment termination occurs) and his bonus for the preceding year; or (b) the average of his bonus payouts for the previous two years of employment.

Termination by the Company without Cause: Upon a termination of Mr. McKeracher’s employment without cause, he would receive similar benefits as described above relating to a Change of Control, except that the vesting of unvested options would not be accelerated.

John Ruelle
Change of Control: Upon a Change of Control, all of Mr. Ruelle’s unvested options will immediately vest. In addition, if material changes are proposed to Mr. Ruelle’s position, he will have the option of terminating his employment and receiving a lump sum severance payment equal to 12 months (plus an additional one month per year of service from October 2011 up to a maximum of 18 months) of his base salary and a bonus payment as described below and continuation of his auto allowance and certain medical, dental and insurance benefits for between 12 and 18 months, depending on his length of service. For purposes of calculating the lump sum severance payment, the bonus payment will be based on the higher of (a) the average of his bonus for the year in which termination occurs, on a prorated basis based on year to date results (assuming a minimum of six months have elapsed during the year in which employment termination occurs) and his bonus for the preceding year or (b) the average of his bonus payouts for the previous two years of employment.

Termination by the Company without Cause: Upon a termination of Mr. Ruelle’s employment without cause, he would receive similar severance benefits as described above under a Change of Control, except that the vesting of unvested options would not be accelerated.

Termination by the NEO without Cause: Effective January 5, 2015, Mr. Ruelle was appointed Senior Vice President of the Company’s Raw Material Sourcing and Supply operating segment, with responsibilities including preparing the organization for integration into a Global Sourcing and Supply organizational structure. This assignment is expected to be completed in 2016. Upon the assignment’s completion, if Mr. Ruelle and the Company are unable to agree on a commensurate role, Mr. Ruelle may terminate his employment without cause on the following terms: (a) six months working notice; (b) severance to a total of 18 months in addition to the working notice; (c) continuation of auto allowance, medical, dental and insurance benefits to 18 months; (d) outplacement services paid for by the Company for up to 12 months; and (e) continuation of vesting of all stock options and PSUs during the severance period.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Gerard Versteegh
Change of Control: Upon a Change of Control, Mr. Versteegh’s unvested options will vest in accordance with the provisions of the Company’s 2013 Stock Incentive Plan or 2002 Stock Option Plan, as applicable.

Termination without Cause: Upon a termination of Mr. Versteegh’s employment without cause, he will receive the higher of severance benefits equivalent to 12 months base salary, including holiday allowance and bonus (based on the average amount of the previous two years), or severance benefits calculated as per the formula provided by the Dutch Cantonal Court formula. The Dutch Cantonal Court Formula fixes the redundancy payment for severance at a number of months’ salary. The formula includes factoring years of service, age, base salary, and reasonable compensation for the termination circumstance.

Daniel Turney
Change of Control: Upon a Change of Control, Mr. Turney’s unvested options will vest in accordance with the provisions of the Company’s 2013 Stock Incentive Plan or 2002 Stock Option Plan, as applicable.

Termination without Cause: Upon a termination of Mr. Turney’s employment without cause, he will receive a lump sum payment equal to two-week’s base pay for each year of service (minimum 32 weeks, maximum 50 weeks) and continuation of medical and dental insurance benefits for six months.

The following table sets forth the estimated benefits that would have been payable to the NEOs if a change in control had occurred and each officer’s employment was terminated on January 2, 2016:

Termination Due to Change in Control

Name	Annual Amount for Severance Calculation
	Total Base Salary ($)	2-Year Average Bonus ($)	Contin- uation of Benefits ($)(1)	Sub Total ($)	Term of Lump Sum Payment (Years)	Lump Sum Severance Payment ($)	Acceler- ated Vesting of Stock Options ($)(2)	Accelerated Vesting of PSUs ($)(3)	Total ($)
Hendrik Jacobs(4)	650,000	92,015	17,706	759,721	2.00	1,519,442	170,000	421,453	2,110,895
Steven Bromley(4)(5)	445,761	124,117	38,851	608,729	2.00	1,217,458	66,600	269,352	1,553,410
Robert McKeracher(4)	308,905	60,756	19,960	389,621	1.33	519,494	48,980	159,577	728,051
John Ruelle	371,565	66,640	13,440	451,645	1.33	602,193	48,980	167,635	818,808
Gerard Versteegh(6)	306,025	92,395	-	398,420	1.00	398,420	39,200	102,224	539,844
Daniel Turney(7)	312,120	n/a	13,068	325,188	0.62	200,116	-	88,605	288,721

(1)

Represents auto allowance and medical, dental, accidental death and disability and life insurance benefits through the severance period. Per Mr. Bromley’s Separation Agreement, amount also includes RRSP Company contribution, club dues, long term disability insurance, critical illness and extra life insurance through the severance period.

(2)

These amounts represent the difference between the exercise price of the stock options and the closing price of the Company’s common shares on December 31, 2015, the last trading day of the fiscal year, of $6.84.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

(3)

These amounts represent the target payout of PSUs multiplied by the closing price of the Company’s common shares on December 31, 2015 of $6.84. This benefit provides that the Company’s Board of Directors will approve for the immediate vesting of these awards under the provisions of the Company’s 2013 Stock Incentive Plan.

(4)	Calculated based on the average annual exchange rate for the year of Cdn $1.00 = $0.7820.

(5)

Mr. Bromley will receive a monthly amount of $33,647.57 (Cdn $43,025.51) over 36 months commencing on January 8, 2016, plus continuation of medical and dental insurance for 24 months, as specified in his Separation Agreement.

(6)	Calculated based on the average annual exchange rate for the year of €1.00 = $1.1091.

(7)	Benefit increased from $119,272 on February 15, 2016 due to a change in the U.S. Employment Separation Practice.

The following table sets forth the estimated benefits that would have been payable to the NEOs if each officer’s employment was terminated by the Company without cause on January 2, 2016 in the absence of a change in control:

Termination Without Cause

Name	Annual Amount for Severance Calculation
	Total Base Salary ($)	Average Bonus Last 2 Years ($)	Contin- uation of Benefits ($)(1)	Sub Total ($)	Term of Lump Sum Payment (Years)	Lump Sum Severance Payment ($)	Accelerated Vesting of Stock Options ($)	Acceler- ated Vesting of PSUs ($)	Total ($)
Hendrik Jacobs(2)	650,000	92,015	17,706	759,721	2.00	1,519,442	-	-	1,519,442
Robert McKeracher(2)	308,905	60,756	19,960	389,621	1.33	519,494	-	-	519,494
John Ruelle	371,565	66,640	13,440	451,645	1.33	602,193	-	-	602,193
Gerard Versteegh(3)	306,025	92,395	-	398,420	1.00	398,420	-	-	398,420
Daniel Turney(4)	312,120	n/a	13,068	325,188	0.62	200,116	-	-	200,116

(1)	Represents auto allowance and medical, dental, accidental death and disability and life insurance benefits through the severance period.

(2)	Calculated based on the average annual exchange rate for the year of Cdn $1.00 = $0.7820.

(3)	Calculated based on the average annual exchange rate for the year of €1.00 = $1.1091.

(4)	Benefit increased from $30,667 on February 15, 2016 due to a change in the U.S. Employment Separation Practice.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

PROPOSAL FOUR – CONFIRMATION OF ADVANCE NOTICE BY-LAW

Overview

Effective November 10, 2015, the Board approved and adopted by-law number 15 (the “Advance Notice By-Law”) providing for advance notice requirements for the nomination of directors. The Advance Notice By-law is in effect until it is confirmed, confirmed as amended or rejected by shareholders at the Meeting. If confirmed or confirmed as amended, the Advance Notice Policy will continue in effect in the form in which it is so confirmed. If shareholders reject the confirmation of the Advance Notice Policy, it will cease to have effect following the termination of the Meeting.

The purpose of the Advance Notice By-Law is to establish the conditions and framework under which holders of record of common shares of the Company may exercise their right to submit director nominations by fixing a deadline by which such nominations must be submitted by a shareholder to the Company prior to any annual or special meeting of shareholders, including setting forth the information that a shareholder must include in the notice to the Company for such notice to be in proper written form. The Advance Notice By-Law is designed to ensure that shareholders receive adequate notice of all director nominations to be considered at a shareholders' meeting and sufficient information so that shareholders can cast an informed vote.

Description of the Advance Notice By-Law

The Advance Notice By-Law provides that for an annual meeting of shareholders (including an annual and special meeting), advance notice of director nominations to the Company must be given not less than thirty (30) days prior to the date of the annual meeting. If the annual meeting is to be held on a date that is less than fifty (50) days following the date of public announcement of date of the annual meeting, notice must be given by the nominating shareholder not later than the close of business on the tenth (10th) day following the notice date. In the case of a special meeting of shareholders (which is not also an annual meeting), called for the purpose of electing directors (whether or not called for other purposes as well), notice to the Company must be given not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting was made.

The Advance Notice By-Law requires the nominating shareholder to include in its notice to the Company certain information regarding the nominating shareholder and the director nominees

The Advance Notice By-Law also allows for the nomination of directors by or at the direction or request of one or more shareholders pursuant to a "proposal" made in accordance with the applicable provisions of the Canada Business Corporations Act (“CBCA”), or a requisition of a shareholders' meeting by one or more shareholders made in accordance with the applicable provisions of the CBCA. See “Shareholder Proposals for 2017 Annual Meeting of Shareholders; Shareholder Communications.”

The foregoing description of the Advance Notice By-Law is a summary only, is not comprehensive and is qualified in its entirety by reference to the full text of the Advance Notice By-Law. A copy of the Advance Notice By-Law is attached as Exhibit A and is also available on SEDAR at www.sedar.com.

Shareholder Confirmation

Under the CBCA, the directors may by resolution alter the Company’s by-laws, subject to the requirement for shareholder confirmation by ordinary resolution thereof at the next meeting of Shareholders. At the Meeting, shareholders will be asked to consider and, if deemed advisable, approve the following resolution to confirm the Advance Notice By-Law:

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

“BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS OF SUNOPTA INC. (the “Company”) THAT:

1.     By-Law Number 15, a by-law relating generally to the nomination of individuals for election as directors of the Company, in the form attached as Exhibit A to the proxy statement of the Company dated March [•], 2016, is hereby confirmed as a by-law of the Company; and

2.     any director or officer of the Company is hereby authorized to take all such steps, actions and proceedings and to sign, execute and deliver all such documents that such director or officer may, in his or her discretion, determine to be necessary or desirable in order to give full force and effect to the intent and purpose of this resolution.”

Recommendation of the Board of Directors; Vote Required

The Board believes that the Advance Notice By-Law is consistent with shareholder rights and democracy, and benefits the shareholders for the following reasons: (1) it ensures an orderly, fair and open nomination process and that shareholders are properly informed, in a timely way, in advance of a proxy contest and have the relevant information to knowledgeably vote on contested director elections; (2) it allows the Company, its shareholders and, where applicable, appropriate regulatory bodies adequate time to evaluate all nominees’ qualifications and suitability as a director of the Company in advance of the meeting; (3) it facilitates an orderly and efficient annual or, where the need arises, special, meeting process; and (4) it does not prevent shareholders from making director nominations.

Accordingly, the Board of Directors recommends that the shareholders vote FOR the confirmation of the Advance Notice By-Law.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favor of this resolution constitute a majority of the total votes cast on this resolution. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

PROPOSAL FIVE – SHAREHOLDER RIGHTS PLAN

Overview

On November 10, 2015, the Board adopted a shareholder rights plan (the "Rights Plan") effective November 10, 2015. The terms of the Rights Plan are contained in a shareholder rights plan agreement (the "Rights Plan Agreement") dated as of November 10, 2015 between the Company and American Stock Transfer & Trust Company, LLC, as rights agent. The Rights Plan is intended to provide the Board with additional time, in the event of an unsolicited take-over bid, to develop and propose alternatives to the bid and negotiate with the bidder, as well as to ensure equal treatment of shareholders in the context of an acquisition of control made other than by way of an offer to all shareholders, and lessen the pressure on shareholders to tender to a bid. The Rights Plan is not intended to prevent a change of control of the Company to the detriment of shareholders. The Rights Plan has not been adopted in response to, or in anticipation of, any known or anticipated take-over bid or proposal to acquire control of the Company.

The Company entered into the Rights Plan Agreement with American Stock Transfer & Trust Company, LLC, as rights agent, to act in connection with the exercise of the rights (the "Rights") issued under the Rights Plan, the issue of certificates evidencing the Rights and other related matters. The TSX has accepted notice of filing of the Rights Plan on the condition that the Rights Plan be ratified by the shareholders within six months of its effective date, which ratification must be evidenced by: (a) a majority of votes cast in favor of the Rights Plan; and (b) a majority of votes cast in favor of the Rights Plan, without giving effect to votes cast by: (i) any shareholder that, directly or indirectly, on its own or in concert with others, holds or exercises control over move than twenty percent (20%) of the outstanding common shares of the Company, if any; and (ii) the associates, affiliates and insiders of shareholders referred to in (i) above. To the knowledge of the Company, no shareholder or shareholders acting jointly or in concert hold or exercise control over move than twenty percent (20%) of the outstanding common shares of the Company.

Recent Amendments to Take-Over Bid Rules

On February 25, 2016, the Canadian Securities Administrators (CSA) published amendments to the take-over bid rules that will take effect in May 2016. The amendments will, among other things, lengthen the minimum bid period for a take-over bid to 105 days, require that all take-over bids meet a minimum tender requirement of more than 50% of the outstanding securities of the class that are subject to the bid excluding securities owned by the offeror, and require a ten day extension after the minimum tender requirement is met. These amendments are consistent with the requirements for a Permitted Bid under the Rights Plan.

The amendments to the take-over bid rules will not provide all of the protections that the Rights Plan provides. In particular, even when the amendments come into force, in the absence of the Rights Plan:

•

a person seeking to acquire control of the Company could enter into agreements with holders of more than 20% of the outstanding common shares irrevocably committing such holders to tender their shares to a take-over bid;

•

a person could accumulate securities through stock exchange acquisitions over time, resulting in the acquisition of control without payment of fair value for control or sharing a controlling interest premium fairly among all shareholders;

•	a small group of large shareholders could dispose of their shares under a private agreement at a premium price not available to other shareholders;
•	it may be possible to engage in transactions outside of Canada without regard to the protections provided by the take-over bid rules.

As the Rights Plan will protect shareholders from such actions, the Board believes that the Rights Plan should remain in place despite the amendments to the take-over bid rules and is recommending that shareholders vote in favor of ratification of the Rights Plan.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Objectives of the Rights Plan

The fundamental objectives of the Rights Plan are to provide adequate time for the Company’s Board of Directors and shareholders to assess an unsolicited take-over bid for the Company, to provide the Board of Directors with sufficient time to explore and develop alternatives for maximizing shareholder value if a take-over Bid is made, and to provide shareholders with an equal opportunity to participate in a take-over bid. Under applicable securities legislation, a take-over bid generally means an offer by a person to acquire voting or equity shares of a company where the shares subject to the offer, together with securities of the company beneficially owned, or over which control or direction is exercised, by that person and anyone acting jointly or in concert with that person, constitutes twenty percent (20%) or more of the then outstanding voting or equity shares of the company.

The Rights Plan also prevents the potential adverse impact of an accumulation of a significant interest in the Company through a creeping bid or private agreement transaction. In the absence of the Rights Plan, a person could acquire in excess of 20% of the outstanding common shares through such transactions, without affording all shareholders the opportunity to sell their shares and receive a control premium.

The Rights Plan encourages a potential acquirer who makes a take-over bid to proceed either by way of a “Permitted Bid” (described below), which requires a take-over bid to satisfy certain minimum standards designed to promote fairness, or with the concurrence of the Company’s Board of Directors. If a take-over bid fails to satisfy these minimum standards and the Rights Plan is not waived by the Board of Directors, the Rights Plan provides that holders of common shares, other than the acquirer, will be able to effectively purchase additional common shares at a fifty percent (50%) discount to the market price, thus exposing the person acquiring shares to substantial dilution of its holdings.

As discussed below, the Board of Directors of the Company recommends the ratification, confirmation and approval by shareholders of the Rights Plan. The Board of Directors is not aware of any pending or threatened take-over bid for the Company.

It is not the intention of the Board of Directors in recommending the ratification and confirmation of the Rights Plan to secure the continuance of the directors or management of the Company, nor to avoid a bid for control of the Company. Through the Permitted Bid mechanism, shareholders could tender to a take-over bid which meets the Permitted Bid criteria without triggering the Rights Plan, regardless of the acceptability of the take-over bid to the Board of Directors.

Furthermore, even in the context of a take-over bid that does not meet the Permitted Bid criteria, the Board of Directors will be bound to consider any take-over bid for common shares of the Company and consider whether to waive application of the Rights Plan in respect of such bid. In discharging that responsibility, the Board of Directors will be obligated to act honestly and in good faith with a view to the best interests of the Company. Further, Canadian securities regulators have concluded in their decisions relating to shareholder rights plans that, generally, the Board of Directors of a company confronted with an unsolicited take-over bid will not be permitted to maintain a shareholder rights plan indefinitely to prevent the successful completion of the bid, but only for so long as the board is actively seeking alternatives to the bid and there is a reasonable possibility that, given additional time, a value maximizing alternative will be developed. The Rights Plan does not preclude any shareholder from utilizing the proxy mechanism of the CBCA, the Company’s governing corporate statute, to promote a change in the management or direction of the Company, and will have no effect on the rights of holders of the Company’s common shares to requisition a meeting of shareholders in accordance with the provisions of applicable legislation.

In recent years, unsolicited bids have been made for a number of Canadian public companies, many of which had shareholder rights plans. The Board of Directors believes that this demonstrates that the existence of a shareholder rights plan does not prevent the making of an unsolicited bid. Further, in a number of these cases, a change of control ultimately occurred at a price in excess of the original bid price. There can be no assurance, however, that the Rights Plan would serve to bring about a similar result.

The Rights Plan is not expected to interfere with the day-to-day operations of the Company. The continuation of the existing outstanding rights and the issuance of additional rights in the future will not in any way alter the financial condition of the Company, impede its business plans, or alter its financial statements. In addition, the Rights Plan is initially not dilutive. However, if a “Flip-in Event” (described below) occurs and the rights separate from the common shares as described below, reported earnings per share and reported cash flow per share on a fully-diluted or non-diluted basis may be affected.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Description of the Rights Plan

The following description of the principal terms and conditions of the Rights Plan is a summary only, is not comprehensive and is qualified in its entirety by reference to the full text of the Rights Plan Agreement. A copy of the Rights Plan Agreement is attached as Exhibit B and is also available on SEDAR at www.sedar.com.

Term
The Rights Plan is in effect from and after November 10, 2015 with a record date for the issuance of the Rights of November 23, 2015. If the Rights Plan is ratified by shareholders at the Meeting, then the Rights Plan and any outstanding Rights will continue in effect until the third annual meeting of shareholders of the Company following the Meeting. If the Rights Plan is not ratified by shareholders at the Meeting, then the Rights Plan Agreement will be of no further force or effect and all Rights issued thereunder will be void from the termination of such meeting.

Issue of Rights
The Company has issued one Right in respect of each common share to holders of record as at the Record Time. One Right will be issued in respect of each common share issued after the Record Time and prior to the earlier of the Separation Time (as defined below) and the Expiration Time (as defined in the Rights Plan Agreement).

Exercise of Rights
The Rights are not exercisable initially. The Rights will separate from the common shares and become exercisable at the close of business on the tenth business day after the earliest of (i) the first public announcement of facts indicating that any person has acquired Beneficial Ownership (as defined in the Rights Plan Agreement) of 20% or more of the common shares; (ii) the date of commencement of, or first public announcement of the intent of any person to make, a take-over bid that would result in such person Beneficially Owning 20% or more of the common shares (other than a Permitted Bid or a Competing Permitted Bid (each as defined in the Rights Plan Agreement)); and (iii) the date upon which a Permitted Bid or Competing Permitted Bid ceases to be such, or such later date as the Board may determine (in any such case, the "Separation Time"). After the Separation Time, but prior to the occurrence of a Flip-in Event (as defined below), each Right may be exercised to purchase one common share at an exercise price per Right (the "Exercise Price") equal to five times the market price of the common shares as at the Separation Time. The exercise price payable and the number of securities issuable upon the exercise of the Rights are subject to adjustment from time to time upon the occurrence of certain corporate events affecting the common shares.

Flip-in Event
Subject to certain exceptions (as discussed below), upon the acquisition by any person (an "Acquiring Person") of Beneficial Ownership of 20% or more of the common shares (a "Flip-in Event") and following the Separation Time, each Right, other than Rights Beneficially Owned by an Acquiring Person, its affiliates and associates, their respective joint actors and certain transferees, may be exercised to purchase that number of common shares which have an aggregate market value equal to two times the Exercise Price of the Rights for an amount in cash equal to the Exercise Price. Rights beneficially owned by an Acquiring Person, its affiliates and associates, their respective joint actors and certain transferees will be void.

Certificates and Transferability
Prior to the Separation Time, certificates for common shares will also evidence one Right for each common share represented by the certificate. Certificates issued after the Record Time, but prior to the earlier of the Separation Time and the Expiration Time, will bear a legend to this effect. Prior to the Separation Time, Rights will not be transferable separately from the associated common shares. From and after the Separation Time, the Rights will be evidenced by Rights certificates which will be transferable and trade separately from the common shares.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Permitted Bids
The Rights Plan will not be triggered by a Permitted Bid or Competing Permitted Bid. A Permitted Bid is one that: (i) is made by means of a take-over bid circular; (ii) is made to all holders of common shares; (iii) is open for at least 60 days or such longer period as may be prescribed as the minimum deposit period under applicable Canadian law; (iv) contains an irrevocable condition that no common shares will be taken up and paid for until more than 50% of the common shares held by the independent shareholders of the Company have been tendered and not withdrawn; (v) contains an irrevocable condition that common shares may be deposited at any time and withdrawn until they are taken up and paid for; and (vi) contains an irrevocable provision that, if 50% of the common shares held by the independent shareholders of the Company are tendered, the bidder will make an announcement to that effect and keep the bid open for at least 10 more business days.

Acquiring Person
In general, an Acquiring Person is a person who Beneficially Owns 20% or more of the outstanding common shares. Excluded from the definition of "Acquiring Person" are (i) the Company and its subsidiaries; (ii) an underwriter or member of a banking or selling group that acquires common shares in connection with a distribution by the Company of securities pursuant to a prospectus or by way of a private placement; and (iii) any person who becomes the Beneficial Owner of 20% or more of the outstanding common shares as a result of one or more or any combination of a Permitted Bid Acquisition, an Exempt Acquisition, a Pro-Rata Acquisition, a Convertible Security Acquisition or an acquisition, redemption or cancellation by the Company of common shares. The definitions of a "Permitted Bid Acquisition", "Exempt Acquisition", "Pro-Rata Acquisition" and "Convertible Security Acquisition" are set out in the Rights Plan. However, in general:

(a)     a "Permitted Bid Acquisition" means an acquisition of common shares made pursuant to a Permitted Bid or a Competing Permitted Bid;

(b)     an "Exempt Acquisition" means an acquisition of common shares or convertible securities: (i) in respect of which the Board has waived the application of the Rights Plan; or (ii) made as an intermediate step in a series of related transactions in connection with an acquisition by the Company or its subsidiaries of a person or assets, provided that the person who acquires such common shares distributes or is deemed to distribute such common shares to its securityholders within 10 business days of the completion of such acquisition, and following such distribution no Person has become the Beneficial Owner of 20% or more of the Company’s then outstanding common shares;

(c)     a "Convertible Security Acquisition" means an acquisition of common shares upon the exercise of convertible securities received by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro-Rata Acquisition; and

(d)     a "Pro-Rata Acquisition" means an acquisition by a person of common shares or convertible securities: (i) as a result of a stock dividend, a stock split or other event pursuant to which such person receives or acquires common shares or convertible securities on the same pro-rata basis as all other holders of securities of the particular class, classes or series; (ii) pursuant to a regular dividend reinvestment plan or other plan made available by the Company to holders of all of its common shares where such plan permits the holder to direct that the dividends paid in respect of such common shares be applied to the purchase from the Company of further securities of the Company; (iii) pursuant to the receipt and/or exercise by the person of rights (other than the Rights) issued by the Company on a pro-rata basis to all of the holders of a class or series of common shares to subscribe for or purchase common shares or convertible securities, provided that such rights are acquired directly from the Company and not from any other person, and provided that the person does not thereby Beneficially Own a greater percentage of the common shares than the percentage of common shares Beneficially Owned by such person immediately prior to such acquisition; or (iv) pursuant to a distribution by the Company of common shares, or securities convertible into or exchangeable for common shares (and the conversion or exchange of such convertible or exchangeable securities) made pursuant to a prospectus or by way of private placement by the Company provided that such person does not thereby Beneficially Own a greater percentage of common shares so offered than the percentage of common shares Beneficially Owned by such person immediately prior to such acquisition.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Additionally, the Rights Plan provides that a person (a "Grandfathered Person") who is the Beneficial Owner of 20% or more of the outstanding common shares as at November 10, 2015 shall not be an Acquiring Person. This exception shall not, and shall cease to, apply if after the November 10, 2015 the Grandfathered Person: (i) ceases to own 20% or more of the outstanding common shares; or (ii) becomes the Beneficial Owner of more than 1% of the number of outstanding common shares then outstanding in addition to those common shares such Person already holds (other than pursuant to one or more or any combination of a Permitted Bid Acquisition, an Exempt Acquisition, a Pro-Rata Acquisition, a Convertible Security Acquisition or an acquisition, redemption or cancellation by the Company of common shares). The Company is not aware of any person who owned 20% or more of the common shares as at November 10, 2015.

Redemption and Waiver
At any time prior to the occurrence of a Flip-in Event, the Board may redeem the Rights at a redemption price of $0.00001 per Right with the prior approval of the holders of common shares or Rights. The Board will be deemed to have elected to redeem the Rights if a person, who has made a Permitted Bid, a Competing Permitted Bid or a take-over bid in respect of which the Separation Time has occurred and in respect of which the Board has waived the application of the Rights Plan, takes up and pays for common shares pursuant to the terms and conditions of such Permitted Bid, Competing Permitted Bid or take-over bid.

At any time prior to the occurrence of a Flip-in Event and with the prior approval of the holders of common shares or Rights, the Board may waive the flip-in provisions where a Flip-in Event would occur by reason of an acquisition of common shares otherwise than pursuant to a take-over bid made by means of a take-over bid circular to all holders of record of common shares.

If the provisions of the Rights Plan that apply upon the occurrence of a Flip-in Event are waived in respect of a take-over bid made by means of a take-over bid circular to all holders of record of common shares, then the provisions of the Rights Plan that apply upon the occurrence of a Flip-in Event will also be deemed to be waived in respect of any other Flip-in Event occurring by reason of any take-over bid made by any other offeror by means of a take-over bid circular to all holders of record of common shares prior to the expiry of any take-over bid in respect of which a waiver is, or is deemed to have been, granted.

In addition, the operation of the Rights Plan may be waived where a person has inadvertently become an Acquiring Person and has reduced its Beneficial Ownership of common shares such that it is no longer an Acquiring Person.

Amendment of the Rights Plan
The Board may amend the Rights Plan in the period (up to six months) before the Rights Plan is initially approved by the shareholders of the Company (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Thereafter, amendments, other than those required to correct clerical or typographical errors or to maintain the validity of the Rights Plan as a result of a change of law, require shareholder approval.

Shareholder Approval

At the Meeting, shareholders will be asked to consider and, if deemed advisable, approve the following ordinary resolution to approve the Rights Plan: “BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS OF SUNOPTA INC. (the “Company”) THAT:

1.     the shareholder rights agreement dated November 10, 2015 between the Company and American Stock Transfer & Trust Company, LLC, as rights agent is hereby ratified and confirmed; and

2.     any director or officer of the Company is hereby authorized to take all such steps, actions and proceedings and to sign, execute and deliver all such documents that such director or officer may, in his or her discretion, determine to be necessary or desirable in order to give full force and effect to the intent and purpose of this resolution.”

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Recommendation of the Board of Directors; Vote Required

For the reasons indicated above, the Board of Directors of the Corporation believes that the approval of the Rights Plan is in the best interests of the Company and its shareholders and, accordingly, recommends that the shareholders vote FOR the ratification and confirmation of the Rights Plan.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favor of this resolution constitute (a) a majority of votes cast in favor of the Rights Plan; and (b) a majority of votes cast in favor of the Rights Plan, without giving effect to votes cast: (i) by any shareholder that, directly or indirectly, on its own or in concert with others, holds or exercises control over move than twenty percent (20%) of the outstanding common shares of the Company, if any; and (ii) by the associates, affiliates and insiders of shareholders referred to in (i) above. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

PROPOSAL SIX – RE-APPROVAL AND AMENDMENT OF THE

2013 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES

Overview

The Company’s 2013 Stock Incentive Plan (the “2013 Plan”) was originally approved by shareholders in May 2013. The Board reviewed the 2013 Plan and determined that the current number of available common shares under the 2013 Plan is insufficient to meet the Company’s objectives with respect to its ability to attract and retain talented individuals on a going-forward basis. As a result, on February 29, 2016 the Board of Directors adopted, subject to shareholder and Toronto Stock Exchange approvals, an amendment to the 2013 Plan to increase the maximum number of common shares that can be issued under the 2013 Plan as incentive stock options by 1,750,000, so that the total number of common shares reserved for purposes of the 2013 Plan is 3,000,000. The Board believes that increasing the number of common shares available for equity incentives is necessary to allow the Company to continue to utilize equity-based compensation awards to retain and attract the services of key individuals essential to the Company’s growth and success. The Board also believes equity incentives enable participants to share in the Company’s future success.

We are asking our shareholders to approve an amendment to the 2013 Plan to increase the amount of common shares available for issuance under the 2013 Plan as incentive stock options from 1,250,000 to 3,000,000 common shares, an increase of 1,750,000 common shares. Shareholder approval of this proposal will also constitute re-approval of the per-employee limits on grants of options, stock appreciation rights and performance-based awards under the 2013 Plan and the list of objective business measures upon which performance-based awards may be based. This re-approval is required every five years for continued compliance with regulations under Section 162(m) of the Internal Revenue Code. See “U.S. Tax Consequences.”

The complete text of the 2013 Plan, as amended (the “Amended 2013 Plan”), is attached to this Proxy Statement as Exhibit C, marked to show the adopted amendments.

Description of the Amended 2013 Plan

Eligibility. All employees, officers and directors of the Company and its subsidiaries are eligible for selection for participation in the Amended 2013 Plan.

Administration. The Amended 2013 Plan will be administered by the Compensation Committee of the Board (herein the “Committee”). The Committee may promulgate rules and regulations for the operation of the Amended 2013 Plan and related agreements and generally will supervise the administration of the Amended 2013 Plan. The Committee will determine the individuals to whom awards are made under the Amended 2013 Plan, the type of awards, the amount of the awards and the other terms and conditions of the awards. The Committee may also accelerate any exercise date, waive or modify any restriction with respect to an award or extend any exercise period.

Types of Awards. The Amended 2013 Plan permits the Committee to grant a variety of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and performance-based awards.

Shares Reserved for the Amended 2013 Plan. A total of 3,000,000 shares, plus any shares available for grant under the Company’s 2002 Stock Option Plan (the “Prior Plan”) and any additional shares that become available for re-grant under the Prior Plan due to the cancelation or expiration of stock options, are reserved for issuance under the Amended 2013 Plan. Only 750,000 common shares may be awarded as full value performance-based awards or other stock awards.

Duration of the Amended 2013 Plan; Amendments. The Amended 2013 Plan will continue until all shares available for issuance under the Amended 2013 Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors has the power to suspend, terminate, modify or amend the Amended 2013 Plan at any time, except that shareholder approval is required to add additional shares to the Amended 2013 Plan, increase the number of shares that can be issued as full value performance-based awards or other stock awards or amend the provision prohibiting option re-pricing. Except in connection with a change in capital structure or certain transactions, however, no change in an award already granted shall be made without the written consent of the award holder if the change would adversely affect the holder.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Stock Options. The Committee may grant stock options to eligible individuals under the Amended 2013 Plan. No employee may be granted options or stock appreciation rights for more than an aggregate of 750,000 common shares in any fiscal year. The Committee will determine the individuals to whom options will be granted, the exercise price of each option, the number of shares to be covered by each option, the period of each option, the times at which each option may be exercised, and whether each option is an Incentive Stock Option (intended to meet all of the requirements of an Incentive Stock Option as defined in Section 422 of the U.S. Internal Revenue Code (the “U.S. Code”)) or a non-statutory stock option. The exercise price of each option may not be less than 100% of the fair market value of the underlying shares on the date of grant, except that if a grantee of an Incentive Stock Option at the time of grant owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the fair market value of the underlying shares on the date of grant. For purposes of determining the exercise price of options granted under the Amended 2013 Plan, the fair market value of the common shares will be deemed to be the closing price of the common shares as reported by NASDAQ, or such other reported value of the common shares as shall be specified by the Committee, on the date of grant. No monetary consideration will be paid to the Company upon the granting of options.

Options may be granted for varying periods established at the time of grant. Incentive Stock Options are nontransferable except in the event of the death of the holder. The Committee has discretion to allow non-statutory stock options to be transferred to immediate family members of the optionee, subject to certain limitations. Options will be exercisable in accordance with the terms of an option agreement entered into at the time of the grant. In the event of the death or other termination of an optionee’s employment with the Company, the Amended 2013 Plan provides that, unless otherwise determined by the Committee, the optionee’s options may be exercised for specified periods thereafter (12 months in the case of termination by reason of death or disability and 30 days in the case of termination for any other reason). The Amended 2013 Plan also provides that upon any termination of employment, the Committee may extend the exercise period for any period up to the expiration date of the option and may increase the portion of the option that is exercisable.

The purchase price for shares purchased pursuant to the exercise of options must be paid in cash or, with the consent of the Committee, in whole or in part in common shares. With the consent of the Committee, an optionee may request the Company to withhold shares from the exercise to cover required tax withholding or to satisfy the exercise price. Upon the exercise of an option, the number of shares subject to the option and the number of shares available for issuance under the Amended 2013 Plan will be reduced by the number of shares issued upon exercise of the option plus the number of shares, if any, withheld upon exercise to satisfy the exercise price or required tax withholding. Option shares that are not purchased prior to the expiration, termination or cancellation of the related option will become available for future awards under the Amended 2013 Plan.

Re-pricing Prohibition. The Amended 2013 Plan provides that, unless shareholder approval is obtained, no stock option may be (1) amended to reduce the exercise price, or (2) canceled in exchange for cash, another award or any other consideration at a time when the exercise price of the option exceeds the fair market value of the common shares.

Stock Appreciation Rights. The Committee may grant stock appreciation rights (“SARs”) to eligible individuals under the Amended 2013 Plan. SARs may, but need not, be granted in connection with an option. A SAR gives the holder the right to payment from the Company of an amount equal in value to the excess of the fair market value on the date of exercise of one common share over its fair market value on the date of grant (or, if granted in connection with an option, the exercise price per share under the option to which the SAR relates), multiplied by the number of shares covered by the portion of the SAR or option that is surrendered. The fair market value of the common shares on the date of exercise will be deemed to be the closing price of the common shares as reported by NASDAQ, or such other reported value of the common shares as shall be specified by the Committee, on the date of exercise, or if such date is not a trading day, then on the immediately preceding trading day. A SAR holder will not pay the Company any cash consideration upon either the grant or exercise of a SAR, except for tax withholding amounts upon exercise.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

A SAR is exercisable only at the time or times established by the Committee. If a SAR is granted in connection with an option, it is exercisable only to the extent and on the same conditions that the related option is exercisable. Payment by the Company upon exercise of a SAR may be made in common shares valued at fair market value, or in cash, or partly in stock and partly in cash, as determined by the Committee. If a SAR is not exercised prior to the expiration, termination or cancellation of the SAR, the unissued shares subject to the SAR will become available for future awards under the Amended 2013 Plan. Upon the exercise of a SAR for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares covered by the SAR. Cash payments for SARs will not reduce the number of shares available for awards under the Amended 2013 Plan.

Stock Awards, including Restricted Stock and Restricted Stock Units. The Committee may grant common shares to eligible individuals as stock awards under the Amended 2013 Plan. The Committee will determine the individuals to receive stock awards, the number of shares to be awarded, the time of the award and any consideration to be paid by the participant. Generally, no cash consideration (other than required tax withholding) will be paid by award recipients to the Company in connection with stock awards. Stock awards shall be subject to the terms, conditions and restrictions determined by the Committee. Restrictions may include restrictions concerning transferability, forfeiture of the shares issued, or such other restrictions as the Committee may determine. Stock awards subject to restrictions may be either restricted stock awards under which shares are issued immediately upon grant subject to forfeiture if vesting conditions are not satisfied, or restricted stock unit awards under which shares are not issued until after vesting conditions are satisfied. Upon the issuance of shares under a stock award, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

Performance-Based Awards. The Committee may grant performance-based awards, payable in stock or cash as determined by the Committee. All or part of the common shares subject to the awards will be earned (or cash will be paid) if performance targets established by the Committee for the period covered by the award are met and the recipient satisfies any other requirements established by the Committee. The performance targets may be expressed as one or more targeted levels of performance with respect to one or more of the following objective measures with respect to the Company or any subsidiary, division or other unit of the Company: earnings, earnings per share, stock price increase, total shareholder return (stock price increase plus dividends), return on equity, return on assets, return on capital, economic value added, revenues, operating income, inventories, inventory turns, cash flows, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, restructuring or other special charges. Performance-based awards may be made as awards of restricted shares subject to forfeiture if performance goals are not satisfied, awards under which shares are not issued until the performance conditions are satisfied or as cash-based awards. No recipient may be granted in any fiscal year performance-based awards under which the maximum number of shares that may be issued exceeds 275,000 shares or the maximum dollar amount that may be paid exceeds $3,000,000. The payment of a performance-based award in cash shall not reduce the number of common shares reserved for issuance under the Amended 2013 Plan. The number of common shares reserved for issuance under the Amended 2013 Plan will be reduced by the number of shares issued upon payment of an award. The number of shares issued pursuant to stock awards and performance-based awards that are forfeited to the Company or withheld to satisfy tax withholding obligations will become available for future grants under the Amended 2013 Plan.

Corporate Mergers. The Committee may make awards under the Amended 2013 Plan that have terms and conditions that vary from those specified in the Amended 2013 Plan when such awards are granted in substitution for, or in connection with the assumption of, existing awards made by another corporation and assumed or otherwise agreed to be provided for by the Company in connection with a corporate merger or other similar transaction to which the Company or an affiliated Company is a party.

Changes in Capital Structure. The Amended 2013 Plan provides that if the outstanding common shares of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, appropriate adjustment will be made by the Board of Directors in the number and kind of shares available for grants under the Amended 2013 Plan and in all other share amounts set forth in the Amended 2013 Plan.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

U.S. Tax Consequences

Certain options authorized to be granted under the Amended 2013 Plan are intended to qualify as “Incentive Stock Options” for U.S. federal income tax purposes. Under U.S. federal income tax law in effect as of the date of this Proxy Statement, an optionee will recognize no regular income upon grant or exercise of an Incentive Stock Option. The amount by which the market value of shares issued upon exercise of an Incentive Stock Option exceeds the exercise price, however, is included in the optionee’s alternative minimum taxable income and may, under certain conditions, be taxed under the alternative minimum tax. If an optionee exercises an Incentive Stock Option and does not dispose of any of the shares thereby acquired within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an optionee disposes of shares acquired upon exercise of an Incentive Stock Option before the expiration of either the one-year holding period or the two-year holding period specified in the foregoing sentence (a “disqualifying disposition”), the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price or (ii) the excess of the fair market value of the shares on the date of disposition over the option price. Any additional gain realized upon the disqualifying disposition will constitute capital gain. The Company will not be allowed any deduction for federal income tax purposes at either the time of grant or the time of exercise of an Incentive Stock Option. Upon any disqualifying disposition by an optionee, the Company will generally be entitled to a deduction to the extent the optionee realizes ordinary income.

Certain options authorized to be granted under the Amended 2013 Plan will be treated as non-statutory stock options for U.S. federal income tax purposes. Under U.S. federal income tax law in effect as of the date of this Proxy Statement, no income is generally realized by the grantee of a non-statutory stock option until the option is exercised. At the time of exercise of a non-statutory stock option, the optionee will realize ordinary income, and the Company will generally be entitled to a deduction, in the amount by which the fair market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company is required to withhold income taxes on such income if the optionee is an employee. Upon the sale of shares acquired upon exercise of a non-statutory stock option and held for the applicable capital gains holding period, the optionee will realize capital gain or loss equal to the difference between the amount realized from the sale and the fair market value of the shares on the date of exercise.

An individual who receives stock under the Amended 2013 Plan will generally realize ordinary income under U.S. federal tax law at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the U.S. Code. Absent an election under Section 83(b), an individual who receives shares that are not substantially vested will realize ordinary income in each year in which a portion of the shares substantially vests. The amount of ordinary income recognized in any such year will be the fair market value of the shares that substantially vest in that year less any consideration paid for the shares. The Company will generally be entitled to a deduction in the amount includable as ordinary income by the recipient at the same time or times as the recipient recognizes ordinary income with respect to the shares. The Company is required to withhold income taxes on such income if the recipient is an employee.

Section 162(m) of the U.S. Code limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to certain of its most highly compensated executive officers in any year. Under IRS regulations, compensation received through the exercise of an option or stock appreciation right will not be subject to the $1,000,000 limit if the option or stock appreciation right and the plan pursuant to which it is granted meet certain requirements. One requirement is shareholder approval at least once every five years of a per-employee limit on the number of shares as to which options and stock appreciation rights may be granted. Approval of this Proposal Six will constitute re-approval of the per employee limit under the Amended 2013 Plan. Other requirements are that the option or stock appreciation right be granted by a committee of at least two outside directors and that the exercise price of the option or stock appreciation right be not less than fair market value of the common shares on the date of grant. The Company believes that the Amended 2013 Plan is in compliance with all of the above requirements and, subject to approval of this proposal, any compensation received on exercise of options and stock appreciation rights granted under the Amended 2013 Plan will continue to be exempt from the $1,000,000 deduction limit.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Under IRS regulations, compensation received through a performance-based award will not be subject to the $1,000,000 limit under Section 162(m) of the U.S. Code if the performance-based award and the plan meet certain requirements. One of these requirements is shareholder approval of the performance criteria upon which award payouts may be based and the maximum amount payable under awards, both of which are set forth in Section 9 of the Amended 2013 Plan. Other requirements are that objective performance goals and the amounts payable upon achievement of the goals be established by a committee of at least two outside directors and that no discretion be retained to increase the amount payable under the awards. The Company believes that the Amended 2013 Plan is in compliance with all of the above requirements and, subject to approval of this proposal, any compensation received on vesting of performance-based awards granted under the Amended 2013 Plan will be exempt from the $1,000,000 deduction limit.

2013 Plan Benefits

Information regarding stock options and PSUs granted in fiscal 2015 to NEOs under the 2013 Plan is set forth in “Grants of Plan-Based Awards during 2015” above. Information regarding RSUs granted in fiscal 2015 to non-employee directors under the 2013 Plan is set forth in “2015 Director Compensation” above. Stock options and PSUs for a total of 188,700 shares were granted under the 2013 Plan in fiscal 2015 to all executive officers as a group. Stock options for a total of 425,250 shares were granted under the 2013 Plan in fiscal 2015 to employees who are not executive officers.

The following table sets forth the total benefits allocated under the 2013 Plan in fiscal 2015.

Number of
Name and Position	Units(#)(1)

Hendrik Jacobs, President and CEO	102,965
Steven Bromley, Former CEO and Vice-Chair	56,965
Robert McKeracher, Vice President and Chief Financial Officer	34,133
John Ruelle, Chief Administrative Officer and Senior Vice President	37,705
Gerard Versteegh, President, International Sourcing and Supply	24,303
Daniel Turney, Senior Vice President, Operations	19,795
All current executive officers as a group	188,700
All current non-employee directors as a group	64,487
All employees and consultants, including current officers who are not executive officers, as a group	425,250
Total Units Granted in Fiscal 2015	954,303

(1)	All units were granted at an exercise price per share equal to the fair market value on the date of the grant.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Equity Compensation Plan Information

The following table provides information as of January 2, 2016 with respect to our common shares that may be issued under existing equity compensation plans.

Number of
Securities
Remaining
	Number of		Available for
	Securities to be	Weighted-	Future Issuance
	Issued Upon	Average Exercise	Under Equity
	Exercise of	Price of	Compensation
	Outstanding	Outstanding	Plans (Excluding
	Options,	Options,	Securities
	Warrants, and	Warrants and	Reflected in
	Rights	Rights	Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders:
Stock incentive plans	3,482,392	$7.42	1,162,664
Employee share purchase plan	N/A	N/A	1,256,801
Total	3,482,392	$7.42	2,419,465

Shareholder Approval

At the Meeting, shareholders will be asked to consider and, if deemed advisable, approve the following resolution to approve the amendment to the 2013 Plan:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS OF SUNOPTA INC. (the “Company”) THAT:

1.

The amendment to the SunOpta Inc. 2013 Stock Incentive Plan (the “2013 Plan”) to increase the maximum number of common shares that can be issued under the 2013 Plan as incentive stock options by 1,750,000 shares, so that the total number of shares reserved for purposes of the 2013 Plan is 3,000,000 common shares is hereby approved, ratified and confirmed, and the 2013 Plan, as amended is hereby re-approved, ratified and confirmed in all respects;

2.	The Company is hereby authorized to file the amended 2013 Plan with the Toronto Stock Exchange and make any revisions to the text of the 2013 Plan if and as required by the Toronto Stock Exchange; and

3.

Any director or officer of the Company is hereby authorized to take all such steps, actions and proceedings and to sign, execute and deliver all such documents that such director or officer may, in his or her discretion, determine to be necessary or desirable in order to give full force and effect to the intent and purpose of this resolution.”

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR re-approval and amendment of the 2013 Plan.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favor of this resolution constitute a majority of the total votes cast on this resolution. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH INSIDERS AND RELATED PERSONS

The Audit Committee reviews any material transactions in which we are or will be a participant and in which any of our 5% shareholders, directors or executive officers, or any of their immediate family members, has a direct or an indirect material interest. After its review the Audit Committee will only approve or ratify those transactions that the Audit Committee determines are in, or are not inconsistent with, our best interests and the Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on us or the related person in connection with approval of the transaction.

No informed person (as such term is defined in National Instrument 51-102 of the CSA), any proposed director of the Company or any associate or affiliate of the foregoing or any related person (as such term is defined in Item 404(a) of Regulation S-K) has or will have any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed fiscal year or in any currently proposed transaction in which the Company was or is to be a participant and the amount involved exceeds $120,000 or which otherwise has materially affected or would materially affect the Company or any of its subsidiaries, except as noted below:

•

On February 1, 2007, Mr. Kendall stepped down as the CEO of the Company but he will remain a member of the Board of Directors until the date of the Meeting. Pursuant to a Retiring Allowance Agreement dated March 8, 2011, Mr. Kendall is entitled to receive Cdn $50,000 per annum until February 25, 2015 and Cdn $25,000 per annum thereafter until February 25, 2020. Subsequent to 2012, Mr. Kendall is no longer required to provide services to the Company although payments will continue under the contract. In the event that Mr. Kendall passes away before February 26, 2020, any remaining amount payable under the contract will be paid to his estate until February 26, 2020.

•

On July 6, 2015, Mr. Bromley and the Company agreed Mr. Bromley would cease to serve as CEO and transition to Vice Chair on October 1, 2015 and then separate from the Company on December 31, 2015. Based upon Mr. Bromley’s Separation Agreement he will receive a severance total of $1,211,313 (Cdn $1,548,918) to be paid over a period of thirty six months commencing January 8, 2016, and continuation of medical and dental insurance benefits for 24 months. Mr. Bromley’s stock options and performance share units will continue to vest during this period. Mr. Bromley is required to provide consultative services as requested during the thirty-six month period.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

EXECUTIVE OFFICERS

Hendrik Jacobs (Age 55) was promoted from President and Chief Operating Officer to President and CEO on October 1, 2015. Mr. Jacobs joined the Company in August 2012 and brings over 20 years of international sales, marketing, innovation, strategic development and general management experience to this role. Over the previous 11 years Mr. Jacobs held a number of progressively responsible positions with Tetra Pak, the world’s leading supplier of equipment and materials for the processing and packaging of liquid food products, with revenues of approximately $12 billion in 165 markets worldwide. In his last position with Tetra Pak, Mr. Jacobs served as Cluster Vice President for North Europe with responsibility for the United Kingdom, Ireland, Scandinavia and the Baltic States. Prior to this role, he served as Managing Director Benelux with responsibility for the Netherlands, Belgium and Luxemburg, as Vice President of Strategy and Planning with responsibility for setting long term technology and product development strategies, and as Vice President of Sales for TetraPak USA. Prior to joining Tetra Pak Mr. Jacobs held a number of international sales, marketing and general management positions with PepsiCo, Royal Dutch Ahold and the Coca-Cola Company. Mr. Jacobs holds a Masters of Business Administration degree from the American Graduate School of International Management and a Bachelor of Business Administration from Oregon State University. Mr. Jacobs serves on the SunOpta Board of Directors as of October 1, 2015 and is a Director of most of the Company’s subsidiaries.

Robert McKeracher (Age 39) serves as Vice President and Chief Financial Officer of the Company overseeing all financial reporting, compliance and corporate treasury activities. He previously served as Vice President of Financial Reporting for SunOpta from June 2008 until October 2011, and as Director of Financial Reporting from August 2007 to June 2008. Prior to joining the Company, Mr. McKeracher was the Manager of Business Planning and Treasury at Magna Entertainment Corp. from May 2003 to August 2007, after spending four years in public accounting in the assurance and business advisory practice at PricewaterhouseCoopers LLP. Mr. McKeracher is a Chartered Professional Accountant, Chartered Accountant, and holds a Bachelor of Commerce degree from the University of Toronto. In the past five years, Mr. McKeracher has not served on any reporting issuer’s Board of Directors.

John Ruelle (Age 46) was appointed to the position of Chief Administrative Officer and Senior Vice President of Raw Material Sourcing and Supply in January 2015, after serving as Chief Administrative Officer and Senior Vice President of Corporate Development and Secretary since January 2013. On October 1, 2015 Mr. Ruelle also took responsibility for leading the Healthy Snacks platform business within the CPG Segment. From October 2011 to January 2013, Mr. Ruelle served as Vice President and Chief Administrative Officer. Mr. Ruelle joined the Company in November 2007 as Vice President of Finance and Administration and Chief Financial Officer of the SunOpta Grains and Foods Group, the largest operating division of the Company at the time. Mr. Ruelle brought over 15 years of progressive food industry senior leadership experience to the Company with a focus on building foundational structures to achieve aggressive revenue and profitably growth through driving talent management, business processes and strategy linkage. Prior to joining the Company, Mr. Ruelle was Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Corporate Secretary for Restaurant Technologies, Inc. where he was co-founder and managed over 30 Greenfield start-ups. Earlier in his career he held various financial and operational roles with LaserMaster Technologies and was a Certified Public Accountant with Larson Allen, LLP. Mr. Ruelle has a Bachelor of Science degree from St. John’s University. In the past five years, Mr. Ruelle has not served on any reporting issuer’s Board of Directors.

Gerard Versteegh (Age 54) serves as President of International Sourcing and Supply. Mr. Versteegh joined The Company in April 2008 as President and co-founder of Tradin Organic Agriculture. Mr. Versteegh has over 30 years of expertise in the global sourcing, processing and distribution of organic raw materials in a broad range of categories. In the past five years, Mr. Versteegh has not served on any reporting issuer’s Board of Directors.

Daniel Turney (Age 50) serves as Senior Vice President, Operations of the Company. Mr. Turney joined the Company in July 2013. Mr. Turney has brought 26 years of operational and supply chain experience to the Company. Mr. Turney has brought significant food processing industry leadership, technical expertise and supply chain discipline to the Company having grown throughout his career in plant management, supply chain and executive leadership at the likes of Campbell’s, Novartis, Kellogg’s and Laprino Foods. Before joining the Company, Mr. Turney was the Chief Supply Chain Officer at Laprino Foods and prior to 2012 was the VP Global Supply Chain North America for Kellogg Company. Mr Turney holds a Bachelor’s of Science in Bio Chemistry from the University of California and a MBA from the University of Michigan. In the past five years, Mr. Turney has not served on any reporting issuer’s Board of Directors.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Lillian Barlett (Age 53) serves as Vice President of Risk Management and Internal Audit. Ms. Barlett joined the Company in July 2009 as Director of Risk Management and Internal Audit and was promoted to Senior Director of Risk Management and Internal Audit in late-2011. In April 2013, Mrs. Barlett was appointed Vice President of Risk Management and Internal Audit. In the past five years, Ms. Barlett has not served on any reporting issuer’s Board of Directors.

Jill Barnett (Age 42) serves as Vice President, General Counsel and Corporate Secretary and is responsible for the legal affairs of the company. Prior to joining the Company in July 2014, Ms. Barnett spent twelve years as in-house counsel for Best Buy holding various positions and providing legal support to numerous areas of the business, including Best Buy’s global sourcing and exclusive brands business. In the past five years, Ms. Barnett has not served on any reporting issuer’s Board of Directors.

Michelle Coleman (Age 50) serves as Chief Human Resources Officer, having joined the Company in June 2013. Prior to joining the Company, she previously served two years as Global Vice President, HR Components Division for TT Electronics plc, four years as Exec VP HR with Global Ethanol and fifteen years with Honeywell International. In the past five years, Ms. Coleman has not served on any reporting issuer’s Board of Directors.

Joe Davidson (Age 51) serves as Senior Vice President of the Healthy Beverages platform of the Company. Starting with the Company in June 2013, Mr. Davidson brings more than 20 years of experience in the food industry. Previously, Mr. Davidson was the Vice President Sales for Tetra Pak North America, where he worked form January 2005 through June 2013. Mr. Davidson graduated with a MBA from Cornell University. In the past five years, Mr. Davidson has not served on any reporting issuer’s Board of Directors.

James Gratzek (Age 51) serves as Senior Vice President of Research and Development. Starting with the Company in June 2014, Mr. Gratzek brings more than 20 years of food product and process innovation leadership to the Company team. He spent more than 10 years at General Mills, where he focused on new product development, cost and process improvement, and technology development, completing his tenure as a Director of R&D. Prior to General Mills, he worked at Tetra Pak as Aseptic Technology Director and various program leadership roles at Campbell’s. In the past five years, Mr. Gratzek has not served on any reporting issuer’s Board of Directors.

Ed Haft (Age 55) serves as Senior Vice President of Healthy Fruit platform of the Company. Starting at the Company in October 2015 upon the acquisition of Sunrise Growers, Mr. Haft brings more than 30 years of experience in consumer packaged goods and food manufacturing. Mr. Haft previously served as President and CEO of Sunrise Growers, holding the leadership position in the U.S. retail and food service frozen fruit category. Prior to assuming his role with Sunrise Growers in 2004, Mr. Haft spent 18 years with the Sara Lee Corporation, the last six of which as President of their frozen bakery division. In the past five years, Mr. Haft has not served on any reporting issuer’s Board of Directors.

Mike Thyken (Age 54) serves as Chief Information Officer. Starting with the Company in June 2013, Mike brings nearly 30 years of business and information technology leadership to the role. Prior to joining the Company, Mr. Thyken served as Vice President, IT at Merrill Corporation from 2007 to 2013. He has held IT leadership roles in several manufacturing and retail organizations including Select Comfort, Jostens, IBM and Target Corporation. In the past five years, Mr. Thyken has not served on any reporting issuer’s Board of Directors.

[Remainder of page left intentionally blank]

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except insofar as they may be shareholders of the Company or as otherwise disclosed in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of its last completed fiscal year, any proposed nominee for election as a director of the Company or any associate or affiliate of such persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

SHAREHOLDER PROPOSALS FOR 2017 ANNUAL MEETING OF SHAREHOLDERS;
SHAREHOLDER COMMUNICATIONS

The Company’s shareholders may submit proposals on matters appropriate for shareholder action at meetings of shareholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934 and Section 137 of the CBCA. For such proposals to be included in the Company’s proxy materials relating to its 2017 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 and the CBCA must be satisfied and, under the CBCA, such proposals must be received by the Company no later than January 1, 2017. Such proposals should be delivered to SunOpta Inc., Attn: Corporate Secretary, 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7.

Under SEC rules, notice of a nomination for the 2017 Annual Meeting of Shareholders submitted outside the processes of Rule 14a-8 and Section 137 of the CBCA must be received by the Corporate Secretary of the Company at our principal executive offices at least 30 days prior to the date fixed by the Company for its next annual meeting of shareholders as required by the Company's Advance Notice By-Law (unless such meeting is convened on less than 50 days' notice, in which case notice of any such nomination must be provided not later than the tenth (10th) day following public notice of the meeting date). The proxy solicited by the Board for the 2017 Annual Meeting of Shareholders will confer discretionary authority to vote on any proposal or nomination submitted by a shareholder at that meeting with respect to which the Company has received notice after such date.

Shareholders may recommend a person as a nominee for director by writing to the Secretary of the Company. Please see “Corporate Governance—Board Committees—Corporate Governance Committee (Nominating Committee)” in this Proxy Statement for information that each notice of nomination should contain.

Shareholders may communicate with the Board. Communications should be in writing and marked to the attention of the Board of Directors or any of its individual committees, or the Chair of the Board. Any such communications should be delivered to the Company at is principal executive offices located at 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7.

SOLICITATION OF PROXIES

Proxies solicited in connection with this proxy statement are being solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular employees of the Company. None of the officers, directors or employees will be directly compensated for such services. In addition, Kingsdale Shareholder Services has been retained by the Company as our proxy solicitation agent in connection with the solicitation of proxies for the Meeting. The contact information for Kingsdale Shareholder Services is set out on the last page of this Proxy Statement. The Company will pay Kingsdale Shareholder Services a fee of approximately $25,000, plus reasonable out-of-pocket expenses, for these services. Solicitations of proxies may be made personally or by mail, facsimile, telephone, messenger, or e-mail. The Company will bear all proxy solicitation costs, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card, the Notice and any additional solicitation material that the Company may provide to shareholders, as well as the fees of Kingsdale Shareholder Services.

We will request fiduciaries, custodians, brokerage houses and similar parties to forward copies of proxy materials to beneficial owners of the common shares, and we will reimburse these parties for their reasonable and customary charges for expenses of distribution.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

FORM 10-K AND OTHER INFORMATION

The Company will mail without charge, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended January 2, 2016, including the consolidated financial statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”), schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to: SunOpta Inc., Attn: Beth McGillivary, 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7. The Annual Report on Form 10-K and additional information relating to the Company is also available at www.sunopta.com, on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. Financial information is provided in the Company’s comparative financial statements and MD&A for the fiscal year ended January 2, 2016.

OTHER MATTERS

The Board knows of no other matters to be presented for shareholder action at the Meeting. However, if other matters do properly come before the Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

This proxy statement may include “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We do not undertake any obligation to update our forward-looking statements after the date of this report for any reason, even if new information becomes available or other events occur in the future, except as may be required under applicable securities laws. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in our Annual Report on Form 10-K for the year ended January 2, 2016 and in our periodic reports on Form 10-Q and Form 8-K.

Dated this [•] day of March, 2016.

By Order of the Board of Directors

/s/ Rik Jacobs
Rik Jacobs
President and Chief Executive Officer

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

Any questions and requests for assistance may be directed to the
Proxy Solicitation Agent:

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
M5X 1E2
www.kingsdaleshareholder.com

North American Toll Free Phone:

1-877-659-1822

Email: contactus@kingsdaleshareholder.com

Facsimile: 416-867-2271

Toll Free Facsimile: 1-866-545-5580

Outside North America, Banks and Brokers Call Collect: 416-867-2272

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Shareholder Services at 1-877-659-1822 or email contactus@kingsdaleshareholder.com.

EXHIBIT A

SUNOPTA INC.
BY-LAW NUMBER 15

A by-law relating generally to the nomination of individuals for election as directors of SunOpta Inc. (the "Corporation").

BE IT ENACTED AND IT IS HEREBY ENACTED as a by-law of the Corporation as follows:

INTRODUCTION

1.

The purpose of this Advance Notice By-Law (the "By-Law") is to establish the conditions and framework under which holders of record of common shares of the Corporation may exercise their right to submit director nominations by fixing a deadline by which such nominations must be submitted by a shareholder to the Corporation prior to any annual or special meeting of shareholders, including, without limitation, setting forth the information that a shareholder must include in the notice to the Corporation for such notice to be in proper written form.

NOMINATIONS OF DIRECTORS

2.

Subject to the applicable provisions of the Act (as defined below) and the articles of the Corporation, only individuals who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of individuals for election to the board of directors of the Corporation (the "Board") may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors:

	(a)	by or at the direction of the Board, including pursuant to a notice of meeting;

(b)

by or at the direction or request of one or more shareholders pursuant to a "proposal" made in accordance with the applicable provisions of the Act, or a requisition of a shareholders' meeting by one or more shareholders made in accordance with the applicable provisions of the Act; or

	(c)	by any person (a "Nominating Shareholder") who:

(A)

at the close of business on the date of the giving by the Nominating Shareholder of the notice provided for below in this By-Law, and at the close of business on the record date for notice of such meeting, is entered in the securities register of the Corporation as a holder of one or more common shares carrying the right to vote at such meeting or beneficially owns common shares that are entitled to be voted at such meeting; and

(B)	complies with the notice procedures set forth below in this By- Law.

3.

In addition to any other applicable requirements, for a nomination to be validly made by a Nominating Shareholder, the Nominating Shareholder must have given notice thereof that is both timely (in accordance with paragraph 4 below) and in proper written form (in accordance with paragraph 5 below) to the Secretary of the Corporation at the executive office of the Corporation.

4.	To be timely, a Nominating Shareholder's notice to the Secretary of the Corporation must be made:

(a)

in the case of an annual meeting of shareholders (including an annual and special meeting), not less than thirty (30) days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and

(b)

in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

5.	To be in proper written form, a Nominating Shareholder's notice to the Secretary of the Corporation must be in writing and must set forth:

(a) as to each person whom the Nominating Shareholder proposes to nominate for election as a director (each, a "Proposed Nominee"):

(A)	the name, age, business address and residential address of the Proposed Nominee;

(B)	the principal occupation or employment of the Proposed Nominee for the past five years;

(C)	the status of such Proposed Nominee as a "resident Canadian" (as such term is defined in the Act);

(D)

each class or series and number of securities in the capital of the Corporation which are, directly or indirectly, owned beneficially or of record by, or under the control or direction of, the Proposed Nominee and his or her Representatives (as defined below) as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, and the principal amount and the date(s) on which such securities were acquired;

(E)

full particulars regarding any contract, agreement, arrangement, understanding or relationship (collectively, "Arrangements"), including without limitation financial, compensation and indemnity related Arrangements, between the Proposed Nominee or any of his or her Representatives and any Nominating Shareholder or any of its Representatives;

(F)

whether the Proposed Nominee is party to any existing or proposed Arrangement with any competitor of the Corporation (or any of the Corporation's affiliates) or any other third party which may give rise to a real or perceived conflict of interest between the interests of the Corporation or any of the Corporation's affiliates and the interests of the Proposed Nominee; and

(G)

any other information relating to the Proposed Nominee or his or her associates or affiliates that would be required to be disclosed in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws (as defined below), provided that any such additional information, if requested or received, shall be made publicly available to shareholders of the Corporation.

(b)	as to each Nominating Shareholder giving the notice and each beneficial owner, if any, on whose behalf the nomination is made:

(A)

each class or series and number of securities in the capital of the Corporation which are, directly or indirectly, owned beneficially or of record by, or under the control or direction of, such person and its Representatives as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, and the principal amount; and

(B)

any information relating to such person or any of its Representatives that would be required to be disclosed in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws, provided that any such additional information, if requested or received, shall be made publicly available to shareholders of the Corporation.

6.

Unless otherwise specified in this By-Law, all information to be provided in a timely notice pursuant to paragraph 5 above shall be provided as of the date of such notice. If requested by the Corporation, the Nominating Shareholder shall update such information forthwith so that it is true and correct in all material respects as of the record date for the meeting of the shareholder to which such notice relates.

7.

For the avoidance of doubt, the procedures set forth in this By-Law shall be the exclusive means for any person to bring nominations for election to the Board before any annual or special meeting of shareholders of the Corporation. No individual shall be eligible for election as a director of the Corporation unless such person has been nominated in accordance with the provisions of this By-Law; provided, however, that nothing in this By-Law shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter in respect of which such shareholder would have been entitled to submit a proposal pursuant to the provisions of the Act.

8.

Notwithstanding any other provision of this By-Law or any other by-law of the Corporation, any notice or other document or information required to be given to the Secretary of the Corporation pursuant to this By-Law may only be given by personal delivery, facsimile transmission or by e-mail (at such e-mail address as may be stipulated from time to time by the Secretary of the Corporation for purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery to the Secretary at the address of the principal executive office of the Corporation, e-mailed (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received); provided that if such delivery or electronic communication is made on a day which is a not a business day in the Province of Ontario or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the next following day that is a business day in the Province of Ontario.

9.	Notwithstanding any of the foregoing, the Board may, in its sole discretion, waive all or any of the requirements of this By-Law.

10.

The chair of the meeting shall have the duty and the power to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such provisions, to declare that such defective nomination shall be disregarded.

EFFECTIVE DATE

11.

This By-Law was approved and adopted by the Board on November 10, 2015 (the "Effective Date") and is and shall be effective and in full force and effect in accordance with its terms and conditions from and after such date. Notwithstanding the foregoing, if this By-Law is not approved by ordinary resolution of the shareholders of the Corporation present in person or voting by proxy at the next meeting of those shareholders validly held following the Effective Date, then this By-Law shall terminate and be void and of no further force and effect following the termination of such meeting of shareholders.

GOVERNING LAW

12.	This By-Law shall be interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable in that province.

DEFINED TERMS

13.	For purposes of this By-Law:

(a)

"Act" means the Canada Business Corporations Act and the regulations thereunder, as from time to time amended, and every statute that may be substituted therefor and, in the case of such amendment or substitution, any reference in this By-Law shall be read as referring to the amended or substituted provisions therefor;

(b)

"Applicable Securities Laws" means the applicable securities legislation of each relevant province and territory of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of each province and territory of Canada;

(c)

"public announcement" means disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Corporation under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com; and

(d)

"Representatives" of a person means the affiliates and associates of such person, all persons acting jointly or in concert with such person or any of the foregoing, and the affiliates and associates of any of such persons acting jointly or in concert, and "Representative" means any one of them.

PASSED by the directors of the Corporation on November 10, 2015.

EXHIBIT B

SHAREHOLDER RIGHTS PLAN AGREEMENT

November 10, 2015

between

SunOpta Inc.

and

American Stock Transfer & Trust Company, LLC

as Rights Agent

SHAREHOLDER RIGHTS PLAN AGREEMENT

Table of Contents

Page

ARTICLE I INTERPRETATION		2
1.1	Certain Definitions	2
1.2	Holder	14
1.3	Acting Jointly or in Concert	14
1.4	Determination of Percentage Ownership	15
1.5	Application of Statutes, Regulations and Rules	15
1.6	Currency	15
1.7	Headings and References	15
1.8	Singular, Plural, etc.	15
ARTICLE II THE RIGHTS		16
2.1	Issuance and Legend on Common Share Certificates	16
2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights	17
2.3	Adjustments to Exercise Price, Number of Rights	19
2.4	Date on Which Exercise is Effective	25
2.5	Execution, Authentication, Delivery and Dating of Rights Certificates	25
2.6	Registration, Registration of Transfer and Exchange	26
2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates	27
2.8	Persons Deemed Owners	27
2.9	Delivery and Cancellation of Certificates	27
2.10	Agreement of Holders of Rights	28
ARTICLE III ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS		29
3.1	Flip-in Event	29
ARTICLE IV THE RIGHTS AGENT		30
4.1	General	30
4.2	Merger, Amalgamation, Consolidation or Change of Name of Rights Agent	31
4.3	Duties of Rights Agent	31
4.4	Change of Rights Agent	33
4.5	Compliance with Anti-Money Laundering Legislation	34
4.6	Compliance with Privacy Legislation	34
ARTICLE V MISCELLANEOUS		35
5.1	Redemption and Waiver	35
5.2	Expiration	37
5.3	Issuance of New Rights Certificates	37
5.4	Supplements and Amendments	37
5.5	Fractional Rights and Fractional Common Shares	39
5.6	Rights of Action	40
5.7	Holder of Rights Not Deemed a Shareholder	40
5.8	Notice of Proposed Actions	40
5.9	Notices	41
5.10	Costs of Enforcement	42
5.11	Successors	42
5.12	Benefits of this Agreement	42

- i -

5.13	Governing Law	42
5.14	Language	42
5.15	Counterparts	42
5.16	Severability	42
5.17	Determinations and Actions by the Board of Directors	43
5.18	Effective Date and Confirmation of Agreement	43
5.19	Periodic Reconfirmation of Agreement	43
5.20	Declaration as to Non-Canadian and Non-United States Holders	43
5.21	Regulatory Approvals	44
5.22	Time of the Essence	44
EXHIBIT “A” Form of Rights Certificate		1

- ii -

SHAREHOLDER RIGHTS PLAN AGREEMENT

THIS AGREEMENT is made as of November 10, 2015,

B E T W E E N:

SunOpta Inc., a corporation existing under the laws of Canada

(the “Corporation”)

- and -

American Stock Transfer & Trust Company, LLC, a trust company existing under the laws of the State of New York, as rights agent

(the “Rights Agent”)

WHEREAS the directors of the Corporation, in the exercise of their fiduciary duties, have determined that it is advisable and in the best interests of the Corporation to adopt a shareholder rights plan (the “Rights Plan”) to ensure, to the extent possible, that all shareholders of the Corporation are treated fairly in connection with any take-over offer for the Corporation;

AND WHEREAS upon implementation of the Rights Plan, the board of directors of the Corporation (a) authorized and declared a distribution of one right (“Right”) in respect of each Common Share (as hereinafter defined) outstanding as of 5:30 p.m. (Toronto Time) on November 23, 2015 (the “Record Time”) to each holder of record of Common Shares at the Record Time, and (b) authorized the issuance of one Right (subject to adjustment as hereinafter provided) in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined);

AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;

AND WHEREAS the Rights Agent has agreed with the Corporation to act on behalf of the Corporation in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

NOW THEREFORE, in consideration of the premises and respective agreements set forth herein, the parties hereby agree as follows:

ARTICLE I
INTERPRETATION

1.1	Certain Definitions

In this Agreement, unless the context otherwise requires:

“Acquiring Person” means any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares; provided, however, that the term “Acquiring Person” shall not include:

(i)	the Corporation or any Subsidiary of the Corporation;

(ii)

an underwriter or member of a banking or selling group that acquires Voting Shares from the Corporation in connection with a distribution by the Corporation of securities pursuant to a prospectus or by way of a private placement;

(iii)	any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares solely as a result of one or any combination of:

	(A)	a Voting Share Reduction;

	(B)	a Permitted Bid Acquisition;

	(C)	an Exempt Acquisition;

	(D)	a Pro-Rata Acquisition; or

	(E)	a Convertible Security Acquisition,

in each such case, until such time thereafter as such Person shall become the Beneficial Owner (other than pursuant to a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro-Rata Acquisition or a Convertible Security Acquisition, or any combination thereof) of additional Voting Shares constituting more than 1% of the Voting Shares then outstanding, in which event such Person shall become an Acquiring Person as of the date and time of acquisition of such additional Voting Shares;

(iv)

for the period of 10 days after the Disqualification Date (as hereinafter defined), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on subclause (B) of the definition of Beneficial Owner solely because such Person or the Beneficial Owner of such Voting Shares is making or has announced an intention to make a Take-over Bid. In this definition, “Disqualification Date” means the first date of public announcement (which shall, for the purposes of this definition, include, without limitation, a report filed pursuant to Section 5.2(1) of Multilateral Instrument 62-104 – Take-Over Bids and Issuer Bids, Section 102.1 of the Securities Act (Ontario), Section 13(d) of the 1934 Exchange Act or any other applicable securities laws, as amended from time to time and any provision substituted therefor) of facts indicating that such Person has or is making or has announced an intention to make a Take-over Bid alone or by acting jointly or in concert with any other Person; or

(v)

any Person (a “Grandfathered Person”) who is the Beneficial Owner of 20% or more of the Voting Shares determined as at the close of business on November 10, 2015, provided, however, that this exception shall not, and shall cease to, apply if, after November 10, 2015, the Grandfathered Person: (A) ceases to own 20% or more of the outstanding Voting Shares; or (B) becomes the Beneficial Owner of more than 1% of the number of outstanding Voting Shares then outstanding in addition to those Voting Shares such Person already holds (other than pursuant to a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro Rata Acquisition or a Convertible Security Acquisition, or any combination thereof).

“Affiliate”, when used to indicate a relationship with a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person and a body corporate shall be deemed to be an Affiliate of another body corporate if one of them is the Subsidiary of the other or if both are Subsidiaries of the same body corporate or if each of them is controlled by the same Person.

“Associate”, when used to indicate a relationship with a specified Person, means: a spouse of that Person, any Person who resides in the same home as that Person and to whom that Person is married or with whom that Person is living in a conjugal relationship outside marriage, a child of that Person or a relative of that Person if the relative has the same home as that Person.

A Person shall be deemed the “Beneficial Owner” and to have “Beneficial Ownership” of and to “Beneficially Own”:

(i)	any securities of which such Person or any of such Person’s Affiliates or Associates is the owner at law or in equity;

(ii)

any securities of which such Person or any of such Person’s Affiliates or Associates has the right to become the owner at law or in equity (where such right is exercisable immediately or within a period of 60 days, whether or not upon the condition or occurrence of any contingency or the making of one or more payments) upon the exercise of any conversion right, exchange right, purchase right (other than the Rights), warrant, option or pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing, other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities and pledges of securities in the ordinary course of the pledgees business; and

(iii)	any securities that are Beneficially Owned within the meaning of clauses (i) or (ii) of this definition by any other Person with which such Person is acting jointly or in concert;

provided, however, and notwithstanding the foregoing, a Person shall not be deemed the Beneficial Owner of, or to have Beneficial Ownership of, or to Beneficially Own, any security because:

(A)

the holder of such security has agreed to deposit or tender such security to a Take-over Bid made by such Person or any of such Person’s Affiliates or Associates or any other Person referred to in clause (iii) of this definition pursuant to a Permitted Lock-up Agreement or such security has been deposited or tendered pursuant to a Take-over Bid made by such Person or any of such Person’s Affiliates or Associates or made by any other Person acting jointly or in concert with such Person until such deposited or tendered security has been taken up or paid for, whichever shall first occur;

(B)	such Person, any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person holds such security and any of the following applies:

(1)

the ordinary business of such Person (the “Portfolio Manager”) includes the management or administration of investment funds or mutual funds for other Persons (which others, for greater certainty, may include or be limited to one or more employee benefit plans or pension plans of the Corporation or otherwise) and such security is held by the Portfolio Manager in the ordinary course of such business in the performance of the Portfolio Manager’s duties for the account of any other Person (a “Client”) including non-discretionary accounts held on behalf of a Client by a broker or dealer or broker- dealer registered under applicable law;

(2)

such Person (the “Trust Company”) is licensed to carry on the business of a trust company under applicable law and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each, an “Estate Account”) or in relation to other accounts (each, an “Other Account”) and holds such security in the ordinary course of and for the purposes of the activities of such Estate Accounts or for such Other Accounts;

(3)

such Person (the “Statutory Body”) is established by statute for purposes that include, and the ordinary business or activity of such Person includes, the management of investment funds for employee benefit plans, pension plans, insurance plans, or various public bodies and the Statutory Body holds such security in the ordinary course of and for the purposes of its activities as such;

(4)

such Person (the “Plan Administrator”) is the administrator or the trustee of one or more pension funds or plans registered under the laws of Canada or the United States of America or any province or state thereof (each, a “Plan”) or is a Plan and such security is Beneficially Owned or held by the Person in the ordinary course ofand for the purposes of its activities as such; or

(5)	such Person is a Crown agent or agency (“Crown Agent”) in the management of public assets, if such security is held by the Crown for the purposes of its activities in the management of public assets;

provided, however, that in any of the foregoing cases, the Portfolio Manager, the Trust Company, the Statutory Body, the Plan Administrator, the Plan or the Crown Agent, as the case may be, is not then making or has not then announced an intention to make a Take-over Bid, alone or by acting jointly or in concert with any other Person, other than an Offer to Acquire Voting Shares or other securities pursuant to a distribution by the Corporation, a Permitted Bid, a Competing Permitted Bid or by means of ordinary market transactions (including pre-arranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market in respect of securities of the Corporation;

(C)

such Person is a Client of the same Portfolio Manager as another Person on whose account the Portfolio Manager holds such security, or because such Person is an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security or because such Person is a Plan with the same Plan Administrator as another Plan on whose account the Plan Administrator holds such security;

(D)

such Person is a Client of a Portfolio Manager and such security is owned at law or in equity by the Portfolio Manager or because such Person is an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company or such Person is a Plan and such security is owned at law or in equity by the Plan Administrator of such Plan; or

(E)	such Person is the registered holder of securities as a result of carrying on the business, or acting as a nominee, of a securities depositary.

“Board of Directors” means the board of directors for the time being of the Corporation.

“Business Day” means any day other than a Saturday, Sunday or, unless otherwise specified, a day on which chartered banks in New York, New York (or after the Separation Time, the principal office of the Rights Agent in New York, New York) are generally authorized or obligated by law to close.

“Canadian-U.S. Exchange Rate” means, on any date, the inverse of the U.S.-Canadian Exchange Rate.

“Canadian Dollar Equivalent” of any amount which is expressed in United States dollars means, on any date, the Canadian dollar equivalent of such amount determined by reference to the U.S.-Canadian Exchange Rate on such date.

“Close of Business” on any given date means 5:00 p.m. (New York time) on such date, provided, however, that if such date is not a Business Day, “Close of Business” on such date shall mean 5:00 p.m. (New York time) on the next succeeding Business Day.

“Common Shares” means the common shares which the Corporation is authorized to issue, as such shares may be subdivided, consolidated, reclassified or otherwise changed from time to time.

“Competing Permitted Bid” means a Take-over Bid that:

(i)

is made after a Permitted Bid or Competing Permitted Bid has been made and prior to the expiry, termination or withdrawal of that Permitted Bid or Competing Permitted Bid (in this definition, the “Prior Bid”);

(ii)	satisfies all components of the definition of a Permitted Bid other than the requirements set out in clauses (ii)(A), (B) and (D) of that definition; and

(iii)	contains, and the taking up and payment for securities tendered or deposited thereunder are subject to, irrevocable and unqualified conditions that:

(A)

no Voting Shares shall be taken up or paid for pursuant to the Take-over Bid, (x) prior to the Close of Business on a date that is not earlier than the later of 35 days (or such longer period as may be prescribed as the minimum deposit period under applicable Canadian law) after the date of such Take- over Bid and the earliest date on which Voting Shares may be taken up or paid for under any Prior Bid in existence at the date of such Take-over Bid, and (y) then only if, at the time that such Voting Shares are first taken up or paid for, more than 50% of the then outstanding Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(B)

Voting Shares may be deposited pursuant to such Take-over Bid, unless the Take-over Bid is withdrawn, at any time prior to the Close of Business on the date that the Prior Bid described in clause (A) above expires; and

(C)

in the event that the requirements set forth in subclause (iii)(A) of this definition are satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than 10 Business Days from the date of such public announcement, provided always that a Competing Permitted Bid will cease to be a Competing Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition and any acquisitions of Voting Shares made pursuant to such Competing Permitted Bid, including any acquisition of Voting Shares theretofore made, will cease to be a Permitted Bid Acquisition.

“controlled”: a Person shall be deemed to be controlled by another Person or two or more Persons acting jointly or in concert if:

(i)

in the case of a Person that is a body corporate, securities entitled to vote in the election of directors carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or for the benefit of the other Person or two or more Persons acting jointly or in concert and the votes carried by such securities are entitled, if exercised, to elect, appoint or designate a majority of the board of directors of such body corporate; or

(ii)	in the case of a Person that is not a body corporate, more than 50% of the voting or equity interests of such Person are held, directly or indirectly, for the benefit of the Person or Persons,

and “controls”, “controlling” and “under common control with” shall be interpreted accordingly.

“Convertible Securities” means at any time any securities issued by the Corporation from time to time (other than the Rights) carrying any conversion, exercise or exchange right pursuant to which the holder thereof may acquire Voting Shares or other securities which are convertible into or exercisable or exchangeable for Voting Shares.

“Convertible Security Acquisition” means the acquisition of Voting Shares upon the exercise of Convertible Securities received by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro-Rata Acquisition.

“Exempt Acquisition” means a Share acquisition: (i) in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of subsections 5.1(b), (c) or (d) hereof; or (ii) made as an intermediate step in a series of related transactions in connection with an acquisition by the Corporation or its Subsidiaries of a Person or assets, provided that the Person who acquires such Voting Shares distributes or is deemed to distribute such Voting Shares to its securityholders within 10 Business Days of the completion of such acquisition, and following such distribution no Person has become the Beneficial Owner of 20% or more of the Corporation’s then outstanding Voting Shares.

“Exercise Price” means, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall be an aggregate amount equal to the Market Price per Common Share (determined as at the Separation Time) multiplied by five (5).

“Expiration Time” means the earliest of: (i) the Termination Time; and (ii) the Close of Business on the date this Agreement becomes void pursuant to the provisions of Section 5.18 or Section 5.19 hereof.

“Fiduciary” means, when acting in that capacity, a trust company registered under the trust company legislation of Canada or any province thereof, a trust company organized under the laws of any state of the United States, a portfolio manager registered under the securities legislation of one or more provinces of Canada or an investment adviser registered under the United States Investment Advisers Act of 1940, as amended, or any other securities legislation of the United States or any state of the United States.

“Flip-in Event” means a transaction or event that results in a Person becoming an Acquiring Person.

“Independent Shareholders” means all holders of Voting Shares other than: (i) any Acquiring Person; (ii) any Offeror, other than a Person referred to in clause (iii)(B) of the definition of “Beneficial Owner”; (iii) any Affiliate or Associate of any Acquiring Person or Offeror; (iv) any Person acting jointly or in concert with any Person referred to in clauses (i), (ii) or (iii) of this definition; and (v) any employee benefit plan, deferred profit sharing plan, stock participation plan or any other similar plan or trust for the benefit of employees of the Corporation or a wholly-owned Subsidiary of the Corporation, unless the beneficiaries of such plan or trust direct the manner in which such Voting Shares are to be voted or direct whether the Voting Shares are to be tendered to a Take-over Bid.

“Market Price” per security of any securities on any date means the average of the daily closing prices per security of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date (or, if such date is not a Trading Day, on the immediately preceding Trading Day), each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the closing price on such date (or, if such date is not a Trading Day, on the immediately preceding Trading Day). The closing price per security of any securities on any date shall be:

(i)

the closing board lot sale price on such date or, if such price is not available, the average of the closing bid and asked prices per security, as reported by the principal Canadian stock exchange on which such securities are listed or admitted to trading, or if for any reason neither of such prices is available on such day or the securities are not listed or admitted to trading on a Canadian stock exchange, the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for such securities as reported by such other securities exchange on which such securities are listed or admitted for trading;

(ii)

if, for any reason, none of such prices is available on such date or the securities are not listed or admitted to trading on a Canadian stock exchange or other securities exchange, the last sale price, or in case no sale takes place on such date, the average of the high bid and low asked prices for such securities in the over-the-counter market, as quoted by any reporting system then in use (as selected by the Board of Directors); or

(iii)

if the securities are not listed or admitted to trading as contemplated in clauses (i) or (ii) above, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors;

provided, however, that if on any such date the closing price per security cannot be determined in accordance with the foregoing, the closing price per security of such securities on such date shall mean the fair value per security of such securities on such date as determined by the Board of Directors, after consultation with an internationally recognized investment banking firm as to the fair value per security of such securities. The Market Price shall be expressed in Canadian dollars and if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in United States dollars, such amount shall be translated into Canadian dollars at the Canadian Dollar Equivalent thereof.

“Offer to Acquire” includes:

(i)	an offer to purchase or a solicitation of an offer to sell; and

(ii)	an acceptance of an offer to sell, whether or not such offer to sell has been solicited;

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

“Offeror” means a Person who is making or has announced a current intention to make a Take-over Bid but only so long as the Take-over Bid so announced or made has not been withdrawn or terminated or has not expired.

“Permitted Bid” means a Take-over Bid which is made by means of a Take-over Bid circular and which also complies with the following additional provisions:

(i)	the Take-over Bid is made to all holders of record of Voting Shares, other than the Offeror;

(ii)	the Take-over Bid shall contain, and the take-up and payment for securities tendered or deposited thereunder shall be subject to, irrevocable and unqualified conditions that:

(A)

no Voting Shares shall be taken up or paid for pursuant to the Take-over Bid, (x) prior to the Close of Business on a date which is not earlier than 60 days or such longer period as may be prescribed as the minimum deposit period under applicable Canadian law, and (y) then only if, at the Close of Business on the date Voting Shares are first taken up or paid for under such Take-over Bid, more than 50% of the then outstanding Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(B)

Voting Shares may be deposited pursuant to such Take-over Bid, unless such Take-over Bid is withdrawn, at any time prior to the date Voting Shares are first taken up or paid for under the Take-over Bid;

	(C)	any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

(D)

in the event that the requirements set forth in subclause (ii)(A) of this definition are satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tender of Voting Shares for not less than 10 Business Days from the date of such public announcement, provided always that a Permitted Bid will cease to be a Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition prior to the time it expires (after giving effect to any extension) or is withdrawn and any acquisitions of Voting Shares made pursuant to such Permitted Bid, including any acquisition of Voting Shares theretofore made, will cease to be a Permitted Bid Acquisition.

“Permitted Bid Acquisition” means a Share acquisition made pursuant to a Permitted Bid or Competing Permitted Bid.

“Permitted Lock-Up Agreement” means an agreement between an Offeror, any of its Affiliates or Associates or any other Person acting jointly or in concert with the Offeror and any other Person (each, a “Locked-up Person”) who is not an Affiliate or Associate of the Offeror or a Person acting jointly or in concert with the Offeror (the terms of which are publicly disclosed and a copy of which is made available to the public, including the Corporation, not later than the date of the Lock-up Bid (as defined below) or, if the Lock-up Bid has been made prior to the date on which such agreement is entered into, not later than the date of such agreement and if such date is not a Business Day, the next Business Day), pursuant to which each such Locked-up Person agrees to deposit or tender Voting Shares or Convertible Securities (or both) to a Take-over Bid (the “Lockup Bid”) made or to be made by the Person, any of such Person’s Affiliates or Associates or any other Person acting jointly or in concert with such Person, provided that:

(i)

the agreement permits any Locked-up Person to terminate its obligation to deposit or tender to or not to withdraw Voting Shares and/or Convertible Securities from the Lock-up Bid in order to tender or deposit the Voting Shares and/or Convertible Securities to another Take-over Bid or support another transaction:

	(A)	where the price or value of the consideration per Voting Share and/or Convertible Security offered under such other Take-over Bid or transaction:

(1)

is greater than the price or value of the consideration per Voting Share and/or Convertible Security at which the Locked-Up Person has agreed to deposit or tender Voting Shares and/or Convertible Securities to the Lock-Up Bid; or

(2)

exceeds by as much as or more than a specified amount (the “Specified Amount”) the price or value of the consideration per Voting Share or Convertible Security at which the Locked-Up Person has agreed to deposit or tender Voting Shares and/or Convertible Securities to the Lock-Up Bid, provided that such Specified Amount is not greater than 7% of the price or value of the consideration per Voting Share or Convertible Security at which the Locked-Up Person has agreed to deposit or tender Voting Shares and/or Convertible Securities to the Lock-Up Bid; and

(B)

if the number of Voting Shares or Convertible Securities offered to be purchased under the Lock-Up Bid is less than 100% of the Voting Shares and/or Convertible Securities held by Independent Shareholders, where the number of Voting Shares and/or Convertible Securities to be purchased under such other Take-over Bid or transaction at a price or value per Voting Share and/or Convertible Security that is not less than the price or value per Voting Share and/or Convertible Security offered under the Lock-Up Bid:

(1)	is greater than the number of Voting Shares and/or Convertible Securities that the Offeror has offered to purchase under the Lock-Up Bid; or

(2)

exceeds by as much as or more than a specified number (the “Specified Number”) the number of Voting Shares or Convertible Securities that the Offeror has offered to purchase under the Lock-Up Bid, provided that the Specified Number is not greater than 7% of the number of Voting Shares or Convertible Securities offered to purchase under the Lock-Up Bid, and, for greater clarity, the agreement may contain a right of first refusal or require a period of delay to give such Person an opportunity to match a higher price in another Take-over Bid or transaction or other similar limitation on a Locked-up Person’s right to withdraw Voting Shares and/or Convertible Securities from the agreement, so long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Voting Shares and/or Convertible Securities during the period of the other Take-over Bid or transaction; and

(ii)	no “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:

	(A)	the cash equivalent of 2.5% of the price or value of the consideration payable under the Lock-up Bid to a Locked-up Person; and

(B)

50% of the amount by which the price or value of the consideration payable under another Take-over Bid or transaction to a Locked-up Person exceeds the price or value of the consideration that such Locked-up Person would have received under the Lock-up Bid, shall be payable by a Locked-up Person pursuant to the agreement in the event a Locked-up Person fails to deposit or tender Voting Shares to the Lock-up Bid or withdraws Voting Shares in order to accept the other Take-over Bid or support another transaction.

“Person” includes any individual, firm, partnership, association, trust, body corporate, joint venture, syndicate or other form of unincorporated organization, government and its agencies and instrumentalities or other entity or group (whether or not having legal personality) and any successor (by merger, statutory amalgamation or arrangement, or otherwise) thereof.

“Pro-Rata Acquisition” means the acquisition of Voting Shares or securities convertible into or exchangeable for Voting Shares:

(i)

as a result of a stock dividend, stock split or other event pursuant to which a Person receives or acquires Voting Shares or securities convertible into or exchangeable for Voting Shares on the same pro-rata basis as all other holders of Voting Shares of the same class or series;

(ii)

pursuant to a regular dividend reinvestment plan or other plan made available by the Corporation to holders of all of its Voting Shares (other than holders resident in any jurisdiction where participation in such plan is restricted or impractical to the Corporation as a result of applicable law) where such plan permits the holder to direct that the dividends paid in respect of such Voting Shares be applied to the purchase from the Corporation of further securities of the Corporation;

(iii)

pursuant to the receipt and/or exercise of rights issued by the Corporation on a pro- rata basis to all holders of a class or series of Voting Shares to subscribe for or purchase Voting Shares or securities convertible into or exchangeable for Voting Shares (other than holders resident in any jurisdiction where the distribution or exercise of such rights is restricted or impractical as a result of applicable law), provided that such rights are acquired directly from the Corporation and not from any other Person, and provided that the Person does not thereby Beneficially Own a greater percentage of the Voting Shares than the percentage of Voting Shares Beneficially Owned by such Person immediately prior to such acquisition; or

(iv)

pursuant to a distribution by the Corporation of Voting Shares, or securities convertible into or exchangeable for Voting Shares (and the conversion or exchange of such convertible or exchangeable securities) made pursuant to a prospectus or by way of private placement by the Corporation provided that such Person does not thereby Beneficially Own a greater percentage of Voting Shares so offered than the percentage of Voting Shares Beneficially Owned by such Person immediately prior to such acquisition.

“Redemption Price” has the meaning ascribed to that term in subsection 5.1(a) hereof.

“Regular Periodic Cash Dividends” means cash dividends paid at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:

(v)	200% of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year;

(vi)	300% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years; and

(vii)	100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.

“Right” shall have the meaning ascribed thereto in the recitals to this Agreement;

“Rights Agent” means American Stock Transfer & Trust Company, LLC, a limited liability trust company existing under the laws of New York, and any successor Rights Agent appointed pursuant to the provisions hereof.

“Rights Certificate” has the meaning ascribed to that term in subsection 2.2(c) hereof.

“Rights Register” and “Rights Registrar” shall have the respective meanings ascribed thereto in subsection 2.6(a) hereof.

“Securities Act (Ontario)” means the Securities Act, R.S.O. 1990, c. S.5, as amended, and the regulations and rules thereunder, unless otherwise specified, as the same exist on the date hereof.

“Separation Time” means the Close of Business on the tenth Business Day after the earliest of:

(i)	the Stock Acquisition Date;

(ii)

the date of the commencement of, or first public announcement (provided such announcement is made after the Record Time) of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take- over Bid (other than a Permitted Bid or a Competing Permitted Bid, as the case may be); and

(iii)	the date upon which a Permitted Bid or Competing Permitted Bid ceases to be such;

or such later date as may be determined by the Board of Directors in good faith, provided that: (i) if the foregoing results in a Separation Time being prior to the Record Time, the Separation Time shall (subject to any determination of the Board of Directors as aforesaid) be the Record Time; (ii) if any such Take-over Bid expires, is cancelled, is terminated or is otherwise withdrawn prior to the Separation Time without securities deposited thereunder being taken up and paid for, then such Take-over Bid shall be deemed, for purposes of this definition never to have been made; and (iii) if the Board of Directors determines, pursuant to Section 5.1, to waive the application of Section 3.1 to a Flip-In Event, then the Separation Time in respect of such Flip-In Event shall be deemed never to have occurred.

“Shares” means the shares in the capital of the Corporation.

“Stock Acquisition Date” means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 5.2(1) of Multilateral Instrument 62-104 – Take-Over Bids and Issuer Bids, Section 102.1 of the Securities Act (Ontario), Section 13(d) of the 1934 Exchange Act or any other applicable securities laws, as amended from time to time and any provision substituted therefor) by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person.

“Subsidiary”: a body corporate is a Subsidiary of another body corporate if:

(i)

it is controlled by (A) that other, or (B) that other and one or more bodies corporate, each of which is controlled by that other, or (C) two or more bodies corporate, each of which is controlled by that other, or

(ii)	it is a Subsidiary of a body corporate that is that others Subsidiary.

“Take-over Bid” means an Offer to Acquire Voting Shares or Convertible Securities (or both), where the securities subject to the Offer to Acquire, together with the Voting Shares, if any, into which the securities subject to the Offer to Acquire are convertible and the Voting Shares Beneficially Owned by the Offeror at the date of the Offer to Acquire constitute, in the aggregate, 20% or more of the then outstanding Voting Shares.

“Termination Time” means the time at which the right to exercise Rights shall terminate pursuant to Section 5.1 hereof.

“Trading Day”, when used with respect to any securities, means a day on which the principal securities exchange in Canada on which such securities are listed or admitted to trading is open for the transaction of business, or if the securities are not listed or admitted to trading on any securities exchange in Canada, a Business Day.

“U.S.-Canadian Exchange Rate” means, on any date:

(i)	if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

(ii)

in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars calculated in the manner which shall be determined by the Board of Directors from time to time.

“U.S. Dollar Equivalent” of any amount which is expressed in Canadian dollars means, on any date, the United States dollar equivalent of such amount determined by reference to the Canadian-U.S. Exchange Rate on such date.

“Voting Share Reduction” means an acquisition, redemption or cancellation by the Corporation of Voting Shares which by reducing the number of Voting Shares outstanding, increases the percentage of Voting Shares Beneficially Owned by any Person to 20% or more of the Voting Shares then outstanding.

“Voting Shares” means, collectively, the Common Shares and any other Shares entitled to vote generally for the election of directors.

1.2	Holder

As used in this Agreement, unless the context otherwise requires, the term holder when used with reference to Rights, means the registered holder of such Rights or, prior to the Separation Time, the associated Common Shares.

1.3	Acting Jointly or in Concert

For purposes of this Agreement, a Person is acting jointly or in concert with every other Person who: (i) is an Associate or Affiliate of such first mentioned Person; or (ii) who is a party to any agreement, arrangement, commitment or understanding, whether formal or informal, with the first mentioned Person, or any Person acting jointly or in concert with the first mentioned Person, for the purpose of acquiring or offering to acquire Voting Shares.

1.4	Determination of Percentage Ownership

For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person at any time shall be and be deemed to be the product determined by the formula:

100 x A / B

where:

A	=	the number of votes for the election of all directors generally attached to the Voting Shares Beneficially Owned by such Person at such time; and

B	=	the number of votes for the election of all directors generally attached to all Voting Shares outstanding at such time.

Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person in both the numerator and the denominator above, but unissued Voting Shares which another Person may be deemed to Beneficially Own shall not be included in the denominator of the above formula.

1.5	Application of Statutes, Regulations and Rules

Unless the context otherwise requires, any reference to a specific section, subsection, clause or rule of any act or regulation shall be deemed to refer to the same as it may be amended, re-enacted or replaced or, if repealed and there shall be no replacement therefore, to the same as it is in effect on the date of this Agreement.

1.6	Currency

All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.7	Headings and References

The headings of the Articles and Sections of this Agreement and the Table of Contents are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement. All references to Articles, Sections, clauses, subclauses and Exhibits are to articles, sections, clauses and subclauses of and Exhibits to, and forming part of, this Agreement. The words “hereto”, “herein”, “hereof”, “hereunder”, “this Agreement”, the “Rights Agreement” and similar expressions refer to this Agreement including the Exhibits, as the same may be amended, modified or supplemented at any time or from time to time.

1.8	Singular, Plural, etc.

In this Agreement, where the context so admits, words importing the singular number include the plural and vice versa and words importing gender include the masculine, feminine and neuter genders.

ARTICLE II
THE RIGHTS

2.1	Issuance and Legend on Common Share Certificates

(a)

One Right in respect of each Common Share outstanding at the Record Time and each Common Share that may be issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time shall be issued in accordance with the terms hereof. Notwithstanding the foregoing, one Right in respect of each Common Share issued after the Record Time upon the exercise of rights pursuant to Convertible Securities outstanding at the Record Time may be issued after the Separation Time but prior to the Expiration Time.

(b)

Certificates for Common Shares issued after the Record Time hereof but prior to the earlier of the Separation Time and the Expiration Time shall evidence, in addition to the Common Shares, one Right for each Common Share represented thereby and shall have impressed, printed, or written thereon or otherwise affixed thereto a legend in substantially the following form:

“Until the Separation Time (as such term is defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Rights Plan Agreement (the “Rights Agreement”), made as of November 10, 2015, between SunOpta Inc. (the “Corporation”) and American Stock Transfer & Trust Company, LLC, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file and may be inspected during normal business hours at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be amended or redeemed, may expire, may become void (if, in certain circumstances, they are Beneficially Owned by a Person who is or becomes an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or with an Affiliate or Associate of an Acquiring Person, as such terms are defined in the Rights Agreement, or a transferee thereof), or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor.”

Certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one Right for each Common Share evidenced thereby notwithstanding the absence of a legend in substantially the foregoing form until the earlier of the Separation Time and the Expiration Time.

2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights

(a)

Subject to adjustment as herein set forth, each Right will entitle the holder thereof, after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price (or its U.S. Dollar Equivalent on the Business Day immediately preceding the date of exercise of the Right), one Common Share. Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

(b)	Until the Separation Time:

	(i)	the Rights shall not be exercisable and no Right may be exercised; and

(ii)

for administrative purposes, each Right shall be evidenced by the certificate for the associated Common Share registered in the name of the holder thereof (which certificate shall be deemed to represent a Rights Certificate) and shall be transferable only together with, and shall be transferred by a transfer of, such associated Common Share.

(c)

From and after the Separation Time and prior to the Expiration Time, the Rights may be exercised and shall be registered and transferable independent of Common Shares. Promptly following the Separation Time, the Corporation shall prepare and the Rights Agent shall mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person, any other Person whose Rights are or become void pursuant to the provisions of subsection 3.1(b) hereof and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights), at such holder’s address as shown in the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

(i)

a certificate (a “Rights Certificate”) in substantially the form of Exhibit “A” hereto appropriately completed and registered in such holder’s name, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

	(ii)	a disclosure statement describing the Rights.

(d)

Rights may be exercised in whole at any time or in part from time to time on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its office in Brooklyn, New York or at any other office of the Rights Agent in the cities specified in the Rights Certificate or designated from time to time for that purpose by the Corporation after approval of the Rights Agent:

(i)

the Rights Certificate evidencing such Rights with an Election to Exercise (an “Election to Exercise”) substantially in the form attached to the Rights Certificate, appropriately completed and duly executed by the holder or his executors or administrators or other personal representatives or his legal attorney duly appointed by instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

(ii)

payment by certified cheque or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the issuance, transfer or delivery of Rights Certificates or the issuance, transfer or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

(e)

Upon receipt of a Rights Certificate accompanied by a duly completed and executed Election to Exercise which does not indicate that Rights evidenced by such Rights Certificate have become void pursuant to subsection 3.1(b) hereof and payment as set forth in subsection 2.2(d) above, the Rights Agent (unless otherwise instructed by the Corporation) shall thereupon promptly:

(i)

requisition from the transfer agent of the Common Shares certificates representing the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

	(ii)	when appropriate, requisition from the Corporation the applicable payment by cheque, bank draft or money order, if any, to be made in lieu of issuing fractional Common Shares;

(iii)

after receipt of such certificates, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder together with, where applicable, any payment in accordance with clause (ii) of this subsection 2(e) in lieu of a fractional interest; and

	(iv)	tender to the Corporation all payments received on exercise of the Rights.

(f)

In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing (subject to the provisions of subsection 5.5(a) hereof) the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(g)	The Corporation covenants and agrees to:

(i)

take all such action as may be necessary on its part and within its powers to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates evidencing such Common Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered and be fully paid and non-assessable;

(ii)

take all reasonable action as may be necessary on its part and within its power to comply with any applicable requirements of the Canada Business Corporations Act, the Securities Act (Ontario) or comparable legislation of each of the provinces and territories of Canada and of the United States of America, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance and delivery of Rights Certificates and of any securities of the Corporation upon exercise of Rights;

(iii)

use commercially reasonable efforts to cause all Common Shares of the Corporation issued upon exercise of Rights to be listed upon The Toronto Stock Exchange and/or such other stock exchange on which the Common Shares are listed at that time;

(iv)

pay when due and payable, if applicable, any and all Canadian federal, provincial transfer taxes (not including any taxes referable to the income or profit of the holder or exercising Person or any liability of the Corporation to withhold tax) and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any Common Shares of the Corporation issued upon the exercise of Rights, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for securities in a name other than that of the holder of the Rights being transferred or exercised;

(v)

if necessary, cause to be reserved and kept available out of its authorized and unissued Common Shares the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights; and

(vi)

after the Separation Time, except as permitted by Section 5.1 or Section 5.4, not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3	Adjustments to Exercise Price, Number of Rights

Subject to Section 5.19, the Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

(a)	If the Corporation shall at any time after the Record Time and prior to the Expiration Time:

(i)

declare or pay a dividend on Common Shares payable in Common Shares (or other Shares or securities exchangeable for or convertible into or giving a right to acquire Common Shares or other Shares) otherwise than pursuant to any optional share dividend program;

	(ii)	subdivide or change the outstanding Common Shares into a greater number of Common Shares;

	(iii)	consolidate or change the outstanding Common Shares into a lesser number of Common Shares; or

(iv)

issue any Common Shares (or other Shares or securities exchangeable for or convertible into or giving a right to acquire Common Shares or other Shares) in respect of, in lieu of, or in exchange for, existing Common Shares in a reclassification or redesignation of Common Shares, an amalgamation or statutory arrangement, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights shall be adjusted in the manner set forth below.

If the Exercise Price and number of Rights are to be adjusted:

(x)

the Exercise Price in effect after such adjustment shall be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other Shares) (the “Expansion Factor”) that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof (assuming the exercise of all such exchange or conversion rights, if any); and

(y)

each Right held prior to such adjustment shall become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights shall be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the Shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other whole share or security exchangeable for or convertible into a whole Share of capital) shall have exactly one Right associated with it.

If the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment shall be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof. To the extent that any such rights of exchange, conversion or acquisition are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such Rights. If after the Record Time and prior to the Expiration Time the Corporation shall issue any Shares of its authorized capital other than Common Shares in a transaction of a type described in the first sentence of this subsection 2.3(a), such Shares shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend this Agreement in order to effect such treatment.

If the Corporation shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in the preceding paragraph, each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such Share.

(b)

If the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares of rights or warrants entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares) at a price per Common Share (or, in the case of a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price (including the price required to be paid to purchase such convertible or exchangeable security or right) per share) that is less than 95% of the Market Price per Common Share on such record date, the Exercise Price shall be adjusted. The Exercise Price in effect after such record date shall equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction, of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered (including the price required to be paid to purchase such convertible or exchangeable securities or rights)) would purchase at such Market Price, and of which the denominator shall be the number of shares of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable). In case such subscription price may be paid in a form other than cash, the value of such non-cash consideration shall be as determined by the Board of Directors. To the extent that any such rights or warrants are not so issued or, if issued, are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights or warrants, as the case may be. For purposes of this Agreement, the granting of the right to purchase Common Shares (whether previously unissued, treasury shares or otherwise) pursuant to any optional dividend reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends payable on securities of the Corporation and/or employee stock option, stock purchase or other employee benefit plan (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights or warrants by the Corporation; provided, however, that, in the case of any dividend reinvestment plan, the right to purchase Common Shares is at a price per share of not less than 90% of the then current Market Price per share (determined as provided in such plan) of the Common Shares.

(c)

If the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares of evidences of indebtedness or assets (other than a Regular Periodic Cash Dividend or a dividend paid in Common Shares) or rights or warrants (excluding those referred to in subsection 2.3(a) or 2.3(b)), the Exercise Price shall be adjusted. The Exercise Price in effect after such record date shall equal the Exercise Price in effect immediately prior to such record date less the fair market value (as determined by the Board of Directors) of the portion of the assets, evidences of indebtedness, rights or warrants so to be distributed applicable to the securities purchasable upon exercise of one Right. Such adjustments shall be made successively whenever a record date is fixed, and in the event that such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price which would have been in effect if such record date had not been fixed.

(d)	Each adjustment made pursuant to this Section 2.3 shall be made as of:

	(i)	the payment or effective date for the applicable dividend, subdivision, change, consolidation or issuance in the case of an adjustment made pursuant to subsection 2.3(a) above; and

	(ii)	the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to subsections 2.3(b) or (c) above.

(e)

Subject to the prior consent of the holders of Common Shares or Rights obtained in accordance with the provisions of subsection 5.4(b) or (c), as applicable, if the Corporation shall at any time after the Record Time and prior to the Expiration Time issue any Shares (other than Common Shares), or rights or warrants to subscribe for or purchase any such Shares, or securities convertible into or exchangeable for any such Shares, in a transaction referred to in clause (a)(i) or (a)(iv) of this Section 2.3 and if the Board of Directors determines that the adjustments contemplated by subsections 2.3(a), (b) and (d) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding such clauses, such adjustments (rather than the adjustments contemplated by subsections 2.3(a), (b) and (d) above) shall be made and the Corporation and the Rights Agent shall amend this Agreement as appropriate to provide for such adjustments.

(f)

Anything herein to the contrary notwithstanding, no adjustment to the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Exercise Price; provided, however, that any adjustments which by reason of this subsection 2.3(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Each adjustment made pursuant to this Section 2.3 shall be calculated to the nearest cent or to the nearest one ten-thousandth of a Common Share or Right, as the case may be.

(g)

All Rights originally issued by the Corporation subsequent to any adjustment made to an Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)

Unless the Corporation shall have exercised its election as provided in subsection 2.3(i) below, upon each adjustment of an Exercise Price as a result of the calculations made in subsections 2.3(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares (calculated to the nearest one ten-thousandth) obtained by:

	(i)	multiplying (A) the number of Common Shares covered by a Right immediately prior to this adjustment, by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price; and

	(ii)	dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(i)

The Corporation may elect on or after the date of any adjustment of an Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record immediately prior to such adjustment of the number of Rights shall become the number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to the adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any date thereafter, but, if the Rights Certificates have been issued, shall be at least 10 calendar days after the date of the public announcement.

If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this subsection 2.3(i), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date, Rights Certificates evidencing the additional Rights to which such holder shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution or replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the adjusted Exercise Price and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)

Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the securities so purchasable which were expressed in the initial Rights Certificates issued hereunder.

(k)

If, as a result of an adjustment made pursuant to Section 3.1, the holder of any Right thereafter exercised shall become entitled to receive any securities other than Common Shares, thereafter the number of such other securities so receivable upon exercise of any Right and the applicable Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as may be practicable to the provisions with respect to the Common Shares contained in the foregoing subsections of this Section 2.3 and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other securities.

(l)

In any case in which this Section 2.3 shall require that any adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional Common Shares or other securities upon the occurrence of the event requiring such adjustment.

(m)

Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that, in their judgment, the Board of Directors determines advisable in order that any: (i) subdivision or consolidation of the Common Shares; (ii) issuance wholly for cash of any Common Shares at less than applicable Market Price; (iii) issuance wholly for cash of any Common Shares or securities that by their terms are exchangeable for or convertible into or give a right to acquire Common Shares; (iv) stock dividends; or (v) issuance of rights, options or warrants referred to in this Section 2.3, hereafter made by the Corporation to holders of its Common Shares, and subject to applicable taxation laws, shall not be taxable to such shareholders.

(n)

If an event occurs which would require an adjustment under both this Section 2.3 and subsection 3.1(a), the adjustment provided for in this Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required under subsection 3.1(a).

(o)	Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon the exercise of Rights is made pursuant to this Section 2.3, the Corporation shall promptly:

	(i)	prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment;

	(ii)	file with the Rights Agent and with each transfer agent for the Common Shares, a copy of such certificate; and

	(iii)	cause notice of the particulars of such adjustment or change to be given to the holders of the Rights,

provided, however, failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4	Date on Which Exercise is Effective

Each Person in whose name any certificate for Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly submitted (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such exercise is a date upon which the relevant Share transfer books of the Corporation are closed, such Person shall be deemed to have become the recorded holder of such Shares on, and such certificate shall be dated, the next succeeding Business Day on which the said Share transfer books of the Corporation are open.

2.5	Execution, Authentication, Delivery and Dating of Rights Certificates

(a)

The Rights Certificates shall be executed on behalf of the Corporation by any two of its Chairman, its Chief Executive Officer, its Chief Financial Officer, its General Counsel or its Corporate Secretary. The signature of any of these officers on the Rights Certificates may be manual or facsimile.

(b)

Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding those individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

(c)

Promptly after the Corporation learns of the Separation Time, the Corporation shall notify the Rights Agent of such Separation Time and shall deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent shall manually countersign and deliver such Rights Certificates to the holders of the Rights pursuant to subsection 2.2(c) hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent in the manner described above.

(d)	Each Rights Certificate shall be dated the date of countersignature thereof.

2.6	Registration, Registration of Transfer and Exchange

(a)

The Corporation shall cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration and transfer of Rights. The Rights Agent is hereby appointed as the registrar for the Rights (the “Rights Registrar”) for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided. If the Rights Agent shall cease to be the Rights Registrar, the Rights Agent shall have the right to examine the Rights Register at all reasonable times.

(b)

After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of subsection 2.6(d) below, the Corporation shall execute, and the Rights Agent shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.

(c)

All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(d)

Every Rights Certificate surrendered for registration of transfer or exchange shall have the form of assignment thereon duly completed and endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of its Rights Agent) connected therewith.

(e)	The Corporation shall not be required to register the transfer or exchange of any Rights after the Rights have been terminated pursuant to the provisions of this Agreement.

2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates

(a)

If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)

If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time: (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate; and (ii) such indemnity and surety bond as may be required by them to save each of them and their respective agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon the Corporation’s request, the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)

As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

(d)

Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8	Persons Deemed Owners

Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term holder of any Rights means the registered holder of such Rights (or, prior to the Separation Time, the associated Shares).

2.9	Delivery and Cancellation of Certificates

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement.

2.10	Agreement of Holders of Rights

Every holder of Rights by accepting the same consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

(a)	prior to the Separation Time, each Right shall be transferable only together with, and shall be transferred by a transfer of, the associated Share certificate representing such Right;

(b)	after the Separation Time, the Rights Certificates shall be transferable only on the Rights Register as provided herein;

(c)

prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

(d)	such holder has waived all rights to receive any fractional Right or fractional Share upon exercise of a Right;

(e)	such holder is otherwise bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof in respect of all Rights held;

(f)

this Agreement may be supplemented or amended from time to time pursuant to, and in the circumstances set forth in, subsection 5.4(a) upon the sole authority of the Board of Directors acting in good faith without the approval of any holder of Rights; and

(g)

notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

ARTICLE III
ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

3.1	Flip-in Event

(a)

Subject to subsections 5.1(b), (c) and (d) hereof and except as provided below, if prior to the Expiration Time a Flip-in Event shall occur, each Right shall thereafter constitute, effective at the Close of Business on the tenth Business Day after the relevant Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares having an aggregate Market Price on the date of consummation or occurrence of such Flip-In Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in the event that, after such date of consummation or occurrence, an event of a type analogous to any of the events described in Section 2.3 hereof shall have occurred with respect to such Common Shares).

(b)

Notwithstanding anything in this Agreement to the contrary, upon the occurrence of a Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the Stock Acquisition Date by:

(i)

an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or with an Affiliate or Associate of an Acquiring Person); or

(ii)

a transferee or other successor in title, directly or indirectly, (a “Transferee”) of Rights held by an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or with an Affiliate or Associate of an Acquiring Person) who becomes a Transferee concurrently with or subsequent to the Acquiring Person becoming an Acquiring Person, in a transfer, whether or not for consideration, that the Board of Directors has determined is part of a plan, understanding or scheme of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person) that has the purpose or effect of avoiding the provisions of this subsection 3.1(b) applicable in the circumstances contemplated in clause (i) hereof;

shall thereupon become and be void and any holder of such Rights (including any Transferee) shall thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent, or any Co-Rights Agent (as defined in Section 4.1), upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this subsection 3.1(b) shall be deemed to be an Acquiring Person for the purposes of this subsection 3.1(b) and such Rights shall be null and void.

(c)

Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either clauses (i) or (ii) of subsection 3.1(b) hereof or transferred to any nominee of any such Person, and any Rights Certificate issued upon the transfer, exchange or replacement of any other Rights Certificate referred to in this sentence shall contain the following legend:

“The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) or was acting jointly or in concert with any of them. This Rights Certificate and the Rights represented hereby shall become void in the circumstances specified in subsection 3.1(b) of the Rights Agreement.”, provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so by the Corporation in writing or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not an Acquiring Person or an Affiliate or Associate thereof or acting jointly or in concert with any of them. The issuance of a Rights Certificate without the legend referred to in this subsection shall be of no effect on the provisions of this subsection 3(b).

ARTICLE IV
THE RIGHTS AGENT

4.1	General

(a)

The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint one or more co-rights agents (each, a “Co-Rights Agent”) as it may deem necessary or desirable after consultation with the Rights Agent. In such event, the respective duties of the Rights Agent and any Co-Rights Agent shall be as the Corporation may determine with the written approval of the Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent, its officers, directors, employees and agents for, and to hold them harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or wilful misconduct on the part of the Rights Agent, its officers, directors, employees or agents, for anything done or omitted by them in connection with the acceptance and performance of this Agreement, including legal costs and expenses, which right to indemnification shall survive the termination of this Agreement or the resignation or removal of the Rights Agent.

(b)

The Rights Agent shall be protected from, and shall incur no liability for or in respect of, any action taken, suffered or omitted by it in connection with its performance of this Agreement in reliance upon any certificate for Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, opinion, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

(c)

The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon written request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

4.2	Merger, Amalgamation, Consolidation or Change of Name of Rights Agent

(a)

Any body corporate into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any body corporate resulting from any merger, amalgamation, arrangement or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any body corporate succeeding to the securityholder services business of the Rights Agent or any successor Rights Agent shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such body corporate would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any or the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)

In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent way countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3	Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)

The Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion. The Rights Agent may also, with the approval of the Corporation (such approval not to be unreasonably withheld), consult with such other experts as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement (at the expense of the Corporation) and the Rights Agent shall be entitled to rely in good faith on the advice of any such expert.

(b)

Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action or refraining from taking any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by an individual believed by the Rights Agent to be the Chairman, the Chief Executive Officer, the Chief Financial Officer, the General Counsel or the Corporate Secretary of the Corporation and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken, omitted or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)	The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or wilful misconduct.

(d)

The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only.

(e)

The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to subsection 3.1(b) hereof) or any adjustment required under the provisions of Section 2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 hereof describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Shares to be issued pursuant to this Agreement or any Rights or as to whether any Shares shall, when issued, be duly and validly authorized, executed, issued and delivered and be fully paid and non-assessable.

(f)

The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)

The Rights Agent is hereby authorized to rely upon and directed to accept written instructions with respect to the performance of its duties hereunder from any individual believed by the Rights Agent to be the Chairman, the Chief Executive Officer, the Chief Financial Officer, the General Counsel or the Corporate Secretary of the Corporation, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken, omitted or suffered by it in good faith in accordance with instructions of any such individual.

(h)

The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

(i)

The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4	Change of Rights Agent

The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days’ notice (or such lesser notice as is acceptable to the Corporation) in writing delivered or mailed to the Corporation and to each transfer agent of Shares by first class mail, and mailed or delivered to the holders of the Rights in accordance with Section 5.9 hereof. The Corporation may remove the Rights Agent upon 60 days’ notice in writing, mailed or delivered to the Rights Agent and to each transfer agent of the Shares by first class mail, and mailed to the holders of the Rights in accordance with Section 5.9 hereof. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation shall appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 60 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection by the Corporation), then the holder of any Rights may apply, at the Corporation’s expense, to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a body corporate incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of Ontario or a body corporate under the laws of the United States or a state thereof to carry on the business of a trust company under the laws of the United States or a state thereof. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent upon receipt of all fees and expenses outstanding to the predecessor Rights Agent by the Corporation shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Shares, and mail a notice thereof in writing to the holders of the Rights in accordance with Section 5.9. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

4.5	Compliance with Anti-Money Laundering Legislation

The Rights Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any reason whatsoever, the Rights Agent reasonably determines that such an act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist financing legislation, regulation or guideline. Further, should the Rights Agent reasonably determine at any time that its acting under the Agreement has resulted in it being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on ten (10) days’ written notice to the Corporation, provided that: (i) the Rights Agent’s written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Rights Agent’s satisfaction within such ten (10) day period, then such resignation shall not be effective.

4.6	Compliance with Privacy Legislation

All federal, state and/or provincial legislation that addresses the protection of an individual’s personal information (collectively, “Privacy Laws”) shall apply to obligations and activities under this Agreement. Despite any other provision of this Agreement, neither the Corporation nor the Rights Agent shall take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Corporation shall, prior to transferring or causing to be transferred personal information to the Rights Agent, obtain and retain required information, or will have determined that such consents either have previously been given upon which the parties can rely or are not required under applicable Privacy Laws. The Rights Agent shall use commercially reasonable efforts to ensure that its services hereunder comply with applicable Privacy Laws.

ARTICLE V
MISCELLANEOUS

5.1	Redemption and Waiver

(a)

With the consent of the holders of Voting Shares or Rights obtained in accordance with subsection 5.4(b) or (c), as applicable, the Board of Directors, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, may elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right appropriately adjusted in a manner analogous to the applicable adjustment to the Exercise Price provided for in Section 2.3 hereof if an event analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the “Redemption Price”).

(b)

With the consent of the holders of Voting Shares or Rights obtained in accordance with subsection 5.4(b) or (c), as applicable, the Board of Directors may, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a Take-over Bid made by means of a take-over bid circular to all holders of record of Voting Shares and otherwise than in the circumstances set forth in subsection 5.1(d), waive the application of Section 3.1 to such Flip-in Event. In such event, the Board of Directors shall extend the Separation Time to a date at least 10 Business Days subsequent to the meeting of shareholders called to approve such waiver.

(c)

Prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this subsection 5.1(c), the Board of Directors may waive the application of Section 3.1 to such Flip-in Event but only if such Flip-in Event occurs as a result of a Takeover Bid made by way of a Take-over Bid circular sent to all holders of record of Voting Shares; provided, however, that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event pursuant to this subsection 5.1(c), the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid which is made by means of a Take-over Bid circular to all holders of record of Voting Shares prior to the expiry of any Take-over Bid (as the same may be extended from time to time) in respect of which a waiver is, or is deemed to have been, granted under this subsection 5.1(c).

(d)

Notwithstanding the provisions of Subsections 5.1(b) and (c) hereof, the Board of Directors may waive the application of Section 3.1 in respect of the occurrence of any Flip-in Event if: (i) the Board of Directors has determined that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under this Agreement, and in the event such waiver is granted by the Board of Directors, a Stock Acquisition Date shall be deemed not to have occurred. Any such waiver pursuant to this subsection 5.1(d) must be on the condition that such Person, within 14 days after the foregoing determination by the Board of Directors or such earlier or later date as the Board of Directors may determine in good faith (the “Disposition Date”), has reduced its Beneficial Ownership of Voting Shares such that the Person is no longer an Acquiring Person. If the Person remains an Acquiring Person at the Close of Business on the Disposition Date, the Disposition Date shall be deemed to be the date of occurrence of a further Stock Acquisition Date and Section 3.1 shall apply thereto.

(e)

The Board of Directors shall, without further formality, be deemed to have elected to redeem the Rights at the Redemption Price on the date that a Person who has made a Permitted Bid, a Competing Permitted Bid or Take-over Bid in respect of which the Board of Directors has waived, or is deemed to have waived, pursuant to section 5.1(c) the application of section 4.1, takes up and pays for Voting Shares pursuant to the terms and conditions of such Permitted Bid, Competing Permitted Bid or Take-over Bid, as the case may be.

(f)

If the Board of Directors elects to or is deemed to have elected to redeem the Rights and, in circumstances where subsection 5.1(a) is applicable, such redemption is approved by the holders of Voting Shares or the holders of Rights in accordance with subsection 5.4(b) or (c), as applicable, (i) the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price, and (ii) no further Rights shall thereafter be issued.

(g)

Within 10 Business Days of the Board of Directors electing or having been deemed to have elected to redeem the Rights or, if subsection 5.1(a) is applicable, with 10 Business Days after the requisite consent being given by the holders of Voting Shares or Rights in accordance with subsection 5.4(b) or (c), as applicable, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at his last address as it appears upon the Rights Register of the Rights Agent, or, prior to the Separation Time, on the share register maintained by the Corporation’s transfer agent for the Shares. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made. The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this section 5.1, except in connection with the purchase of Common Shares prior to the Separation Time.

(h)

Where a Take-over Bid that is not a Permitted Bid or Competing Permitted Bid expires, is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may, without the consent of the holders of Voting Shares or the holders of Rights, elect to redeem all of the outstanding Rights at the Redemption Price.

(i)

Upon Rights being redeemed pursuant to subsection 5.1(h), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement, the Separation Time shall be deemed not to have occurred.

(j)	The Corporation shall give prompt written notice to the Rights Agent of any waiver of the application of Section 3.1 made by the Board of Directors under this Section 5.1.

5.2	Expiration

No Person shall have any rights pursuant to this Agreement or any Right after the Expiration Time, except as provided in Section 4.1 hereof.

5.3	Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of Shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4	Supplements and Amendments

(a)

The Corporation may make, without the approval of the holders of Rights or Voting Shares, any supplements or amendments to this Agreement: (i) specifically contemplated in any provision hereof; (ii) to correct any clerical or typographical error; or (iii) which are required to maintain the validity and effectiveness of the Agreement as a result of any change in any applicable laws, rules or regulatory requirements. The Corporation, prior to the date of any shareholders meeting referred to in Section 5.18, or any adjournment or postponement thereof, may supplement, amend, vary, delete or rescind any of the provisions of this Agreement without the approval of any holder of Rights or Voting Shares (whether or not such action would materially adversely affect the interests of the holders of Rights generally), where the Board of Directors deems in good faith that such action is necessary or desirable. Notwithstanding anything in this Section 5.4 to the contrary, no amendment shall be made to the provisions of Article IV except with the written concurrence of the Rights Agent to such supplement or amendment. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 5.4, the Rights Agent shall execute such supplement or amendment, provided that such supplement or amendment does not adversely affect the rights or obligations of the Rights Agent under Section 4.1 or Section 4.3 of this Agreement.

(b)

Subject to subsection 5.4(a), the Corporation, with the prior consent of the holders of Voting Shares obtained as set forth below, at any time before the Separation Time, may redeem Rights pursuant to subsection 5.1(a), waive a Flip-in Event pursuant to subsection 5.1(b) or otherwise supplement, amend, vary, delete or rescind any of theprovisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Voting Shares at a meeting called and held in compliance with applicable laws, rules and regulatory requirements and the requirements in the articles and by-laws of the Corporation. Subject to compliance with any requirements imposed by the foregoing, consent shall be given if the proposed supplement, amendment, variation, deletion or rescission is approved by the affirmative vote of a majority of the votes cast by all Independent Shareholders represented in person or by proxy at the meeting. Alternatively, consent shall be deemed to be given if the action requiring such approval is approved by a written instrument signed by the holders of a majority of the outstanding Voting Shares that are held by Independent Shareholders. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote.

(c)

The Corporation, with the prior consent of the holders of Rights obtained as set forth below, at any time after the Separation Time and before the Expiration Time, may redeem Rights pursuant to subsection 5.1(a) or otherwise supplement, amend, vary, delete or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Rights at a meeting of holders of Rights called and held in compliance with applicable laws, rules and regulatory requirements and, to the extent possible, with the requirements in the articles and by-laws of the Corporation applicable to meetings of holders of Common Shares, applied mutatis mutandis. Subject to compliance with any requirements imposed by the foregoing, consent shall be given if the proposed supplement, amendment, variation, deletion or rescission is approved by the affirmative vote of a majority of the votes cast by holders of Rights (other than holders of Rights whose Rights have become null and void pursuant to subsection 3.1(b)), represented in person or by proxy at the meeting. Alternatively, consent shall be deemed to be given if the action requiring such approval is approved by a written instrument signed by the holders of a majority of the outstanding Rights (other than holders of Rights whose Rights have become null and void pursuant to subsection 3.1(b)). For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to subsection 3.1(b)) shall be entitled to one vote.

(d)

Any amendments made by the Corporation to this Agreement pursuant to subsection 5.4(a) which are required to maintain the validity and effectiveness of this Agreement as a result of any change in any applicable laws, rules or regulatory requirements shall:

(i)

if made before the Separation Time, be submitted to the holders of Voting Shares at the next meeting of shareholders and the shareholders may, by the majority referred to in subsection 5.4(b), confirm or reject such amendment; or

(ii)

if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called in accordance with the provisions of subsection 5.4(c) hereof and held within a period of 120 days of the making of such amendment.

Any such amendment shall, unless the Board of Directors otherwise stipulates, be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders of the Corporation or the holders of Rights or is not submitted to the shareholders of the Corporation or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or if such a meeting of the holders of Rights is not held within a period of 120 days of the making of any such amendment, at the end of such period, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders of the Corporation or holders of Rights as the case may be.

(e)

The Corporation shall be required to provide the Rights Agent with notice in writing of any such amendment or supplement to this Agreement as referred to in this Section 5.4 within five days of effecting such amendment, rescission or variation.

5.5	Fractional Rights and Fractional Common Shares

(a)

The Corporation shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of issuing fractional Rights, the Corporation shall pay to the registered holders of the Right Certificates, at the time such fractional Rights would otherwise be issuable, an amount equal to the same fraction of the Market Price of one whole Right that the fraction of a Right that would otherwise be issuable is of one whole Right. The Rights Agent shall have no obligation to make any payments in lieu of fractional Rights unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with Section 2.2(e).

(b)

The Corporation shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one Common Share that the fraction of a Common Share that would otherwise be issuable upon the exercise of such Right is of a whole Common Share. The Rights Agent shall have no obligation to make any payments in lieu of fractional Common Shares unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with Section 2.2(e).

5.6	Rights of Action

Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights, and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder’s right to exercise such holder’s Rights in the manner provided in such holder’s Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

5.7	Holder of Rights Not Deemed a Shareholder

No holder, as such, of any Right or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of such Right, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Right or Right Certificate, as such, any of the rights, titles, benefits or privileges of a shareholder of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or upon any matter submitted to shareholders of the Corporation at any meeting thereof, or to give or withhold consent to any action of the Corporation, or to receive notice of meetings or other actions affecting any shareholder of the Corporation (except as provided in Section 5.8 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by any Rights Certificate shall have been exercised in accordance with the provisions hereof.

5.8	Notice of Proposed Actions

If after the Separation Time and prior to the Expiration Time:

	(a)	there shall occur an adjustment in the Rights attaching to the Rights pursuant to Section 3.1 as a result of the occurrence of a Flip-in Event; or

	(b)	the Corporation proposes to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation’s assets;

then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.9, a notice of such event or proposed action, which shall specify the date on which such change to the Rights, liquidation, dissolution or winding up occurred or is to take place, and such notice shall be so given within 10 Business Days after the occurrence of a change to the Rights and not less than 15 Business Days prior to the date of taking such proposed action by the Corporation.

5.9	Notices

(a)

Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with the Rights Agent), or sent by facsimile or other form of recorded electronic communication, charges prepaid and confirmed in writing, as follows:

SunOpta Inc.
2838 Bovaird Drive West
Brampton, Ontario L7A 0H2

Attention:	Corporate Secretary
Fax No.:	(905) 455-2529

(b)

Notices or demands authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with the Corporation), or sent by facsimile or other form of recorded electronic communication, charges prepaid and confirmed in writing, as follows:

American Stock Transfer & Trust Company, LLC
6201-15th Avenue
Brooklyn, New York 11219
Attention:   Corporate Trust Department
Fax No.:       (718) 921-8334

(c)

Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the register of the Rights Agent or, prior to the Separation Time, on the register of the Corporation for its Common Shares. Any notice which is mailed or sent in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

(d)

Any notice given or made in accordance with this Section 5.9 shall be deemed to have been given and to have been received on the day of delivery, if so delivered, on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following the mailing thereof, if so mailed, and on the day of telegraphing, telecopying or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.

5.10	Costs of Enforcement

The Corporation agrees that if the Corporation fails to fulfill any of its obligations pursuant to this Agreement, then the Corporation shall reimburse the holder of any Rights for the costs and expenses (including reasonable legal fees) incurred by such holder and actions to enforce his rights pursuant to any Rights or this Agreement in any action suit or proceeding in which a court of competent jurisdiction in a final non-appealable judgment has rendered judgment in favour of the holder.

5.11	Successors

All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

5.12	Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.13	Governing Law

This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Ontario and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

5.14	Language

Les parties aux présentes ont exigé que la présente convention ainsi que tous les documents et avis qui s’y rattachent et/ou qui en découleront soient rédigés en langue anglaise.
The parties hereto have required that this Agreement and all documents and notices related thereto and/or resulting therefrom be drawn up in the English language.

5.15	Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.16	Severability

If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

5.17	Determinations and Actions by the Board of Directors

(a)

No actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith, shall subject the Board of Directors to any liability to the holders of the Rights.

(b)

Without limiting the generality of the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of Voting Shares reject or accept any Take-Over Bid or take any other action (including the commencement, prosecution, defence or settlement of any litigation and the submission of additional or alternative Take- Over Bids or other proposals to the holders of Voting Shares) with respect to any Take-Over Bid or otherwise that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.

5.18	Effective Date and Confirmation of Agreement

This Agreement is effective in accordance with its terms from the date hereof; provided that, unless confirmed by ordinary resolution passed by a majority of the votes cast by Independent Shareholders present in person or voting by proxy and who vote in respect of confirmation of this Agreement at a meeting of shareholders of the Corporation to be held not later than May 10, 2016, this Agreement shall be of no further force or effect and all Rights issued hereunder shall be void from the termination of such meeting.

5.19	Periodic Reconfirmation of Agreement

Assuming that this Agreement is confirmed in accordance with Section 5.18, at the annual meeting of shareholders of the Corporation held in 2016 and at every third annual meeting of shareholders of the Corporation held thereafter, provided that a Flip-in Event has not occurred prior to such time (other than a Flip-in Event in respect of which the application of section 3.1 has been waived pursuant to section 5.1), the Board of Directors will submit a resolution to the Independent Shareholders for their consideration and approval, confirming this Agreement (as it may be amended and restated) and its continued existence after each such meeting. If a majority of the votes cast by Independent Shareholders who vote in respect of such resolution at any such meeting are not voted in favour of this Agreement and its continued existence, then the Board of Directors immediately upon the confirmation by the Chairman of such shareholders meeting of the result of the vote on such resolution, and without further formality, this Agreement shall be of no further force or effect and all Rights issued hereunder shall be void from the termination of such meeting.

5.20	Declaration as to Non-Canadian and Non-United States Holders

If, upon the advice of outside counsel, any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside of Canada and the United States of America, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure that such compliance is not required, including without limitation establishing procedures for the issuance to a Canadian resident Fiduciary of Rights or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto (but reserving to the Fiduciary or to the Fiduciary and the Corporation, as the Corporation may determine, absolute discretion with respect thereto) and the sale thereof and remittance of the proceeds of such sale, if any, to the Persons entitled thereto. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada and any province or territory thereof and the United States of America and any state thereof in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.21	Regulatory Approvals

Any obligation of the Corporation or action or event contemplated by this Agreement, or any amendment or supplement to this Agreement, shall be subject to receipt of any requisite approval or consent from any governmental or regulatory authority having jurisdiction (including the Toronto Stock Exchange) while any securities of the Corporation are listed and posted for trading thereon and for a period of six (6) months thereafter.

5.22	Time of the Essence

Time shall be of the essence in this Agreement.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written,

SUNOPTA INC.

Per:	/s/ Jill Barnett
Name: Jill Barnett
Title: General Counsel

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

Per:
Name: Jennifer Donovan
Title: Senior Vice President,
Relationship Management,
Regional Manager

[Remainder of Page Left Blank Intentionally]

Signature Page – Rights Plan

EXHIBIT “A”
Form of Rights Certificate

Certificate No.	Rights

UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY PERSON ACTING JOINTLY OR IN CONCERT WITH AN ACQUIRING PERSON OR WITH AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BECOME VOID WITHOUT FURTHER ACTION.

RIGHTS CERTIFICATE

This certifies that _________________, is the registered holder of the number of Rights set forth above, each of which entities the registered holder thereof, subject to the terms, provisions and conditions of a Rights Agreement made as of November 10, 2015 (the “Rights Agreement”) between SunOpta Inc., (the “Corporation”), a corporation existing under the Canada Business Corporations Act and American Stock Transfer & Trust Company, LLC, as Rights Agent, to purchase from the Corporation at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one fully paid common share in the capital of the Corporation (a “Common Share”), subject to adjustment as provided in the Rights Agreement, at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with a duly completed and executed Form of Election to Exercise at the principal office of the Rights Agent in Brooklyn, New York. The Exercise Price shall initially be shall be an aggregate amount equal to the Market Price per Common Share (determined as at the Separation Time) multiplied by five (5).

This Rights Certificate is subject to all the terms, provisions and conditions of the Rights Agreement which terms, provisions and conditions are hereby incorporated herein by this reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. All capitalized terms used and not otherwise defined in this Rights Certificate shall have the meaning ascribed thereto in the Rights Agreement. Copies of the Rights Agreement are on file at the registered office of the Corporation and are available upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any office of the Rights Agent or any Co-Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates so surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provision of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Corporation at a redemption price of $0.00001 per Right.

No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby nor will Rights Certificates be issued for less than one whole Right. In lieu thereof, a payment made by certified cheque, bank draft or money order will be made as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

IN WITNESS WHEREOF the Corporation has caused this Rights Certificate to be signed by its duly authorized officers.

Date:

ATTEST:	SUNOPTA INC.

By:

By:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:
Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED
hereby sells, assigns and transfers

unto
(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint_________________________________________attorney, to transfer the within Rights Certificate on the books of the within-named Corporation, with full power of substitution.

Dated:

Signature Guaranteed:
Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

(Signature must be guaranteed by a Canadian Schedule I chartered bank, or a financial institution that is a member of a recognized Medallion Signature Guarantee Program (STAMP).

CERTIFICATION

(To be completed if true)

The undersigned hereby represents and certifies, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have not been, Beneficially Owned by an Acquiring Person or any Person acting jointly or in concert with any Acquiring Person or with any Affiliate or Associate thereof (all as defined in the Rights Agreement).

Signature

NOTICE

In the event the certification set forth above is not completed in connection with a purported assignment, the Beneficial Owner of the Rights evidenced by this Rights Certificate will be deemed to be an Acquiring Person or a Person acting jointly or in concert with such Acquiring Person or an

Affiliate or Associate of such Acquiring Person (all as defined in the Rights Agreement) and accordingly the Rights evidenced by this Rights Certificate will be null and void.

[To be attached to each Rights Certificate]

FORM OF ELECTION TO EXERCISE
(To be executed if holder desires to exercise the Rights Certificate.)

TO: The undersigned hereby irrevocably elects to exercise _________________whole Rights represented by the attached Rights Certificate to purchase the Shares issuable upon the exercise of such Rights and requests that certificates for such Shares be issued in the name of:

Address:

Social Insurance, Social Security or
Other Taxpayer Identification Number:

If such number of Rights shall not be all the whole Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such whole Rights shall be registered in the name of and delivered to:

Address:

Social Insurance, Social Security or
Other Taxpayer Identification Number:

Dated:

Signature Guaranteed:
Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

(Signature must be guaranteed by a Canadian Schedule I chartered bank, or a financial institution that is a member of a recognized Medallion Signature Guarantee Program (STAMP).

CERTIFICATION

(To be completed if true)

The undersigned hereby represents and certifies, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have not been, Beneficially Owned by an Acquiring Person or any Person acting jointly or in concert with any Acquiring Person or with any Affiliate or Associate thereof (all as defined in the Rights Agreement).

Signature

NOTICE

In the event the certification set forth above is not completed in connection with a purported assignment, the Beneficial Owner of the Rights evidenced by this Rights Certificate will be deemed to be an Acquiring Person or a Person acting jointly or in concert with such Acquiring Person or an Affiliate or Associate of such Acquiring Person (all as defined in the Rights Agreement) and accordingly the Rights evidenced by this Rights Certificate will be null and void.

EXHIBIT C
“Amended 2013 Plan”

SUNOPTA INC.

AMENDED 2013 STOCK INCENTIVE PLAN

1. Purpose. The purpose of this 2013 Stock Incentive Plan (the “Plan”) is to enable SunOpta Inc. (the “Company”) to attract and retain the services of selected employees, officers and directors of the Company. For purposes of this Plan, a person is considered to be employed by or in the service of the Company if the person is employed by or in the service of any entity (the “Employer”) that is the Company, a parent or subsidiary of the Company or a corporation, limited liability company, partnership, joint venture or other entity in which the Company has an interest.

2. Shares Subject to the Plan. Subject to adjustment as provided below and in Section 10, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall be ~~1,250,000~~ 3,000,000 shares plus (i) shares that are available under the Company’s 2002 Stock Option Plan (the “Prior Plan”) as of the Effective Date of the Plan (as defined in Section 3.1) and (ii) shares subject to outstanding options under the Prior Plan as of the Effective Date of the Plan if the options are cancelled or terminated or expire after the Effective Date of the Plan without the issuance of the shares subject to the options. If an option, stock appreciation right, Stock Award (as defined in Section 7) or Performance-Based Award (as defined in Section 9) granted under the Plan expires, terminates or is cancelled, the unissued shares thereto shall again be available under the Plan. If shares subject to a Stock Award or Performance-Based Award are forfeited to or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan. Notwithstanding any provision in the Plan, the maximum number of shares that can be issued under the Plan as Stock Awards or Performance Based Awards (collectively, “Full Value Awards”) shall be 750,000 shares.

3. Effective Date and Duration of Plan.

3.1 Effective Date. The Plan shall become effective as of the date it is approved by shareholders of the Company (the “Effective Date of the Plan”).

3.2 Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on the shares have lapsed. The Board of Directors of the Company (“Board of Directors”) may suspend or terminate the Plan at any time except with respect to awards then outstanding or subject to restrictions under the Plan. Termination shall not affect any outstanding awards or any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

4. Administration.

4.1 Board of Directors. The Plan shall be administered by the Board of Directors, which shall determine and designate the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may adopt and amend rules and regulations relating to administration of the Plan, advance the termination of any waiting period, accelerate any exercise or vesting date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it deems expedient to carry the Plan into effect, and the Board of Directors shall be the sole and final judge of such expediency.

4.2 Committee. The Board of Directors may delegate to any committee of the Board of Directors (the “Committee”) any or all authority for administration of the Plan. If authority is delegated to the Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee, except (i) as otherwise provided by the Board of Directors and (ii) that only the Board of Directors may amend or terminate the Plan as provided in Sections 3 and 11.

5. Types of Awards, Eligibility, Limitations. The Board of Directors may, from time to time, take the following actions, separately or in combination, under the Plan: (i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), as provided in Sections 6.1 and 6.2; (ii) grant options other than Incentive Stock Options (“Non-Statutory Stock Options”) as provided in Sections 6.1 and 6.3; (iii) grant Stock Awards as provided in Section 7; (iv) grant stock appreciation rights as provided in Section 8; and (v) grant Performance-Based Awards as provided in Section 9. Awards may be made to employees, including employees who are officers or directors, officers and directors selected by the Board of Directors; provided, however, that only employees of the Company or any parent or subsidiary of the Company (as defined in subsections 424(e) and 424(f) of the Code) are eligible to receive Incentive Stock Options under the Plan. The maximum number of shares that can be issued under the Plan as Incentive Stock Options is ~~1,250,000~~ 3,000,000 shares. No employee may be granted options or stock appreciation rights for more than an aggregate of 750,000 shares of Common Stock in any fiscal year.

6. Option Grants.

6.1 General Rules Relating to Options.

6.1 -1 Terms of Grant. The Board of Directors may grant options under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the exercise price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option.

6.1 -2 Exercise of Options. Except as provided in Section 6.1 -4 or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of exercise the optionee is employed by or in the service of the Company and shall have been so employed or provided such service continuously since the date the option was granted. Except as provided in Sections 6.1 -4 and 10, options granted under the Plan may be exercised from time to time over the period stated in each option in amounts and at times prescribed by the Board of Directors, provided that options may not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if an optionee does not exercise an option in any one year for the full number of shares to which the optionee is entitled in that year, the optionee’s rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

6.1 -3 Nontransferability. Except as provided below, each Incentive Stock Option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, and during the optionee’s lifetime, shall be exercisable only by the optionee. A stock option may be transferred by will or by the laws of descent and distribution of the state or country of the optionee’s domicile at the time of death. A Non-Statutory Stock Option shall also be transferable pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act. The Committee may, in its discretion, authorize all or a portion of a Non-Statutory Stock Option granted to an optionee to be on terms which permit transfer by the optionee to (i) the spouse, children or grandchildren of the optionee (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of Immediate Family Members, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any transfer, (y) the stock option agreement pursuant to which the options are granted must expressly provide for transferability in a manner consistent with this paragraph, and (z) subsequent transfers of transferred options shall be prohibited except by will or by the laws of descent and distribution. Following any transfer, options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 6.1 -5 the term “optionee” shall be deemed to refer to the transferee. The events of termination of employment of Section 6.1 -4, shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified, and all other references to employment, termination of employment, life or death of the optionee, shall continue to be applied with respect to the original optionee.

6.1 -4 Termination of Employment or Service.

6.1 -4(a) General Rule. Unless otherwise determined by the Board of Directors, if an optionee’s employment or service with the Company terminates for any reason other than because of total disability or death as provided in Sections 6.1 -4(b) and (c), his or her option may be exercised at any time before the expiration date of the option or the expiration of 30 days after the date of termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination.

6.1 -4(b) Termination Because of Total Disability. Unless otherwise determined by the Board of Directors, in the event of the termination of employment or service because of total disability, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination. The term “total disability” means a mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the optionee to be unable, in the opinion of the Company, to perform his or her duties as an employee, director or officer of the Company. Total disability shall be deemed to have occurred on the first day after the Company has made a determination of total disability.

6.1 -4(c) Termination Because of Death. Unless otherwise determined by the Board of Directors, in the event of the death of an optionee while employed by or providing service to the Company or a subsidiary, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom such optionee’s rights under the option shall pass by the optionee’s will or by the laws of descent and distribution of the state or country of domicile at the time of death.

6.1 -4(d) Amendment of Exercise Period Applicable to Termination. The Board of Directors may at any time extend the 30-day and 12-month exercise periods any length of time not longer than the original expiration date of the option. The Board of Directors may at any time increase the portion of an option that is exercisable, subject to terms and conditions determined by the Board of Directors.

6.1 -4(e) Failure to Exercise Option. To the extent that the option of any deceased optionee or any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to the option shall terminate.

6.1 -4(f) Leave of Absence. Absence on leave approved by the Employer or on account of illness or disability shall not be deemed a termination or interruption of employment or service. Unless otherwise determined by the Board of Directors, vesting of options shall continue during a medical, family or military leave of absence, whether paid or unpaid, and vesting of options shall be suspended during any other unpaid leave of absence.

6.1 -5 Purchase of Shares.

6.1 -5(a) Notice of Exercise. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon the Company’s receipt of written notice from the optionee of the optionee’s binding commitment to purchase shares, specifying the number of shares the optionee desires to purchase under the option and the date on which the optionee agrees to complete the transaction, and, if required to comply with the Securities Act of 1933, containing a representation that it is the optionee’s intention to acquire the shares for investment and not with a view to distribution.

6.1 -5(b) Payment. Unless the Board of Directors determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option exercise, the optionee must pay the Company the full purchase price of those shares in cash or by check or, with the consent of the Board of Directors, in whole or in part, in Common Stock of the Company valued at fair market value and other forms of consideration. With the consent of the Board of Directors, an optionee may pay the exercise price, in whole or in part, by instructing the Company to withhold from the shares to be issued upon exercise shares of Common Stock valued at fair market value. The fair market value of Common Stock of the Company provided or withheld in payment of the purchase price shall be the closing price of the Common Stock of the Company as reported on Nasdaq or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors, on the date the option is exercised, or if such date is not a trading day, then on the immediately preceding trading day.

6.1 -5(c) Tax Withholding. Each optionee who has exercised an option shall, immediately upon notification of the amount due, if any, pay to the Company in cash or by check amounts necessary to satisfy any federal, state and local tax withholding requirements. If additional withholding is or becomes required (as a result of exercise of an option or as a result of disposition of shares acquired pursuant to exercise of an option) beyond any amount deposited before delivery of the certificates, the optionee shall pay the additional withholding amount, in cash or by check, to the Company on demand. If the optionee fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors, an optionee may satisfy this obligation, in whole or in part, by instructing the Company to withhold some of the shares to be issued upon exercise or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligations. The fair market value of Common Stock of the Company withheld or delivered to satisfy withholding obligation shall be the closing price of the Common Stock of the Company as reported on Nasdaq or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors, on the date the option is exercised, or if such date is not a trading day, then on the immediately preceding trading day.

6.1 -5(d) Reduction of Reserved Shares. Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option plus any shares withheld in payment of the exercise price or to satisfy withholding requirements.

6.1 -6 No Repricing. Except for actions approved by the shareholders of the Company or adjustments made pursuant to Section 10, the option price for an outstanding option granted under the Plan may not be decreased after the date of grant nor may the Company grant a new option or pay any cash or other consideration (including another award under the Plan) in exchange for any outstanding option granted under the Plan at a time when the option price of the outstanding option exceeds the fair market value of the Shares covered by the option.

6.2 Incentive Stock Options. Incentive Stock Options shall be subject to the following additional terms and conditions:

6.2 -1 Limitation on Amount of Grants. If the aggregate fair market value of stock, determined as of the date the option is granted, for which Incentive Stock Options granted under this Plan (and any other stock incentive plan of the Company or its parent or subsidiary corporations, as defined in subsections 424(e) and 424(f) of the Code) are exercisable for the first time by an employee during any calendar year exceeds $100,000, the portion of the option or options not exceeding $100,000, to the extent of whole shares, will be treated as an Incentive Stock Option and the remaining portion of the option or options will be treated as a Non-Statutory Stock Option. The preceding sentence will be applied by taking options into account in the order in which they were granted. If, under the $100,000 limitation, a portion of an option is treated as an Incentive Stock Option and the remaining portion of the option is treated as a Non-Statutory Stock Option, unless the optionee designates otherwise at the time of exercise, the optionee’s exercise of all or a portion of the option will be treated as the exercise of the Incentive Stock Option portion of the option to the full extent permitted under the $100,000 limitation. If an optionee exercises an option that is treated as in part an Incentive Stock Option and in part a Non-Statutory Stock Option, the Company will designate the portion of the stock acquired pursuant to the exercise of the Incentive Stock Option portion as Incentive Stock Option stock by issuing a separate certificate for that portion of the stock and identifying the certificate as Incentive Stock Option stock in its stock records.

6.2 -2 Limitations on Grants to 10 percent Shareholders. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (as defined in subsections 424(e) and 424(f) of the Code) only if the option price is at least 110 percent of the fair market value, as described in Section 6.2 -4, of the Common Stock subject to the option on the date it is granted and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

6.2 -3 Duration of Options. Subject to Sections 6.1 -2, 6.1 -4 and 6.2 -2, Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that by its terms no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

6.2 -4 Option Price. The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in Section 6.2 -2, the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be deemed to be the closing price of the Common Stock of the Company as reported on Nasdaq on the date the option is granted, or if there has been no sale on that date, on the last preceding date on which a sale occurred, or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors.

6.2 -5 Limitation on Time of Grant. No Incentive Stock Option shall be granted on or after the tenth anniversary of the last action by the Board of Directors adopting the Plan or approving an increase in the number of shares available for issuance under the Plan, which action was subsequently approved within 12 months by the shareholders.

6.2 -6 Early Dispositions. If, within two years after an Incentive Stock Option is granted or within 12 months after an Incentive Stock Option is exercised, the optionee sells or otherwise disposes of Common Stock acquired on exercise of the Option, the optionee shall within 30 days of the sale or disposition notify the Company in writing of (i) the date of the sale or disposition, (ii) the amount realized on the sale or disposition and (iii) the nature of the disposition (e.g., sale, gift, etc.).

6.3 Non-Statutory Stock Options. Non-Statutory Stock Options shall be subject to the following terms and conditions, in addition to those set forth in Section 6.1 above: 6.3 -1 Option Price. The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant. The option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Non-Statutory Stock Options at the date the option is granted. The fair market value shall be deemed to be the closing price of the Common Stock of the Company as reported on Nasdaq on the date the option is granted, or if there has been no sale on that date, on the last preceding date on which a sale occurred, or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors.

6.3 -2 Duration of Options. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

7. Stock Awards. The Board of Directors may issue shares, including restricted stock, or rights to receive shares, including restricted stock units, under the Plan (“Stock Awards”) for any consideration, including services, determined by the Board of Directors. A restricted stock unit represents the right to receive one share of Common Stock subject to satisfaction of the conditions set forth in the applicable award agreement. Stock Awards shall be subject to the terms, conditions and restrictions determined by the Board of Directors and set forth in an award agreement. The terms may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued or awarded, deferral of the date for receipt of any shares and any other terms determined by the Board of Directors. The Company may require any recipient of a Stock Award to pay to the Company in cash or by check upon demand amounts necessary to satisfy any federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the purchaser, including salary, subject to applicable law. With the consent of the Board of Directors, a participant may satisfy this obligation, in whole or in part, by instructing the Company to withhold some of the shares to be issued or by delivering to the Company shares of Common Stock; provided, however, that the number of shares withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation. The fair market value of Common Stock of the Company withheld to satisfy withholding obligations shall be the closing price of the Common Stock of the Company as reported on Nasdaq or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors, on the date the shares are withheld, or if such date is not a trading day, then on the immediately preceding trading day. Upon the issuance of shares under a Stock Award, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, net of any shares withheld to satisfy tax withholding obligations.

8. Stock Appreciation Rights.

8.1 Grant. Stock appreciation rights may be granted under the Plan by the Board of Directors, subject to such rules, terms, and conditions as the Board of Directors prescribes.

8.2 Exercise.

8.2 -1 General. Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant or such higher amount as the Board of Directors shall determine (or, in the case of a stock appreciation right granted in connection with an option, the excess of the fair market value of one share of Common Stock of the Company over the exercise price per share under the option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subsection is negative. Payment by the Company upon exercise of a stock appreciation right may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Board of Directors.

8.2 -2 Time of Exercise. A stock appreciation right shall be exercisable only at the time or times established by the Board of Directors. If a stock appreciation right is granted in connection with an option, the following rules shall apply: (i) the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (ii) upon exercise of the stock appreciation right, the option or portion thereof to which the stock appreciation right relates terminates; and (iii) upon exercise of the option, the related stock appreciation right or portion thereof terminates.

8.2 -3 Conditions. The Board of Directors may impose any conditions upon the exercise of a stock appreciation right or from time to time adopt rules affecting the rights of holders of stock appreciation rights. These rules may govern the right to exercise stock appreciation rights granted prior to adoption or amendment of the rules as well as stock appreciation rights granted thereafter.

8.2 -4 Fair Market Value. For purposes of this Section 8, the fair market value of the Common Stock shall be determined using the methods set forth in Section 6.1 -5(b).

8.2 -5 Fractional Shares. No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Board of Directors determines, the number of shares may be rounded downward to the next whole share.

8.2 -6 Nontransferability. Each stock appreciation right granted in connection with an Incentive Stock Option and, unless otherwise determined by the Board of Directors, each other stock appreciation right granted by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder’s domicile at the time of death, and each stock appreciation right by its terms shall be exercisable during the holder’s lifetime only by the holder; provided, however, that a stock appreciation right not granted in connection with an Incentive Stock Option shall also be transferable pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act.

8.2 -7 Taxes. Each participant who has exercised a stock appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant including salary, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount. The fair market value of Common Stock of the Company withheld or delivered to satisfy withholding requirements shall be the closing price of the Common Stock of the Company as reported on Nasdaq or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors, on the date the stock appreciation right is exercised, or if such date is not a trading day, then on the immediately preceding trading day. Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares covered by the stock appreciation right. Cash payments of stock appreciation rights shall not reduce the number of Shares reserved for issuance under the Plan.

9. Performance-Based Awards. The Board of Directors may grant awards intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (“Performance-Based Awards”). Performance-Based Awards shall be denominated at the time of grant either in Common Stock (“Stock Performance Awards”) or in dollar amounts (“Dollar Performance Awards”). Payment under a Stock Performance Award or a Dollar Performance Award shall be made, at the discretion of the Board of Directors, in Common Stock (“Performance Shares”), or in cash or in any combination thereof. Performance-Based Awards shall be subject to the following terms and conditions:

9.1 Award Period. The Board of Directors shall determine the period of time for which a Performance-Based Award is made (the “Award Period”).

9.2 Performance Goals and Payment. The Board of Directors shall establish in writing objectives (“Performance Goals”) that must be met by the Company or any subsidiary, division or other unit of the Company (“Business Unit”) during the Award Period as a condition to payment being made under the Performance-Based Award. The Performance Goals for each award shall be one or more targeted levels of performance with respect to one or more of the following objective measures with respect to the Company or any Business Unit: earnings, earnings per share, stock price increase, total shareholder return (stock price increase plus dividends), return on equity, return on assets, return on capital, economic value added, revenues, operating income, inventories, inventory turns, cash flows, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, and restructuring and special charges (determined according to criteria established by the Board of Directors). The Board of Directors shall also establish the number of Performance Shares or the amount of cash payment to be made under a Performance-Based Award if the Performance Goals are met or exceeded, including the fixing of a maximum payment (subject to Section 9.4) . The Board of Directors may establish other restrictions to payment under a Performance-Based Award, such as a continued employment requirement, in addition to satisfaction of the Performance Goals. Some or all of the Performance Shares may be issued at the time of the award as restricted shares subject to forfeiture in whole or in part if Performance Goals or, if applicable, other restrictions are not satisfied.

9.3 Computation of Payment. During or after an Award Period, the performance of the Company or Business Unit, as applicable, during the period shall be measured against the Performance Goals. If the Performance Goals are not met, no payment shall be made under a Performance-Based Award. If the Performance Goals are met or exceeded, the Board of Directors shall certify that fact in writing and certify the number of Performance Shares earned or the amount of cash payment to be made under the terms of the Performance-Based Award.

9.4 Maximum Awards. No participant may receive in any fiscal year Stock Performance Awards under which the aggregate amount payable under the Awards exceeds the equivalent of 275,000 shares of Common Stock or Dollar Performance Awards under which the aggregate amount payable under the Awards exceeds $3,000,000.

9.5 Tax Withholding. Each participant who has received Performance Shares shall, upon notification of the amount due, pay to the Company in cash or by check amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the participant, including salary, subject to applicable law. With the consent of the Board of Directors, a participant may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so delivered or withheld shall not exceed the minimum amount necessary to satisfy the required withholding obligation.

9.6 Reduction of Reserved Shares. The payment of a Performance-Based Award in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. The number of shares of Common Stock reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award, net of any shares withheld to satisfy withholding obligations.

10. Changes in Capital Structure.

10.1 Stock Splits, Stock Dividends. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares, dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made in the number and kind of shares available for grants under the Plan and in all other share amounts set forth in the Plan. In addition, appropriate adjustment shall be made in the number and kind of shares subject to Stock Awards as to which shares have not been issued and as to which outstanding options and stock appreciation rights, or portions thereof then unexercised, shall be exercisable, so that the holder’s proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any adjustments made by the Board of Directors pursuant to this Section 10.1 shall be conclusive.

10.2 Corporate Transactions. Unless otherwise provided at the time of grant, if during the term of an option, stock appreciation right or restricted stock unit award, there shall occur a merger, consolidation or plan of exchange involving the Company pursuant to which outstanding shares are converted into cash or other stock, securities or property, or a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company, then the Board of Directors, may, in its sole discretion, provide that outstanding awards under the Plan shall be treated in accordance with any of the following alternatives:

10.2 -1 The option, stock appreciation right, restricted stock unit award shall be converted into an option, stock appreciation right or restricted stock unit award to acquire stock of the surviving or acquiring corporation in the applicable transaction for a total purchase price equal to the total price applicable to the unexercised portion of the option, stock appreciation right or restricted stock unit award, and with the amount and type of shares subject thereto and exercise price per share thereof to be conclusively determined by the Board of Directors, taking into account the relative values of the companies involved in the applicable transaction and the exchange rate, if any, used in determining shares of the surviving corporation to be held by holders of Shares following the applicable transaction, and disregarding fractional shares;

10.2 -2 The option, stock appreciate right or restricted stock unit shall be cancelled effective immediately prior to the consummation of the transaction, and, in full consideration of the cancellation, pay at such time or at other times as determined by the Board of Directors to the holder thereof an amount in cash, for each share subject to the award, equal to the value, as determined by the Board of Directors, of the award, provided that with respect to any outstanding option such value shall be equal to the excess of (A) the value, as determined by the Board of Directors, of the property (including cash) received by the holder of a share of stock as a result of the transaction over (B) the exercise price of such option; or

10.2 -3 All unissued shares subject to restricted stock unit awards shall be issued immediately prior to the consummation of such transaction, all options and stock appreciation rights will become exercisable for 100 percent of the shares subject to the option or stock appreciation right effective as of the consummation of such transaction, and the Board of Directors shall approve some arrangement by which holders of options and stock appreciation rights shall have a reasonable opportunity to exercise all such options and stock appreciation rights effective as of the consummation of such transaction or otherwise realize the value of these awards, as determined by the Board of Directors. Any option or stock appreciation right that is not exercised in accordance with procedures approved by the Board of Directors shall terminate.

10.3 Rights Issued by Another Corporation. The Board of Directors may also grant options, stock appreciation rights, Stock Awards and Performance-Based Awards under the Plan with terms, conditions and provisions that vary from those specified in the Plan, provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, Stock Awards and Performance-Based Awards or other awards granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a merger, combination consolidation, acquisition or similar corporate transaction. In the case of any award under this Section 10.3, shares issued or issuable in connection with the substitute award shall not be counted against the number of shares reserved under the Plan, but shall be governed by the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business.

11. Amendment of the Plan. The Board of Directors may at any time modify or amend the Plan in any respect, except that shareholder approval shall be required to (i) increase the number of shares reserved for the Plan, (ii) increase the maximum number of shares that can be issued as Full Value Awards and (iii) amend Section 6.1 -6 of the Plan. Except as provided in Section 10, no change in an award already granted shall be made without the written consent of the holder of the award if the change would adversely affect the holder.

12. Approvals. The Company’s obligations under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company’s shares may be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if issuance or delivery would violate state or federal securities laws.

13. Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of an Employer or interfere in any way with the Employer’s right to terminate the employee’s employment at will at any time, for any reason, with or without cause, or to decrease the employee’s compensation or benefits, or (ii) confer upon any person engaged by an Employer or the Company any right to be retained or employed by the Employer or the Company or to the continuation, extension, renewal or modification of any compensation, contract or arrangement with or by the Employer or the Company.

14. Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any shares of Common Stock until the recipient becomes the holder of record of those shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs before the date the recipient becomes the holder of record.

SUNOPTA INC.
2233 ARGENTIA ROAD, SUITE 401
MISSISSAUGA, ONTARIO
CANADA L5N 2X7

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 up until Friday, May 6, 2016.

The form of proxy should be signed in the exact name that appears on the form of proxy. If the form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the holder. **Proxy will be voted as directed. If no voting preferences are indicated, this form of proxy will be voted as recommended by the Board of Directors. This proxy is solicited by the Board of Directors of SunOpta for use at the Annual and Special Meeting of Shareholders.**

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E03665-P75089 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SUNOPTA INC.

The Board of Directors recommends a vote "FOR" the election of the nominees specified in Proposal 1 below and "FOR" the matters described in Proposals 2 through 6 below.

1. Election of Directors

Nominees:	For	Withhold
1a. Jay Amato	☐	☐
1b. Margaret Shan Atkins	☐	☐
1c. Michael Detlefsen	☐	☐
1d. Douglas Greene	☐	☐
1e. Katrina Houde	☐	☐
1f. Hendrik Jacobs	☐	☐
1g. Alan Murray	☐	☐

	For	Against	Abstain
2. Appointment of Deloitte LLP	☐	☐	☐
3. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐
4. Resolution to Confirm the Company's Advance Notice By-Law No.15	☐	☐	☐
5. Resolution to Ratify and Confirm the Company's Shareholder Rights Plan	☐	☐	☐
6. Resolution Re-Approving and Amending the Company's 2013 Stock Incentive Plan	☐	☐	☐

Such other business as may properly come before the meeting or any adjournment thereof.

If you wish to appoint someone other than Robert McKeracher, Vice President and Chief Financial Officer and Jill Barnett, General Counsel and Secretary, as your proxy, please check box here. Please do not check the box unless you want to exercise this option. ☐

Authorized Signature(s) – This section must be completed for your instruction to be executed.
I/We authorize you to act in accordance with my/our instructions set above. I/We hereby revoke any proxy previously given with respect to the Meeting.
If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E03666-P75089

SUNOPTA INC.

This proxy is solicited by the Board of Directors of SunOpta Inc. (the "Company") for use at the Annual and Special Meeting of Shareholders of the Company to be held at the offices of the Company at 2233 Argentia Road, Suite 401, Mississauga, Ontario, Canada L5N 2X7, on May 10, 2016 at 4:00 P.M. EDT, or any adjournment thereof (the "Meeting"), in the same manner, to the same extent and with the same powers as if the undersigned were personally present at the Meeting or any adjournment thereof.

You have the right to appoint a different person or company (with appropriate documentation) of your choice, who need not be a shareholder, to attend and act on your behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see below). The common shares represented by this form of proxy may be voted in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the Meeting.

If the common shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this form of proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this form of proxy with signing capacity stated may be required.

This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the attention of Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York, USA 11717, prior to 4:00 P.M., EDT on Friday, May 6, 2016 (or 4 P.M. on the afternoon, excluding Saturdays, Sundays and holidays, before any adjournment or postponement of the Meeting at which the proxy is to be used).

Appointment of Proxy:

I/We, being registered shareholder(s) of the Company hereby appoint(s): Robert McKeracher, Vice President and Chief Financial Officer and Jill Barnett, General Counsel and Secretary, or either of them, both officers of the Company;

OR

Print the name of the person you are appointing as your proxy if this person is someone other than Robert McKeracher or Jill Barnett; [ ]

as my/our proxy with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, in the discretion of such proxy) and to otherwise act for the undersigned in their discretion on all other matters that may properly come before the Meeting and without limiting the general authorization and power hereby given, the person(s) named above are specifically directed to vote the common shares of the Company registered in the name of the undersigned shareholder as follows:

The Board of Directors recommends a vote "FOR" the election of the nominees specified in Proposal 1 on the reverse side and "FOR" the matters described in Proposals 2 through 6 on the reverse side.

Continued and to be signed on reverse side